CONTENTS

     Letter to Shareholders
     -------------------------
     1

     Management Discussion
        US Bond Funds
        Global and International
          Bond Funds
        US Equity Funds
        International Stock and
          Global Balanced Funds
     -------------------------

     8

     Portfolio Highlights
     -------------------------

     24

     Statements of Assets
     and Liabilities
     -------------------------

     28

     Statements of Operations
     -------------------------

     32

     Statements of Changes
     in Net Assets
     -------------------------

     40

     Schedules of Portfolio
     Investments
     -------------------------

     107

     Notes to Financial Statements
     -------------------------

     124

     Financial Highlights
     -------------------------

     Independent Auditors' Report
     -------------------------

Dear Shareholders:

For more than a decade, superior service and compelling investment strategies have defined Payden & Rygel's success. Our clients and our shareholders have enjoyed the benefits of low-expense investing and have reached their financial objectives without having to take undue risks along the way.


I believe that what makes the Payden & Rygel investment style so compelling to clients and shareholders is our ability to communicate a strong, clear message about our approach to money management. Simply put, it is this: We never sacrifice long-term goals for short-term successes in our investments or in our business. The future of our clients and our investors always comes first.


On the investment side of our business, the major component of that long-term focus is global investing. For the past 14 years, Payden & Rygel has concentrated on building a financial advisory business with both domestic and international investment roots. Domestically, we have managed investments successfully through a variety of U.S. markets, including the crash of 1987 and the great bull market of the 1990s. Internationally, Payden & Rygel was among the first U.S. investment advisors to participate in the world's developed bond markets as they emerged in the mid-1980s. And Scottish Widows, our international equity manager, has participated in European markets since its founding in 1815.


Today, we believe that the global markets continue to offer our clients an opportunity to enhance their returns and to diversify their domestic portfolios. Significant differences exist in the economic cycles, growth rates, and market developments of countries around the world. Japan, for example, presents an investor with a different set of challenges and opportunities today than the U.S. market. So does Europe, where corporate restructurings, cross border trade, mergers and acquisitions, and the promise of a single currency have created an economic environment reminiscent of the U.S. market prior to its boom in 1995 and 1996. Even emerging markets, which still require a high level of international investment expertise and experience and a great deal of caution, have nevertheless become a bigger part of the global investment picture.


Over the long-term, as these markets become linked by faster and more efficient technology, there will be greater demand for those who understand the fundamentals of the global marketplace and the information that drives it daily. Already, this link between markets is becoming stronger. Think about the U.S. stock market's violent reaction to the whipsaw volatility in Hong Kong's stock market this past October as a vivid example of the growing interconnectivity of markets.


To see this global investment philosophy in action, take a look at one of our funds. A good example is Payden & Rygel's first mutual fund, GLOBAL FIXED INCOME. The fund embodies what's best about our approach. Launched in 1992, it was the firm's first

[PHOTO OF JOAN PAYDEN]

attempt to share our global investment vision and experience with both institutional and individual investors. Today, it is one of the largest global fixed income investment vehicles available to investors and its low-risk strategy has provided investors with consistent long-term results. In recognition of its merits, Morningstar added the fund to its top 500 funds list and the September 1997 issue of Consumer Reports listed it as one of the four global bond funds in the industry to watch.


The globalization of markets drives the service side as well as the investment side of our business. Payden & Rygel clients and investors have the flexibility to invest in stock and bond markets around the world. They also have the opportunity to access up-to-the-minute global market information and analysis on all of their portfolios. What's more, our successful long-term global strategies are available for low annual costs. But don't just take our word for it. The August 25, 1997 edition of Forbes magazine rated Payden & Rygel as one of the most cost efficient families in the mutual fund industry.


That kind of recognition gives us great satisfaction. We have worked hard to deliver shareholder-friendly products and we will continue to offer the same personal, high-quality service that we always have. We will also continue to broaden our array of mutual-fund investments. For those interested in new product launches, look for two new funds to come out at the beginning of 1998: a dollar-based money market fund and a high-yielding bond fund.


As always, feel free to contact us. We can show you the best ways to reach your goals or we can give you greater insights into your individual investments. Remember, we work for you.

Sincerely,



/s/ Joan Payden
Joan Payden
President & CEO
Payden & Rygel Investment Group

MANAGEMENT DISCUSSION AND ANALYSIS



US BOND FUNDS

The one constant in the bond market is interest rate volatility. The past fiscal year period, November 1, 1996 to October 31, 1997, was no exception. As the chart below illustrates, 10-year Treasury yields moved between 6% and 7% during the year. The cause for the fluctuation was alternating market perceptions of a slow economy, low inflation, and unchanged Federal Reserve policy, or a fast economy, inflation pressure, and restrictive Federal Reserve policy. While stock market investors are jubilant over a strong economy and low inflation, the ever skeptical bond market tries to find the flaw in the argument and then nervously debates its validity.

                       10 YEAR U.S. TREASURY YIELD LEVELS

 1-Nov-96       6.379          8-Nov-96      6.251     15-Nov-96      6.185
22-Nov-96       6.141         29-Nov-96      6.046      6-Dec-96      6.245
13-Dec-96       6.315         20-Dec-96      6.362     27-Dec-96      6.293
 3-Jan-97       6.500         10-Jan-97      6.610     17-Jan-97      6.544
24-Jan-97       6.624         31-Jan-97      6.496      7-Feb-97      6.400
14-Feb-97       6.267         21-Feb-97      6.370     28-Feb-97      6.554
 7-Mar-97       6.541         14-Mar-97      6.694     21-Mar-97      6.755
28-Mar-97       6.911          4-Apr-97      6.910     11-Apr-97      6.972
18-Apr-97       6.829         25-Apr-97      6.942      2-May-97      6.648
 9-May-97       6.673         16-May-97      6.723     23-May-97      6.744
30-May-97       6.661          6-Jun-97      6.490     13-Jun-97      6.430
20-Jun-97       6.378         27-Jun-97      6.455      4-Jul-97      6.311
11-Jul-97       6.224         18-Jul-97      6.247     25-Jul-97      6.183
 1-Aug-97       6.184          8-Aug-97      6.371     15-Aug-97      6.240
22-Aug-97       6.362         29-Aug-97      6.341      5-Sep-97      6.352
12-Sep-97       6.285         19-Sep-97      6.094     26-Sep-97      6.083
 3-Oct-97       5.990         10-Oct-97      6.145     17-Oct-97      6.160
24-Oct-97       5.983         31-Oct-97      5.833

The Federal Reserve did make a move toward more restrictive policy, moving short-term interest rates 0.25% higher on March 25. Later the next month, bond yields reached their highs for the year of 6.98% on the 10-year Treasury and 6.54% on the 2-year Treasury. Federal Reserve Chairman Greenspan spent much of the year indicating he, too, is puzzled by the absence of inflation pressure in such a strong economy with a tight labor market. Whenever Greenspan would make a speech hinting that he may believe we are in a "new paradigm" economy of unparalleled productivity, the bond market would embark on a price rally. His most recent remarks, however, were more closely aligned with the traditional economic view of capacity constraints and preemptive interest rate increases.


Such an environment caused the Payden & Rygel bond Funds to be more conservative in their average maturity positions than previously. The Intermediate Bond Fund, Investment Quality Bond Fund, and Total Return Fund maintained average maturities consistent with their benchmark indices for much of the year. The short maturity


                                                                 ANNUAL REPORT 1

Funds, such as the Limited Maturity Fund and the Short Bond Fund, were more cautiously positioned, as the yield spread between short maturity bonds and the Federal Funds rate was historically narrow.


Credit markets continued to be strong this year. Investment grade bond yield spreads remained fairly constant, with some slight narrowing. This was positive for the Short Bond Fund, Intermediate Bond Fund, and Investment Quality Bond Fund, as they each held significant allocations to corporate securities. Yield spreads in below investment grade debt fared better, as they narrowed 50 basis points to 250 basis points above 10-year Treasury yields. The Total Return Fund profited from this narrowing, as it held 19% in below investment grade debt.


Next year should be an exciting one for bond investors, as many factors could positively influence yields. Currency turmoil in Asia could unleash some powerful deflationary forces, and increased European efficiency from monetary union could also help keep inflation in check.

                              CHANGING YIELD CURVES

                               US Yield Curve
                           10/31/96 vs. 10/31/97
                           ----------------------
3 month                       5.15         5.20
6 month                       5.27         5.32
1 year                        5.37         5.36
2 year                        5.77         5.62
3 year                        5.88         5.69
5 year                        6.08         5.75
10 year                       6.34         5.83
30 year                       6.65         6.15

Global and International Bond Funds

Three central themes have dominated the global bond markets over the last
12 months: interest rates, credit spreads, and currency levels. Long-term interest rates have fallen in all markets over this time period, despite solid to improving economic activity in most regions. In fact, strong growth in the United States prompted the Federal Reserve to raise interest rates in March of this year, spooking the world's bond


2 PAYDEN & RYGEL INVESTMENT GROUP
markets and sending yields higher, albeit temporarily. Yields have since trended lower, due primarily to the exceptionally stable inflation levels worldwide.


This benign inflation environment has also contributed to the second force currently driving bond yields: lower risk premiums and the resulting convergence in yield spreads. Government bond yields of traditionally higher risk countries such as Canada and Australia have fallen to U.S. Treasury levels, and in many cases even lower. Across the Atlantic, the onset of European Monetary Union has officials enacting policy to coordinate economic cycles. Inflation is now contained to sub 2% levels in most countries, even Italy and Spain. This has driven bond yields lower as well, with minimal spreads remaining between the different markets.


Finally, the U.S. dollar has been appreciating steadily against both the German mark and Japanese yen. On a relative basis, the U.S. economy is structurally sound due to deregulated markets, a well developed service sector, competitive industries, and flexible labor markets. Interest rate differentials also favor the dollar, as investors can earn more on deposits in the U.S. than in either Japan or Germany. For U.S. investors who invest globally, currency losses may have impacted performance in the last year, depending on the amount of currency hedging employed.

                           WEEKLY SPOT EXCHANGE RATES

       Deutschmarks                       Japanese Yen
 1-Nov-96            1.5120          1-Nov-96        113.3
 8-Nov-96            1.5015          8-Nov-96        111.74
15-Nov-96            1.5090         15-Nov-96        111.05
22-Nov-96            1.5066         22-Nov-96        111.45
29-Nov-96            1.5390         29-Nov-96        113.92
 6-Dec-96            1.5470          6-Dec-96        112.95
13-Dec-96            1.5570         13-Dec-96        113.85
20-Dec-96            1.5515         20-Dec-96        114.25
27-Dec-96            1.5530         27-Dec-96        115.25
 3-Jan-97            1.5670          3-Jan-97        116.41
10-Jan-97            1.5854         10-Jan-97        116.13
17-Jan-97            1.6172         17-Jan-97        117.36
24-Jan-97            1.6285         24-Jan-97        118.85
31-Jan-97            1.6370         31-Jan-97        121.15
 7-Feb-97            1.6620          7-Feb-97        123.15
14-Feb-97            1.6878         14-Feb-97        124.25
21-Feb-97            1.6885         21-Feb-97        122.91
28-Feb-97            1.6900         28-Feb-97        120.33
 7-Mar-97            1.7135          7-Mar-97        121.92
14-Mar-97            1.6940         14-Mar-97        123.5
21-Mar-97            1.6863         21-Mar-97        122.6
28-Mar-97            1.6761         28-Mar-97        123.91
 4-Apr-97            1.6850          4-Apr-97        124.26
11-Apr-97            1.7204         11-Apr-97        125.87
18-Apr-97            1.7098         18-Apr-97        125.8
25-Apr-97            1.7270         25-Apr-97        126.43
 2-May-97            1.7294          2-May-97        126.65
 9-May-97            1.6867          9-May-97        120
16-May-97            1.6926         16-May-97        115.59
23-May-97            1.6932         23-May-97        115.62
30-May-97            1.7060         30-May-97        116.32
 6-Jun-97            1.7243          6-Jun-97        114.25
13-Jun-97            1.7375         13-Jun-97        114.84
20-Jun-97            1.7274         20-Jun-97        114.76
27-Jun-97            1.7402         27-Jun-97        114.57
 4-Jul-97            1.7525          4-Jul-97        113.5
11-Jul-97            1.7820         11-Jul-97        114.17
18-Jul-97            1.7913         18-Jul-97        115.45
25-Jul-97            1.8368         25-Jul-97        116.85
 1-Aug-97            1.8624          1-Aug-97        118.4
 8-Aug-97            1.8458          8-Aug-97        114.75
15-Aug-97            1.8210         15-Aug-97        117.35
22-Aug-97            1.8202         22-Aug-97        118.24
29-Aug-97            1.8075         29-Aug-97        120.9
 5-Sep-97            1.8028          5-Sep-97        121.23
12-Sep-97            1.7730         12-Sep-97        121.01
19-Sep-97            1.7750         19-Sep-97        122.14
26-Sep-97            1.7585         26-Sep-97        121.22
 3-Oct-97            1.7562          3-Oct-97        122.03
10-Oct-97            1.7503         10-Oct-97        120.05
17-Oct-97            1.7727         17-Oct-97        120.86
24-Oct-97            1.7769         24-Oct-97        121.9
31-Oct-97            1.7262         31-Oct-97        120.45

Looking back over the last year, performance in our global bond Funds was significantly impacted by all three of the trends discussed above. We aggressively hedged currency exposure in all three of the funds, mitigating all foreign exchange losses in the Global Fixed Income Fund and the Global Short Bond Fund. Partial hedging helped reduce the impact of falling currencies on the International Bond Fund, but performance was negatively affected by the rising dollar.


                                                                 ANNUAL REPORT 3

In hindsight, the Payden and Rygel global bond Funds would have profited by holding longer maturity bonds. Our neutral stance in duration was prudent given the pick-up in global economic activity we foresaw at the beginning of the year. However, inflation has been contained better than we expected. When yields began to fall in late summer, a more aggressive duration position would have enhanced the capital gains earned on the bond positions.


At the same time, the global bond Funds were well positioned to take advantage of global yield convergence. Country allocations, which remained fairly consistent during the year, had all three Funds heavily invested in the top three performing bond markets: the United Kingdom, Australia, and Italy. At the same time, our concern over the dramatically low yields in Japan kept all three Funds out of the Japanese bond market, whose performance has ranked near the bottom of the developed markets.


US EQUITY FUNDS


The stock market headed higher this year, as corporate profits improved and bond yields remained fairly steady. Any sell-off, such as the 9% decline in March and early April, proved to be an excellent buying opportunity. The S&P 500 Stock Index was among the best performers in the world, gaining an impressive 32.1% from November 1, 1996 to October 31, 1997. October proved to be a jittery month, as investors marked the 10th anniversary of the great stock market crash in 1987. The doomsayers predicted another debacle this year. They got it, but it happened in Hong Kong, which declined 29.3% while the U.S. fell only 3.3% in October.


The Growth & Income Fund, which follows the "dogs of the Dow" theory, lagged the S&P 500 Index. However, it still earned a respectable 29.2% for the one-year period from November 1, 1996 to October 31, 1997. The reason it did not beat the index is primarily the result of two "dogs" that remained dogs over the course of the year. International Paper began the year as a "dog," then had a great turnaround, but collapsed in October when Asian currency devaluations were perceived as seriously aggravating paper pricing pressures. In the end, International Paper earned only 7.9% for the year. Eastman Kodak, which became a "dog" in April 1997, really suffered this year as the company's non-film businesses racked up losses. The stock lost 20.3% for the period, and should soon reach its value point. Successes of the strategy include AT&T, which gained 51.8%, and Exxon which advanced 42.9%.


The fact that the "dog" stocks did not beat the index this year should not be a surprise to anyone who has researched the strategy. The strategy does not beat the S&P 500 Index each and every year, but has accomplished its success over time. We hope that investors have the same time horizon.


4 PAYDEN & RYGEL INVESTMENT GROUP

The new tax law has created a slight change in the Growth & Income Fund methodology. We now hold each stock for 18 months to maximize capital gains. Our historical research indicates that this increased holding period does not diminish the strategy's documented effectiveness. The change does allow shareholders to keep more of the returns for themselves, rather than paying them in taxes.


INTERNATIONAL STOCK AND GLOBAL BALANCED FUNDS


The past year was one of great change in the international stock markets. European bourses began to look forward to life as a common currency continent. Investors generally liked the prospect, as European stock markets surged forward. Germany gained

WHILE ASIAN STOCK MARKETS FALL...

                                                   Nikkei                Hang Seng
11/1/96                                            20633.1               12529.3
                                                   20276.7               13102.7
1/3/97                                             19361.3               13222.8
                                                     17867               13660.5
3/7/97                                             18198.7               13337.3
                                                   17860.6               12204.6
5/2/97                                             19514.8               13081.7
                                                   20485.8               14655.1
7/4/97                                               19968                 14823
                                                   19804.4               16379.2
9/5/97                                             18650.2               14563.5
10/3/97                                            17647.5                 15128

 ...EUROPEAN AND US STOCKS GAIN

                                  DAX                   FTSE 100        S&P 500
11/1/96                           2683.25               3948.5          703.77
                                  2791.96                 3963          739.6
1/3/97                            2859.28               4089.5          748.03
                                  3138.01               4307.8          789.56
3/7/97                             3376.2               4420.3          804.97
                                  3244.93               4236.6          757.9
5/2/97                            3460.37               4455.6          812.97
                                  3695.29                 4645          858.01
7/4/97                            3942.53               4812.8          916.92
                                  4408.79               4899.3          947.14
9/5/97                            4100.67               4985.2          929.05
10/3/97                           4273.71               5330.8          965.03

35.7%, the Netherlands was up 48.8%, and France posted a 25.3% gain. Although the United Kingdom will not participate in the common currency, it nevertheless joined in the fun and rallied 21.2%. All of this positive stock market action was good for the International Equity Fund, the European Growth & Income Fund, and the Global Balanced Fund. Each had significant allocations to the European region.


Unfortunately, stock market life was not so joyous in Asia. Overheated economies, resulting from an easy monetary policy which remained so for too long, finally came crashing back to reality. The Thailand stock market fell 49%, Indonesia 11.5%, and Malaysia 43.9%. Their currencies were devalued as well, adding to the woes for a U.S. dollar based investor. Panic spread to markets thought "safe," such as Hong Kong. The Hang Seng Index of Hong Kong stocks fell 29.3% in October alone, creating a 12.4% decline for the fiscal year. Japan did not experience a crash, as its Asian neighbors did, so it only lost 14% for the year.


                                                                 ANNUAL REPORT 5

It is simple math to see that since the International Equity Fund had on average a 5% larger allocation to Asia than the index, it was bound to lag the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI EAFE) index. The story was the same for the Global Balanced Fund. Equity investors know that volatility is an inescapable part of buying stocks. Management is confident that the historic moves in Asia will ultimately serve to make the region stronger, and this will eventually be reflected in the stock prices of well managed Asian companies in which our Funds invest.


TAX EXEMPT FUNDS


Municipal yields declined in the year providing positive returns for the Tax Exempt and Short Duration Tax Exempt Funds. The yield curve flattened by 0.20%, with long rates declining more than short-term rates. This curve movement provided positive performance for the Tax Exempt Bond Fund, which has the majority of its assets in intermediate to long maturities. Yields moved in a choppy fashion during the year, with a general rising tendency until the Federal Reserve raised interest rates in a pre-emptive strike in March. After that move, yields declined steadily through July, at which point the decline was further fueled by the seasonal need for investors to reinvest coupon payments and maturities.

After the positive month of July, with municipal yields at lows not seen since October 1993, many issuers began to prepare to bring refunding issues to the market. This heavy supply calendar in the late summer months hindered municipals from rallying along with the Treasury market, which rallied on a wait-and-see attitude from the Federal Reserve.


On the legislative front, the Taxpayer Relief Act of 1997 had little to no impact on the municipal bond market. Provisions that would have limited corporate purchases of municipal bonds were tabled at the last minute in the discussions. While there was a momentary pause in the market, things resumed to business as usual. As we mentioned in last year's report, tax reform continues to be an agenda item for Republican lawmakers, and could have an impact on the municipal market in the future, regardless of the feasibility of its passage.


6 PAYDEN & RYGEL INVESTMENT GROUP

Credit spreads continued their collapse during the year, with spreads between AAA and BBB general obligations moving from 0.6% to 0.3% in the short end of the curve, and 0.8% to 0.4% in the longer maturities. The strategy in the Funds continues to focus on high quality credits and straightforward structures. We have upgraded the overall credit quality in the Funds, as the risk/reward trade-off clearly favors high quality instruments.


                                                                 ANNUAL REPORT 7

  GLOBAL SHORT BOND FUND


                               Country Allocation

                                  [PIE CHART]

                              U.S.           20%
                              Spain          10%
                              Germany        20%
                              Australia      20%
                              Sweden         10%
                              Italy          20%

                              Maturity Composition

                                  [BAR GRAPH]

                                            Years
                                            -----
                              Australia      2.7
                              Sweden         2.5
                              Spain          2.5
                              Germany        2.2
                              Italy          1.8
                              U.S.           1.3



  FOREIGN CURRENCY
  EXPOSURE FULLY HEDGED



                        October 31, 1997               October 31, 1996
                        ----------------               ----------------
 Net Assets:                $220,865,000                    $28,913,000
 Number of Issues:                    20                             13
 Average Maturity:                   2.1 years                      2.4 years
 SEC Yield:                         4.94%                          5.12%

                                       Investment Performance
               Merrill Lynch 1-3 year Treasury Index     Global Short Bond Fund
Sep 18 '96                     10000                             10000
                               10044                             10060
                               10157                             10110
                               10235                             10216
                               10235                             10265
Jan '97                        10283                             10336
                               10307                             10346
                               10303                             10346
                               10387                             10439
                               10458                             10532
                               10530                             10604
                               10645                             10655
                               10655                             10686
                               10736                             10792
Oct 31 '97                     10816                             10820


 Average Annual Total Return
 ---------------------------
                                             1-Year           Since Inception*
                                             ------           ----------------
 Global Short Bond Fund:                     7.02%                 7.29%
 Merrill Lynch 1-3 Year Treasury Index:      6.49%                 7.25%

 *Fund Inception was 9/18/96


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.



8  PAYDEN & RYGEL INVESTMENT GROUP

  GLOBAL FIXED INCOME FUND


                               Country Allocation


                                  [PIE CHART]

                              U.S.           30%
                              Canada          5%
                              France         10%
                              U.K.           10%
                              Germany        15%
                              Australia      10%
                              Spain          10%
                              Italy          10%

                              Maturity Composition

                                  [BAR GRAPH]

                                            Years
                                            -----
                              U.K.          15.3
                              Canada        10.6
                              U.S.           9.7
                              Australia      6.7
                              Italy          5.9
                              Germany        3.8
                              Spain          3.5
                              France         1.4


  FOREIGN CURRENCY
  EXPOSURE FULLY HEDGED



                         October 31, 1997              October 31, 1996
                         ----------------              ----------------
 Net Assets:                 $535,644,000                  $651,165,000
 Number of Issues:                     20                            21
 Average Maturity:                    7.3 years                     5.7 years
 SEC Yield:                          5.39%                         5.40%

                                                    Investment Performance
              JP Morgan Hedged Global Bond Index   Global Fixed Income Fund   Lehman U.S. Treasury Index
Sep 1 '92                    10000                           10000                       10000
                             10142                           10048                       10146
                             10166                           10031                        9997
                             10142                           10002                        9976
                             10286                           10079                       10146
Jan '93                      10440                           10201                       10364
                             10635                           10389                       10572
                             10657                           10515                       10607
                             10703                           10588                       10690
                             10722                           10618                       10677
                             10941                           10730                       10916
                             11029                           10834                       10980
                             11257                           11138                       11225
                             11303                           11138                       11269
                             11399                           11222                       11311
                             11391                           11201                       11187
                             11537                           11405                       11230
Jan '94                      11575                           11470                       11385
                             11330                           11090                       11140
                             11171                           10891                       10890
                             11088                           10820                       10805
                             11017                           10789                       10792
                             10948                           10850                       10768
                             11068                           10940                       10964
                             11014                           10935                       10967
                             10961                           10902                       10813
                             10981                           10988                       10806
                             11056                           11049                       10784
                             11070                           11061                       10850
Jan '95                      11222                           11240                       11051
                             11406                           11474                       11287
                             11571                           11775                       11358
                             11738                           11941                       11506
                             12143                           12241                       11972
                             12157                           12249                       12066
                             12239                           12295                       12021
                             12354                           12282                       12161
                             12516                           12470                       12277
                             12669                           12648                       12467
                             12912                           12908                       12660
                             13052                           13049                       12841
Jan '96                      13184                           13105                       12922
                             12994                           12816                       12658
                             13022                           12829                       12548
                             13093                           12829                       12468
                             13141                           12817                       12448
                             13265                           12968                       12606
                             13340                           13029                       12635
                             13447                           13162                       12609
                             13702                           13391                       12816
                             13948                           13587                       13098
                             14208                           13837                       13325
                             14173                           13800                       13188
Jan '97                      14294                           13854                       13201
                             14358                           13868                       13217
                             14257                           13706                       13074
                             14431                           13883                       13262
                             14528                           14034                       13376
                             14742                           14198                       13526
                             15056                           14489                       13914
                             15003                           14376                       13773
                             15255                           14656                       13982
Oct 31 '97                   15423                           14788                       14225



 Average Annual Total Return
 ---------------------------
                                          1-Year         5-Years       Since Inception*
                                          ------         -------       ----------------
 Global Fixed Income Fund:                 8.84%          8.07%             7.86%
 JP Morgan Hedged Global Bond Index:      10.58%          8.69%             8.74%
 Lehman U.S. Treasury Index:               8.61%          7.31%             7.05%

 *Fund Inception was 9/1/92

Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.




                                                                ANNUAL REPORT  9

  INTERNATIONAL BOND FUND


                               Country Allocation


                                  [PIE CHART]

                              Australia      13%
                              Denmark        15%
                              U.K.           17%
                              Spain          10%
                              Italy           9%
                              Canada          5%
                              Sweden          5%
                              U.S.            4%
                              Netherlands     2%
                              Germany        20%

                              Maturity Composition

                                  [BAR GRAPH]

                                            Years
                                            -----
                              Canada        10.6
                              U.K.           8.5
                              Netherlands    7.3
                              Denmark        7.1
                              Italy          5.9
                              Australia      5.5
                              Sweden         4.8
                              Spain          4.6
                              Germany        3.4
                              U.S.           2.0


  FOREIGN CURRENCY EXPOSURE HEDGED 84%



                               October 31, 1997        October 31, 1996
                               ----------------        ----------------
 Net Assets:                        $23,698,000             $18,364,000
 Number of Issues:                           23                      23
 Average Maturity:                          5.9 years               6.6 years
 SEC Yield:                                5.24%                   5.31%

                             Investment Performance

                                  [LINE GRAPH]

                                          Investment Performance
                      J.P. Morgan Non-U.S. Bond Index   International Bond Fund
Apr 1 '95                          10000                         10000
                                   10185                         10212
                                   10408                         10398
                                   10462                         10415
                                   10562                         10435
                                   10015                          9961
                                   10332                         10182
                                   10404                         10243
                                   10495                         10366
                                   10619                         10444
Jan '96                            10394                         10290
                                   10417                         10125
                                   10441                         10166
                                   10414                         10146
                                   10439                         10136
                                   10513                         10218
                                   10806                         10445
                                   10884                         10486
                                   10885                         10548
                                   11098                         10702
                                   11244                         10929
                                   11179                         10894
Jan '97                            10723                         10611
                                   10595                         10559
                                   10530                         10412
                                   10331                         10360
                                   10678                         10695
                                   10799                         10821
                                   10526                         10610
                                   10578                         10589
                                   10860                         10863
Oct 31 '97                         11112                         10970


 Average Annual Total Return
 ---------------------------
                                            1-Year            2-Years         Since Inception*
                                            ------            -------         ----------------
 International Bond Fund:                    2.51%             3.48%                3.64%
 JP Morgan Non-U.S. Bond Index:              0.12%             3.34%                4.16%

 *Fund Inception was 4/1/95


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements. See Note 7 regarding fund termination.




10  PAYDEN & RYGEL INVESTMENT GROUP

  GLOBAL BALANCED FUND


                               Country Allocation


                                  [PIE CHART]

                              U.K.           12%
                              Canada          3%
                              Europe         42%
                              Japan           8%
                              Pacific Rim     8%
                              U.S.           27%

                               Top Equity Holdings

                                  [BAR GRAPH]

                                                  Yields (%)
                                                  ----------
                        Ibiden Co. Ltd.              1.3%
                        General Electric Co.         1.2%
                        Exxon                        1.0%
                        Allstate                     1.0%
                        Bristol Myers-Squibb         1.0%
                        Wal-Mart Stores              1.0%
                        Philips Electronics NV       1.0%
                        British Aerospace            1.0%
                        Glaxo Wellcome               1.0%
                        Tosco                        1.0%



EQUITIES            51%
BONDS               46%
CASH                 3%

  FOREIGN CURRENCY EXPOSURE HEDGED 57%



                                        October 31, 1997             October 31, 1996
                                        ----------------             ----------------
 Net Assets:                               $  10,312,000                  Fund Not In
 Number of Issues:                                    74                    Operation
 Number of Countries:                                 18
 Average Market Cap (Equities):                    $29.2 Billion

                             Investment Performance

                                  [LINE GRAPH]

                                            Investment Performance
                                   Index Composite**   Global Balanced Fund
Dec 9 '96                                10000                10000
                                          9877                10032
                                          9851                 9861
                                          9892                10032
                                          9746                 9932
                                          9916                10022
                                         10378                10462
                                         10737                10873
                                         11019                11353
                                         10572                10753
                                         11012                11213
Oct 31 '97                               10749                10949


 Average Annual Total Return
 ---------------------------
                                              Since Inception*
                                              ----------------
 Global Balanced Fund:                             9.49%
 Composite Index:                                  7.49%**

 *Fund Inception was 12/9/96
 **Return is from 12/1/96


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.




                                                               ANNUAL REPORT  11

  INTERNATIONAL EQUITY FUND


                            Country/Region Allocation


                                  [PIE CHART]

                              Europe             41%
                              Japan              21%
                              Pacific Rim        10%
                              South America       4%
                              Cash                7%
                              U.K.               17%

                                  Top Holdings

                                  [BAR GRAPH]

                        Shell Transportation         3.0%
                        Glaxo Wellcome               2.8%
                        Ibiden                       2.7%
                        Barclays                     2.6%
                        British Aerospace            2.3%
                        Bayerische Vereinsbank       2.1%
                        Roche Holdings AG            2.1%
                        Philips Electronics          1.9%
                        Guiness                      1.9%
                        Sankyo                       1.8%


  FOREIGN CURRENCY EXPOSURE UNHEDGED



                                     October 31, 1997             October 31, 1996
                                     ----------------             ----------------
 Net Assets:                            $  14,403,000                  Fund Not In
 Number of Issues:                                 64                    Operation
 Number of Countries:                              21
 Average Market Capitalization:         $        24.1 billion


                                         Investment Performance
                         Morgan Stanley EAFE Index**   International Equity Fund
Dec 1 '96                          10000                         10000
                                   10108                          9874
                                    9788                          9531
                                   10228                          9689
                                   10238                          9726
                                   10218                          9780
                                   10849                         10419
                                   11509                         10996
                                   11910                         11176
                                   10879                         10344
                                   11629                         10926
Oct 31 '97                         10759                         10089

 Average Annual Total Return
 ---------------------------
                                      Since Inception*
                                      ----------------
 International Equity:                      7.59%
 Morgan Stanley EAFE Index:                 0.89%**

 *Fund Inception was 12/9/96
 **From 12/1/96


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.



12  PAYDEN & RYGEL INVESTMENT GROUP

  EUROPEAN GROWTH & INCOME FUND


                             Top Holdings by Country


                                     France

                                  [BAR GRAPH]

                        Societe General              2.7%
                        Eridania Beghin-Say          2.6%
                        CIE Financiere               2.5%
                        Thomson CSF                  2.4%
                        Lafarge SA                   2.2%

                                   Netherlands

                                  [BAR GRAPH]

                        ASR Verzekeringsgroep NV     2.9%
                        Akzo Nobel                   2.8%
                        Royal Dutch Petroleum        2.4%
                        Elsevier NV                  2.4%
                        Koninklijke PTT Nederlands   2.3%

                                     Germany

                                  [BAR GRAPH]

                        Bayer Hypoth-Und Wech        2.8%
                        PWA Papierwerke Waldof       2.8%
                        BASF AG                      2.2%
                        Douglas Holdings AG          2.2%
                        Bayer AG                     2.1%

                                      U.K.

                                  [BAR GRAPH]

                        British Telecom PLC          2.8%
                        Royal & Sun Alliance         2.8%
                        BTR PLC                      2.7%
                        B.A.T. Industries PLC        2.6%
                        General Electric PLC         2.5%

  FOREIGN CURRENCY EXPOSURE UNHEDGED



                             October 31, 1997               October 31, 1996
                             ----------------               ----------------
 Net Assets:                      $13,608,000                    Fund Not In
 Number of Issues:                         55                      Operation
 Number of Countries:                       5
 Average Market Cap:                    $14.4 billion


                             Investment Performance

                                  [LINE GRAPH]

               European Growth & Income Fund      Morgan Stanley Europe Index
Jun 27 '97             10000                              10000
                       10370                              10471
                       9940                               9875
                       10680                              10836
Oct 31 '97             10190                              10287


 Average Annual Total Return
 ---------------------------
                                              Since Inception*
                                              ----------------
 European Growth & Income Fund:                     1.90%
 Morgan Stanley Europe Index:                       2.87%

 *Fund Inception was 6/27/97


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.


                                                               ANNUAL REPORT  13

  GROWTH & INCOME FUND


                               Top Dividend Yields

                                  [BAR GRAPH]

                                                  Yields %
                                                  --------
                        Philip Morris                4.0%
                        JP Morgan                    3.2%
                        General Motors               3.2%
                        Eastman Kodak                2.9%
                        Chevron                      2.8%


                      Best Total Return (11/1/96-11/20/97)

                                  [BAR GRAPH]

                                               Total Return (%)
                                               ----------------
                        AT&T                        51.8%
                        Exxon                       42.1%
                        Philip Morris               33.7%
                        JP Morgan                   32.1%
                        Chevron                     30.2%


                             October 31, 1997        October 31, 1996
                             ----------------        ----------------
 Net Assets:                     $150,944,000             Fund Not In
 Number of Issues:                         16               Operation
 Gross Dividend Yield*:                  2.17%
 Dividend Yield/S&P 500                  1.69%

 *Prior to fund expenses
 (Source: Barrons)


                             Investment Performance

                                  [LINE GRAPH]

                                        Investment Performance
                        Standard & Poor's 500 Index    Growth & Income Fund
Nov 1 '96                          10000                      10000
                                   10756                      10640
                                   10543                      10639
Jan '97                            11201                      11191
                                   11289                      11331
                                   10825                      10905
                                   11472                      11369
                                   12170                      12084
                                   12715                      12486
                                   13727                      13294
                                   12958                      12759
                                   13668                      13354
Oct 31 '97                         13211                      12919


 Average Annual Total Return
 ---------------------------
                                      1-Year       Since Inception*
                                      ------       ----------------
 Growth & Income Fund:                29.19%            29.19%
 S&P 500 Index                        32.11%            32.11%

 *Fund Inception was 11/1/96


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.




14  Payden & Rygel Investment Group

  MARKET RETURN FUND


                             Portfolio Composition

                                  [PIE CHART]

                    S&P Depositary Receipts                 4%
                    Mortgage Backed                        19%
                    Corporate                              13%
                    Commercial Paper                       25%
                    Treasury/Agency                        39%


                                     Equity
                                    Exposure

                          S&P Futures            96%
                          S&P Depositary          4%
                          Receipts



                       October 31, 1997                October 31, 1996
                       ----------------                ----------------
 Net Assets:                $20,195,000                      $5,789,000
 Number of Issues:                   43                              20
 Average Maturity:                  0.4 years                       2.1 years
 SEC Yield:                        5.62%                           6.03%


                             Investment Performance

                                  [LINE GRAPH]

                                        Investment Performance
                             Market Return Fund    Standard & Poor's 500 Index
Dec 1 '95                          10000                      10000
                                   10163                      10193
Jan '96                            10552                      10540
                                   10357                      10637
                                   10369                      10740
                                   10355                      10898
                                   10491                      11179
                                   10695                      11222
                                   10166                      10726
                                   10337                      10952
                                   10980                      11569
                                   11406                      11888
                                   12295                      12786
                                   11926                      12533
Jan '97                            12690                      13316
                                   12776                      13420
                                   12133                      12869
                                   12946                      13637
                                   13799                      14467
                                   14383                      15116
                                   15543                      16318
                                   14705                      15404
                                   15457                      16248
Oct 31 '97                         15026                      15707


 Average Annual Total Return
 ---------------------------
                                     1-Year      Since Inception*
                                     ------      ----------------
 Market Return Fund:                 31.74%           23.62%
 S&P 500 Index:                      32.11%           26.49%

 *Fund Inception was 12/1/95


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.




                                                               Annual Report  15

  LIMITED MATURITY FUND


                              Portfolio Composition

                                  [PIE CHART]

                    Treasury/Agency                         9%
                    Commercial Paper                       44%
                    Mortgage Backed                        21%
                    Cash                                    1%
                    Corporate                              25%


                                     Credit
                                     Quality

                                AAA          78%
                                AA           10%
                                A            10%
                                BBB           2%



                      October 31, 1997               October 31, 1996
                      ----------------               ----------------
 Net Assets:              $152,429,000                    $50,771,000
 Number of Issues:                  37                             27
 Average Maturity:                 0.4 years                      0.7 years
 SEC Yield:                       5.51%                          5.63%


                                           Investment Performance
                  Merrill Lynch 90-day Treasury Bill Index   Limited Maturity Fund
May 1 '94                          10000                            10000
                                   10030                            10023
                                   10071                            10062
                                   10107                            10118
                                   10142                            10154
                                   10179                            10157
                                   10223                            10184
                                   10263                            10198
                                   10314                            10240
Jan '95                            10366                            10308
                                   10416                            10394
                                   10469                            10447
                                   10518                            10496
                                   10572                            10583
                                   10626                            10634
                                   10677                            10683
                                   10731                            10738
                                   10778                            10773
                                   10828                            10839
                                   10877                            10899
                                   10936                            10964
Jan '96                            10986                            11031
                                   11030                            11047
                                   11071                            11065
                                   11118                            11099
                                   11167                            11138
                                   11213                            11192
                                   11264                            11241
                                   11315                            11288
                                   11368                            11344
                                   11417                            11427
                                   11466                            11483
                                   11517                            11530
Jan '97                            11569                            11577
                                   11615                            11611
                                   11664                            11647
                                   11719                            11713
                                   11779                            11774
                                   11822                            11824
                                   11876                            11890
                                   11926                            11929
                                   11981                            11995
Oct 31 '97                         12032                            12050

 Average Annual Total Return
 ---------------------------
                                             1-Year    3-Years        Since Inception*
                                             ------    -------        ----------------
 Limited Maturity Fund:                      5.46%      5.76%              5.47%
 Merrill Lynch 90-day Treasury Bill Index:   5.39%      5.58%              5.22%

 *Fund Inception was 5/1/94


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.



16  Payden & Rygel Investment Group

  SHORT BOND FUND


                              Portfolio Composition

                                  [PIE CHART]

                    Mortgage Backed                        32%
                    Corporate                              24%
                    Commercial Paper                        5%
                    Cash                                    1%
                    Treasury/Agency                        38%


                                     Credit
                                     Quality

                                AAA          68%
                                AA           10%
                                A             9%
                                BBB          13%



                       October 31, 1997                October 31, 1996
                       ----------------                ----------------
 Net Assets:                $94,256,000                     $97,966,000
 Number of Issues:                   31                              34
 Average Maturity:            1.4 years                       1.9 years
 SEC Yield:                       6.05%                           5.80%


                             Investment Performance

                                  [LINE GRAPH]

                              Short Bond Fund           Merrill Lynch 1-3 Year Treasury Index
Jan 1 '94                            10000              10000
                                     10051              10064
                                      9997              10000
                                      9938               9950
                                      9885               9915
                                      9898               9929
                                      9927               9958
                                     10002              10044
                                     10038              10079
                                     10000              10056
                                     10021              10079
                                     10014              10034
                                     10038              10057
Jan '95                              10160              10197
                                     10296              10337
                                     10368              10395
                                     10455              10487
                                     10667              10670
                                     10728              10728
                                     10754              10772
                                     10831              10836
                                     10888              10889
                                     10979              10981
                                     11095              11078
                                     11185              11163
Jan '96                              11279              11258
                                     11207              11210
                                     11155              11200
                                     11132              11210
                                     11147              11233
                                     11225              11313
                                     11261              11358
                                     11303              11397
                                     11389              11500
                                     11515              11630
                                     11597              11719
                                     11594              11719
Jan '97                              11647              11774
                                     11687              11801
                                     11676              11797
                                     11772              11893
                                     11839              11974
                                     11899              12057
                                     11993              12189
                                     11993              12200
                                     12086              12293
Oct 31 '97                           12151              12384

 Average Annual Total Return
 ---------------------------
                                                                      Since
                                             1-Year   3-Years      Inception*
                                             ------   -------      ----------
 Short Bond Fund                             5.52%     6.63%          5.21%
 Merrill Lynch 1-3 year Treasury Index       6.49%     7.10%          5.73%

 *Fund Inception was 1/1/94


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.


                                                               Annual Report  17

  U.S. TREASURY FUND


                             Portfolio Composition

                                  [PIE CHART]

                    Treasury/Agency                       100%


                                     Credit
                                     Quality

                                AAA          100%



                       October 31, 1997                October 31, 1996
                       ----------------                ----------------
 Net Assets:                $15,479,000                     $22,114,000
 Number of Issues:                   10                              13
 Average Maturity:                  2.7 years                       4.7 years
 SEC Yield:                        5.35%                           5.85%



                             Investment Performance
                     Lehman Intermediate Treasury Index   U.S. Treasury Fund

Jan 1 '95                          10000                        10000
                                   10162                        10130
                                   10356                        10287
                                   10413                        10337
                                   10533                        10460
                                   10831                        10787
                                   10902                        10863
                                   10907                        10843
                                   10995                        10946
                                   11068                        11019
                                   11191                        11161
                                   11328                        11329
                                   11442                        11473
Jan '96                            11540                        11568
                                   11416                        11372
                                   11361                        11251
                                   11327                        11185
                                   11322                        11166
                                   11434                        11279
                                   11469                        11328
                                   11483                        11334
                                   11630                        11496
                                   11820                        11743
                                   11962                        11897
                                   11897                        11816
Jan '97                            11941                        11842
                                   11959                        11880
                                   11889                        11805
                                   12022                        11919
                                   12116                        11999
                                   12218                        12081
                                   12447                        12272
                                   12397                        12228
                                   12532                        12328
Oct 31 '97                         12679                        12460

 Average Annual Total Return
 ---------------------------
                                          1-Year    2-Years      Since Inception*
                                          ------    -------      ----------------
 U.S. Treasury Fund:                      6.10%      5.65%            8.07%
 Lehman Intermediate Treasury Index:      7.27%      6.43%            8.73%

 *Fund Inception was 1/1/95


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.



18  PAYDEN & RYGEL INVESTMENT GROUP

INTERMEDIATE BOND FUND

           [PIE CHART]

      Portfolio Composition

Mortgage Backed               31%
Treasury/Agency               24%
Corporate                     41%
Cash                           4%

           Credit
           Quality

AAA                           44%
AA                             8%
A                             27%
BBB                           21%

                              October 31, 1997                  October 31, 1996
                              ----------------                  ----------------
 Net Assets:                       $80,766,000                       $52,767,000
 Number of Issues:                          39                                31
 Average Maturity:                   4.5 years                         3.1 years
 SEC Yield:                              5.87%                             5.74%

                             Investment Performance

                                  [LINE GRAPH]

                                              Investment Performance
                Lehman Intermediate Government/Corporate Index    Intermediate Bond Fund
Jan 1 '94                           10000                                 10000
                                    10111                                 10118
                                     9962                                  9913
                                     9797                                  9731
                                     9731                                  9643
                                     9737                                  9648
                                     9738                                  9601
                                     9879                                  9721
                                     9909                                  9744
                                     9818                                  9656
                                     9817                                  9648
                                     9772                                  9640
                                     9807                                  9668
Jan '95                              9972                                  9824
                                    10179                                 10014
                                    10237                                 10066
                                    10364                                 10179
                                    10677                                 10492
                                    10749                                 10555
                                    10750                                 10532
                                    10848                                 10643
                                    10927                                 10725
                                    11048                                 10848
                                    11194                                 11010
                                    11311                                 11155
Jan '96                             11408                                 11235
                                    11275                                 11061
                                    11216                                 10969
                                    11177                                 10896
                                    11168                                 10873
                                    11287                                 10978
                                    11321                                 10988
                                    11329                                 11017
                                    11487                                 11137
                                    11690                                 11290
                                    11845                                 11417
                                    11769                                 11393
Jan '97                             11814                                 11455
                                    11837                                 11472
                                    11755                                 11393
                                    11893                                 11517
                                    11992                                 11604
                                    12102                                 11694
                                    12348                                 11936
                                    12286                                 11865
                                    12429                                 12008
Oct 31 '97                          12567                                 12109


 Average Annual Total Return
                                   1-Year       3-Years        Since Inception*
                                   ------       -------        ----------------
 Intermediate Bond Fund:            7.26%        7.86%               5.12%
 Lehman Intermediate
 Government/Corporate Index:        7.49%        8.57%               6.14%
 *Fund Inception was 1/1/94

Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.

                                                                Annual Report 19

INVESTMENT QUALITY BOND FUND

           [PIE CHART]

      Portfolio Composition

Corporate                     28%
Commercial Paper               2%
Mortgage Backed               29%
Treasury/Agency               38%
Cash                           3%

            Credit
            Quality

AAA                           57%
AA                             9%
A                              9%
BBB                           25%

                              October 31, 1997                  October 31, 1996
                              ----------------                  ----------------
 Net Assets:                       $94,987,000                       $32,304,000
 Number of Issues:                          49                                32
 Average Maturity:                   6.5 years                         6.8 years
 SEC Yield:                              6.08%                             6.63%

                             Investment Performance

                                  [LINE GRAPH]

                    Investment Quality Bond Fund      Lehman Aggregate Index
Jan 1 '94                           10000             10000
                                    10190             10135
                                     9877              9959
                                     9642              9713
                                     9554              9636
                                     9545              9635
                                     9506              9613
                                     9668              9804
                                     9632              9816
                                     9479              9672
                                     9452              9663
                                     9483              9642
                                     9531              9708
Jan '95                              9707              9900
                                     9916             10136
                                     9989             10198
                                    10114             10341
                                    10557             10741
                                    10616             10819
                                    10555             10795
                                    10698             10925
                                    10833             11032
                                    11001             11175
                                    11208             11343
                                    11410             11502
Jan '96                             11465             11578
                                    11135             11377
                                    10999             11298
                                    10891             11234
                                    10849             11212
                                    10979             11362
                                    10983             11393
                                    11113             11374
                                    11216             11572
                                    11536             11829
                                    11738             12031
                                    11609             11919
Jan '97                             11646             11956
                                    11660             11986
                                    11535             11853
                                    11709             12030
                                    11803             12144
                                    11930             12288
                                    12257             12619
                                    12170             12512
                                    12357             12696
Oct 31 '97                          12510             12880

 Average Annual Total Return
                                   1-Year       3-Years        Since Inception*
                                   ------       -------        ----------------
 Investment Quality Bond Fund:      8.44%        9.79%               6.01%
 Lehman Aggregate Index:            8.89%       10.04%               6.82%
 *Fund Inception was 1/1/94

Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.



20 Payden & Rygel Investment Group

TOTAL RETURN FUND


       Portfolio Composition

Mortgage Backed               17%
Cash                           1%
Corporate                     30%
Treasury/Agency               52%

             Credit
             Quality

AAA                           60%
AA                             9%
A                              0%
BBB                           12%
BB                            19%

                              October 31, 1997                  October 31, 1996
                              ----------------                  ----------------
 Net Assets:                       $98,863,000                       Fund Not In
 Number of Issues:                          59                         Operation
 Average Maturity:                   6.5 years
 SEC Yield:                              6.39%

                             Investment Performance

                                  [LINE GRAPH]

                                       Investment Performance
                          Lehman Aggregate Index**    Total Return Fund
Dec 1 '96                          10000                    10000
                                    9907                     9959
                                    9937                     9990
                                    9962                    10031
                                    9852                     9900
                                    9999                    10031
                                   10094                    10123
                                   10213                    10255
                                   10489                    10501
                                   10399                    10428
                                   10553                    10593
Oct 31 '97                         10706                    10710

 Average Annual Total Return
                                                              Since Inception*
                                                              ----------------
 Total Return Fund:                                                 7.10%
 Lehman Aggregate Index:                                            7.06%**
 *Fund Inception was 12/9/96
 **From 12/1/96

Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.

                                                                Annual Report 21

SHORT DURATION TAX EXEMPT FUND


          Portfolio Composition

General Obligation                 17%
Insured Bonds                      28%
Pre-Refunded Bonds                 12%
Cash                                4%
Revenue Bonds                      39%

               Credit
               Quality

AAA                                61%
AA                                 11%
A                                  20%
BBB                                 8%

                              October 31, 1997                  October 31, 1996
                              ----------------                  ----------------
 Net Assets:                       $38,176,000                       $36,336,000
 Number of Issues:                          37                                35
 Average Maturity:                   2.0 years                         2.1 years
 SEC Yield:                              3.72%                             3.76%

                             Investment Performance

                                  [LINE GRAPH]

                                             Investment Performance
                       Short Duration Tax Exempt Fund    Lehman 1-year General Obligation Index
Sep 1 '94                          10000                                 10000
                                    9974                                 10001
                                    9965                                 10004
                                    9957                                 10025
                                    9989                                 10038
Jan '95                            10040                                 10081
                                   10117                                 10146
                                   10183                                 10224
                                   10206                                 10264
                                   10327                                 10363
                                   10342                                 10401
                                   10439                                 10482
                                   10477                                 10529
                                   10501                                 10556
                                   10551                                 10596
                                   10628                                 10649
                                   10676                                 10691
Jan '96                            10756                                 10763
                                   10736                                 10788
                                   10676                                 10800
                                   10676                                 10822
                                   10682                                 10848
                                   10745                                 10903
                                   10776                                 10949
                                   10797                                 10969
                                   10838                                 11016
                                   10898                                 11073
                                   10972                                 11140
                                   10989                                 11164
Jan '97                            11028                                 11237
                                   11068                                 11271
                                   11048                                 11267
                                   11097                                 11311
                                   11153                                 11365
                                   11206                                 11408
                                   11287                                 11473
                                   11286                                 11488
                                   11354                                 11549
Oct 31 '97                         11394                                 11595

 Average Annual Total Return
                                          1-Year    3-Years     Since Inception*
                                          ------    -------     ----------------
 Short Duration Tax Exempt Fund:           4.55%     4.56%            4.20%
 Lehman 1-Year General Obligation Index:   4.72%     5.04%            4.78%

 *Fund Inception was 9/1/94

Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.

22  Payden & Rygel Investment Group

TAX EXEMPT BOND FUND

               [PIE CHART]

          Portfolio Composition

Insured Bonds                      37%
Cash                                5%
Pre-Refunded Bonds                  2%
Revenue Bonds                      25%
General Obligation                 31%

                Credit
                Quality

AAA                                65%
AA                                 26%
A                                   5%
BBB                                 4%

                              October 31, 1997                  October 31, 1996
                              ----------------                  ----------------
 Net Assets:                       $57,579,000                       $49,862,000
 Number of Issues:                          49                                43
 Average Maturity:                   7.3 years                         9.3 years
 SEC Yield:                              4.08%                             4.75%


                             Investment Performance

                                  [LINE GRAPH]

                              Tax Exempt Bond Fund    Lehman Quality Intermediate Index**
Dec 21 '93                          10000             10000
                                    10026             10000
                                    10094             10105
                                     9757              9890
                                     9373              9617
                                     9452              9696
                                     9498              9752
                                     9383              9730
                                     9528              9863
                                     9556              9907
                                     9391              9817
                                     9216              9724
                                     9070              9597
                                     9235              9727
Jan '95                              9475              9911
                                     9719             10124
                                     9838             10239
                                     9811             10264
                                    10112             10523
                                     9982             10508
                                    10085             10644
                                    10226             10759
                                    10285             10805
                                    10437             10894
                                    10619             11010
                                    10703             11070
Jan '96                             10801             11178
                                    10718             11146
                                    10538             11043
                                    10488             11023
                                    10455             11008
                                    10538             11090
                                    10622             11179
                                    10628             11185
                                    10702             11279
                                    10805             11396
                                    10992             11574
                                    10956             11540
Jan '97                             10980             11585
                                    11087             11674
                                    10946             11542
                                    10994             11603
                                    11129             11744
                                    11252             11848
                                    11510             12096
                                    11407             12017
                                    11540             12139
Oct 31 '97                          11597             12200

 Average Annual Total Return
                                        1-Year    3-Years     Since Inception*
                                        ------    -------     ----------------
 Tax Exempt Bond Fund:                   7.33%     7.95%              3.91%
 Lehman Quality Intermediate Index:      7.06%     7.85%              5.32%**
 *Fund Inception was 12/21/93
 **Since January 1, 1994


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.

                                                                Annual Report 23

  STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1997

                                               GLOBAL           GLOBAL        INTERNATIONAL
                                             SHORT BOND      FIXED INCOME         BOND
                                                FUND             FUND             FUND
                                            ============     ============     =============
ASSETS:
Investments, at value*...................   $210,861,927     $535,222,496      $23,237,389
Foreign Cash.............................             --      11,569,275                --
Cash.....................................             --          20,893                --
Receivable for:
  Interest and dividends.................      4,839,472      10,654,201           688,892
  Open forward currency contracts........      2,221,743       3,988,084           143,628
  Closed forward currency contracts......         85,470          24,848                --
  Investments sold.......................      7,263,088              --                --
  Open futures and options contracts.....             --              --                --
  Fund shares sold.......................             --              --                --
Unamortized organization costs (Note
  4).....................................            989              --             1,168
Deferred expense subsidy (Note 5)........        161,152              --           124,934
Other assets.............................             --              --                --
                                            ------------     -----------      -------------
     Total Assets........................    225,433,841     561,479,797        24,196,011
                                            ------------     -----------      -------------
LIABILITIES:
Payable for:
  Open forward currency contracts........      4,158,689      12,357,251           371,352
  Closed forward currency contracts......        195,176       1,622,601                --
  Investments purchased..................             --      11,562,625                --
  Open futures contracts.................             --              --                --
  Fund shares redeemed...................             --           1,689                --
Payable to Payden & Rygel (Note 5).......             --              --                --
Accrued expenses:
  Investment advisory fees...............        109,128         137,244            86,218
  Administration fees....................         11,221          27,449            12,723
  Other expenses.........................         94,454         126,716            28,022
                                            ------------     -----------      -------------
     Total Liabilities...................      4,568,668      25,835,575           498,315
                                            ------------     -----------      -------------
     NET ASSETS..........................   $220,865,173     $535,644,222      $23,697,696
                                            ============     ===========      =============
NET ASSETS:
Paid in capital..........................   $219,668,824     $539,035,736      $23,643,780
Undistributed net investment income......         48,730         299,249           218,923
Accumulated net realized gains (losses)
  from investments.......................        (47,635)     (4,954,174)           82,057
Net unrealized appreciation
  (depreciation) from:
  Investments............................        436,768       7,910,938           417,291
  Translation of assets and liabilities
     in foreign currencies...............        758,486      (6,647,527)         (664,355)
                                            ------------     -----------      -------------
     NET ASSETS..........................   $220,865,173     $535,644,222      $23,697,696
                                            ============     ===========      =============
Outstanding shares of beneficial
  interest...............................     21,726,743      52,744,225         2,329,367
                                            ============     ===========      =============
NET ASSET VALUE -- offering and
  redemption price per share.............   $      10.17     $     10.16       $     10.17
                                            ============     ===========      =============
------------
* Investments, at cost...................   $207,906,026     $525,645,214      $23,263,876

                       See notes to financial statements.

 24   PAYDEN & RYGEL INVESTMENT GROUP

      GLOBAL        INTERNATIONAL      EUROPEAN         GROWTH &         MARKET
     BALANCED          EQUITY          GROWTH &          INCOME          RETURN
       FUND             FUND          INCOME FUND         FUND            FUND
    ===========     =============     ===========     ============     ===========
    $10,184,360      $14,289,461      $13,927,371     $152,143,180     $19,615,156
             --               --          23,053                --              --
             --            1,579          13,000            21,000             209
        119,915           26,111          18,379            58,904          67,537
         66,964               --              --                --              --
             --               --              --                --          71,010
        151,239          321,431              --                --              --
             --               --              --                --         418,000
             --               --          26,547           315,782          13,948
          2,714            2,519           4,458             8,054          23,006
         80,132           60,139          50,653           118,396         177,212
             --               --              --                --          11,357
    -----------     -------------     ----------      ------------     -----------
     10,605,324       14,701,240      14,063,461       152,665,316      20,397,435
    -----------     -------------     ----------      ------------     -----------
        133,462            3,581           3,544                --              --
          7,205               --              --                --              --
         68,172          230,373         380,604         1,507,402              --
             --               --              --                --              --
             --               --          15,069            90,818              --
         20,876            2,573          34,169                --         122,942
         24,327           27,319           7,698            38,734          39,665
          5,167            5,417           1,780            14,920           8,500
         33,745           29,088          12,225            69,577          30,831
    -----------     -------------     ----------      ------------     -----------
        292,954          298,351         455,089         1,721,451         201,938
    -----------     -------------     ----------      ------------     -----------
    $10,312,370      $14,402,889      $13,608,372     $150,943,865     $20,195,497
    ===========     =============     ==========      ============     ===========
    $ 9,457,243      $13,945,094      $13,623,276     $136,970,308     $18,408,873
             --               --              --           400,495           4,911
        460,445               --          (6,752)           13,164       2,196,722
        488,104          513,371        (613,925)       13,559,898        (415,009)
        (93,422)         (55,576)        605,773                --              --
    -----------     -------------     ----------      ------------     -----------
    $10,312,370      $14,402,889      $13,608,372     $150,943,865     $20,195,497
    ===========     =============     ==========      ============     ===========
        955,640        1,339,997       1,335,240        11,822,224       1,577,496
    ===========     =============     ==========      ============     ===========
    $     10.79      $     10.75      $    10.19      $      12.77     $     12.80
    ===========     =============     ==========      ============     ===========
    $ 9,724,553      $13,830,985      $13,930,727     $138,583,282     $19,575,090

                       See notes to financial statements.

                                                             ANNUAL REPORT    25

October 31, 1997

                                             LIMITED           SHORT            U.S.
                                             MATURITY           BOND          TREASURY
                                               FUND             FUND            FUND
                                           ============     ============     ===========
ASSETS:
Investments, at value*...................  $154,050,041     $ 98,754,052     $15,274,502
Foreign Cash.............................            --               --              --
Cash.....................................           141          175,101              --
Receivable for:
  Interest and dividends.................       959,219          693,876         205,668
  Open forward currency contracts........            --               --              --
  Closed forward currency contracts......            --               --              --
  Investments sold.......................            --        9,637,328              --
  Open futures and options contracts.....            --               --              --
  Fund shares sold.......................        36,000               --              --
Unamortized organization costs (Note
  4).....................................            --               --             399
Deferred expense subsidy (Note 5)........       506,371          326,800         173,115
Other assets.............................            --               --              --
                                           ------------     ------------     -----------
     Total Assets........................   155,551,772      109,587,157      15,653,684
                                           ------------     ------------     -----------
LIABILITIES:
Payable for:
  Open forward currency contracts........            --               --              --
  Closed forward currency contracts......            --               --              --
  Investments purchased..................            --       14,997,617              --
  Open futures contracts.................            --               --              --
  Fund shares redeemed...................     2,614,948               --              --
Payable to Payden & Rygel (Note 5).......            --               --           8,187
Accrued expenses:
  Investment advisory fees...............       358,968          267,318         122,480
  Administration fees....................        76,922           34,437          22,039
  Other expenses.........................        71,878           32,127          22,372
                                           ------------     ------------     -----------
     Total Liabilities...................     3,122,716       15,331,499         175,078
                                           ------------     ------------     -----------
     NET ASSETS..........................  $152,429,056     $ 94,255,658     $15,478,606
                                           ============     ============     ===========
NET ASSETS:
Paid in capital..........................  $152,343,281     $ 94,394,160     $15,437,199
Undistributed net investment income......        40,535           22,255           4,110
Accumulated net realized gains (losses)
  from investments.......................      (126,972)        (355,099)       (153,536)
Net unrealized appreciation
  (depreciation) from:
  Investments............................       172,212          194,342         190,833
  Translation of assets and liabilities
     in foreign currencies...............            --               --              --
                                           ------------     ------------     -----------
     NET ASSETS..........................  $152,429,056     $ 94,255,658     $15,478,606
                                           ============     ============     ===========
Outstanding shares of beneficial
  interest...............................    15,153,628        9,499,849       1,465,864
                                           ============     ============     ===========
NET ASSET VALUE -- offering and
  redemption price per share.............  $      10.06     $       9.92     $     10.56
                                           ============     ============     ===========
------------
* Investments, at cost...................  $153,877,829     $ 98,559,710     $15,083,669

                       See notes to financial statements.

 26   PAYDEN & RYGEL INVESTMENT GROUP

    INTERMEDIATE      INVESTMENT         TOTAL         SHORT DURATION     TAX EXEMPT
        BOND         QUALITY BOND        RETURN          TAX EXEMPT          BOND
        FUND             FUND             FUND              FUND             FUND
    ============     ============     ============     ==============     ===========
    $88,952,145      $117,100,617     $126,249,813      $ 37,572,864      $56,770,341
             --               --                --                --              --
        125,624           41,563           162,210                --              --
        737,839        1,014,500         1,094,489           598,378         812,106
             --               --                --                --              --
             --               --           139,203                --              --
             --               --                --                --              --
          8,125           82,513            36,563                --              --
             --               --                --             5,000           5,000
             --               --             2,128                --              --
        236,298          357,854            86,518           243,459         336,238
         25,131           10,052            10,052                --              --
    -----------      -----------      ------------     -------------      ----------
     90,085,162      118,607,099       127,780,976        38,419,701      $57,923,685
    -----------      -----------      ------------     -------------      ----------
             --               --                --                --              --
             --               --            36,176                --              --
      9,082,924       23,198,319        28,725,013                --              --
             --           61,563            61,563                --           6,250
             --               --                --                --              --
             --           17,918                --                --              --
        156,015          264,996            23,524           183,409         272,154
         40,603           48,020             5,041            33,481          35,333
         40,027           29,718            67,003            26,712          31,353
    -----------      -----------      ------------     -------------      ----------
      9,319,569       23,620,534        28,918,320           243,602         345,090
    -----------      -----------      ------------     -------------      ----------
    $80,765,593      $94,986,565      $ 98,862,656      $ 38,176,099      $57,578,595
    ===========      ===========      ============     =============      ==========
    $79,026,124      $93,104,151      $ 97,143,093      $ 37,920,143      $57,242,997
         16,277           22,564           139,334             3,382           5,558
        477,378          520,404           576,522            24,992      (1,297,225)
      1,245,814        1,339,446         1,003,707           227,582       1,627,265
             --               --                --                --              --
    -----------      -----------      ------------     -------------      ----------
    $80,765,593      $94,986,565      $ 98,862,656      $ 38,176,099      $57,578,595
    ===========      ===========      ============     =============      ==========
      8,314,810        9,488,598         9,642,346         3,788,693       5,932,070
    ===========      ===========      ============     =============      ==========
    $      9.71      $     10.01      $      10.25      $      10.08      $     9.71
    ===========      ===========      ============     =============      ==========
    $87,722,581      $115,765,559     $125,431,588      $ 37,345,282      $55,123,700

                       See notes to financial statements.

                                                             ANNUAL REPORT    27

  STATEMENTS OF OPERATIONS
Year ended October 31, 1997

                                                            GLOBAL         GLOBAL       INTERNATIONAL
                                                          SHORT BOND    FIXED INCOME        BOND
                                                             FUND           FUND            FUND
                                                          ==========    ============    =============
INVESTMENT INCOME:
Interest income.........................................  $6,842,229    $37,154,452      $ 1,322,630
Dividend income.........................................         --              --               --
Foreign tax withholdings................................         --              --           (6,320)
                                                          ---------     -----------     ------------
  Investment Revenues...................................  6,842,229      37,154,452        1,316,310
                                                          ---------     -----------     ------------
EXPENSES:
Investment advisory fees (Note 5).......................    386,216       1,805,589           63,612
Administration fees (Note 5)............................     77,243         361,118           12,723
Custodian fees..........................................     52,152         185,939           20,381
Accounting fees (Note 5)................................     43,991         217,260           13,206
Legal fees..............................................      3,861          33,122              826
Audit fees..............................................     12,672          37,867           18,120
Professional fees.......................................         --          25,000            1,000
Insurance...............................................      2,687          70,063            1,617
Organization expenses (Note 4)..........................        524          15,212            2,486
Trustees' fees and expenses.............................      9,956          58,089            1,922
Transfer agent fees (Note 5)............................     16,407          55,851            9,672
Registration and filing fees............................     68,467          36,235            4,356
Printing costs..........................................     13,803          37,168            3,997
Other expenses..........................................      2,039           3,111              963
Expense previously deferred (Note 5)....................         --              --            2,302
Waived advisory fee (Note 5)............................         --              --               --
Expense subsidy (Note 5)................................   (110,694)             --           (8,719)
                                                          ---------     -----------     ------------
  Net Expenses..........................................    579,324       2,941,624          148,464
                                                          ---------     -----------     ------------
     Net Investment Income..............................  6,262,905      34,212,828        1,167,846
                                                          ---------     -----------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
  Investments...........................................  1,249,434      19,839,446          688,468
  Foreign currency transactions.........................    129,600      11,433,445         (428,445)
  Futures contracts.....................................      6,892          41,210          (26,292)
  Options contracts.....................................         --        (863,801)              --
Change in net unrealized appreciation (depreciation)
  from:
  Investments...........................................    357,922      (8,680,432)        (175,656)
  Translation of assets and liabilities in foreign
     currencies.........................................    734,998      (5,636,726)        (518,577)
  Futures contracts.....................................         --              --               --
  Open options contracts written........................         --              --               --
                                                          ---------     -----------     ------------
     Net realized and unrealized gains (losses).........  2,478,846      16,133,142         (460,502)
                                                          ---------     -----------     ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..........  $8,741,751    $50,345,970      $   707,344
                                                          =========     ===========     ============
------------
(a) The Fund commenced operations on December 9, 1996.
(b) The Fund commenced operations on June 27, 1997.

                       See notes to financial statements.

 28   PAYDEN & RYGEL INVESTMENT GROUP

          GLOBAL       INTERNATIONAL        EUROPEAN         GROWTH &         MARKET
         BALANCED         EQUITY            GROWTH &          INCOME          RETURN
         FUND(a)          FUND(a)        INCOME FUND(b)        FUND            FUND
        ==========     =============     ==============     ===========     ==========
        $  284,614       $  45,516         $   25,424       $    92,143     $    7,900
            66,649         132,185             57,189         1,590,895        651,072
            (6,927)        (13,908)           (10,218)               --             --
        ----------     ------------      ------------       -----------     ----------
           344,336         163,793             72,395         1,683,038        658,972
        ----------     ------------      ------------       -----------     ----------
            43,057          54,170             14,831           391,158         31,634
             5,167           5,417              1,780            46,939          6,779
            21,238          13,489              3,864            19,097          6,426
             8,393           8,208              2,592            31,415          9,773
               863             848                 76            12,930            889
            15,186          15,168             10,024            18,650         11,828
                --              --                 --                --             --
               303               6                 --                25            960
             1,349           1,280                500             3,393         18,421
               948             868                104             6,676          1,009
            11,077          11,198              3,832            75,663         11,352
            25,868          28,503             35,488            73,556          2,392
             1,195           1,178                629            11,375          5,704
             5,769           1,061                663             6,449          1,604
                --              --                 --                --             --
                --              --             (2,966)         (156,463)            --
           (80,132)        (60,139)           (50,653)         (118,396)       (57,930)
        ----------     ------------      ------------       -----------     ----------
            60,281          81,255             20,764           422,467         50,841
        ----------     ------------      ------------       -----------     ----------
           284,055          82,538             51,631         1,260,571        608,131
        ----------     ------------      ------------       -----------     ----------
           396,524         201,901             (6,752)           13,164         25,947
          (309,620)       (463,905)           (99,424)               --            388
           220,308              --                 --                --      2,666,795
            18,140              --                 --                --             --
           488,104         513,371           (613,925)       13,559,898          5,068
           (93,422)        (55,576)           605,773                --             --
                --              --                 --                --       (680,850)
                --              --                 --                --             --
        ----------     ------------      ------------       -----------     ----------
           720,034         195,791           (114,328)       13,573,062      2,017,348
        ----------     ------------      ------------       -----------     ----------
        $1,004,089       $ 278,329         $  (62,697)      $14,833,633     $2,625,479
        ==========     ============      ============       ===========     ==========

                       See notes to financial statements.

                                                             ANNUAL REPORT    29

Year ended October 31, 1997

                                                              LIMITED         SHORT           U.S.
                                                              MATURITY         BOND         TREASURY
                                                                FUND           FUND           FUND
                                                             ==========     ==========     ==========
INVESTMENT INCOME:
Interest income............................................  $6,366,983     $6,659,208     $1,262,998
Dividend income............................................          --             --             --
Foreign tax withholdings...................................          --             --             --
                                                             ----------     ----------     ----------
  Investment Revenues......................................   6,366,983      6,659,208      1,262,998
                                                             ----------     ----------     ----------
EXPENSES:
Investment advisory fees (Note 5)..........................     305,823        291,286         59,618
Administration fees (Note 5)...............................      65,533         62,419         12,775
Custodian fees.............................................      13,556         10,615          5,091
Accounting fees (Note 5)...................................      43,908         41,517         13,147
Legal fees.................................................      12,004         12,063            806
Audit fees.................................................      16,420         16,297         12,554
Professional fees..........................................       6,000          4,000            600
Insurance..................................................       5,282          9,378          1,832
Organization expenses (Note 4).............................         880             --          1,946
Trustees' fees and expenses................................      10,065         10,299          1,651
Transfer agent fees (Note 5)...............................      24,292         17,479         12,168
Registration and filing fees...............................      50,013         19,195          6,735
Printing costs.............................................      15,734         13,906          4,434
Other expenses.............................................       3,664          5,729          1,229
Expenses previously deferred (Note 5)......................          --             --             --
Waived advisory fee (Note 5)...............................          --             --             --
Expense subsidy (Note 5)...................................    (245,674)       (98,059)       (38,771)
                                                             ----------     ----------     ----------
  Net Expenses.............................................     327,500        416,124         95,815
                                                             ----------     ----------     ----------
     Net Investment Income.................................   6,039,483      6,243,084      1,167,183
                                                             ----------     ----------     ----------
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
  Investments..............................................    (126,929)      (224,312)       (19,304)
  Foreign currency transactions............................          --             --             --
  Futures contracts........................................          --             --             --
  Options contracts........................................          --             --             --
Change in net unrealized appreciation (depreciation) from:
  Investments..............................................      57,988       (425,436)       (45,018)
  Translation of assets and liabilities in foreign
     currencies............................................          --             --             --
  Futures contracts........................................          --             --             --
  Open options contracts written...........................          --             --             --
                                                             ----------     ----------     ----------
     Net realized and unrealized gains (losses)............     (68,941)      (649,748)       (64,322)
                                                             ----------     ----------     ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS.............  $5,970,542     $5,593,336     $1,102,861
                                                             ==========     ==========     ==========

------------

(a) The Fund commenced operations on December 9, 1996.

                       See notes to financial statements.

 30   PAYDEN & RYGEL INVESTMENT GROUP

        INTERMEDIATE      INVESTMENT        TOTAL        SHORT DURATION     TAX EXEMPT
            BOND         QUALITY BOND       RETURN         TAX EXEMPT          BOND
            FUND             FUND          FUND(a)            FUND             FUND
        ============     ============     ==========     ==============     ==========
         $3,475,052       $3,538,169      $2,373,905       $1,491,011       $2,541,267
                 --               --              --               --              --
                 --               --              --               --              --
        ------------     ------------     ----------     -------------      ---------
          3,475,052        3,538,169       2,373,905        1,491,011       2,541,267
        ------------     ------------     ----------     -------------      ---------
            153,304          153,572          99,922          113,695         162,255
             32,851           32,908          21,412           21,318          30,423
              9,087            7,570          11,919            5,731           7,145
             24,176           23,302          16,570           18,413          23,276
              2,111            2,432           1,361            1,597           2,222
             13,264           14,590          15,594           13,334          13,637
              3,000               --              --            1,500           2,000
              5,174            3,551             334            2,803           5,820
                 --               --           1,127            3,105           6,561
              5,017            4,743           2,789            3,432           4,694
             14,977           13,981          12,920           12,996          14,511
             18,261           16,707          54,021           10,545          11,067
              9,555            8,284           5,789            6,639           8,811
              3,567            4,888           3,349            4,730           5,893
              2,695            2,650              --               --              --
                 --               --              --               --              --
            (50,710)         (42,404)        (86,518)         (60,749)        (70,180)
        ------------     ------------     ----------     -------------      ---------
            246,329          246,774         160,589          159,089         228,135
        ------------     ------------     ----------     -------------      ---------
          3,228,723        3,291,395       2,213,316        1,331,922       2,313,132
        ------------     ------------     ----------     -------------      ---------
            451,330          788,145         519,273           68,232         401,779
                 --               --          (3,476)              --              --
             56,941            3,972         238,848               --        (224,188)
            (16,375)         (16,375)        (20,250)              --              --
            779,210        1,077,869         818,225          175,031         969,159
                 --               --              --               --              --
             16,250            5,313         186,094               --         149,062
                 --             (925)           (612)              --              --
        ------------     ------------     ----------     -------------      ---------
          1,287,356        1,857,999       1,738,102          243,263       1,295,812
        ------------     ------------     ----------     -------------      ---------
         $4,516,079       $5,149,394      $3,951,418       $1,575,185       $3,608,944
        ============     ============     ==========     =============      =========

                       See notes to financial statements.

                                                             ANNUAL REPORT    31

  STATEMENTS OF CHANGES IN NET ASSETS
October 31, 1997

                                                                            GLOBAL SHORT
                                                                             BOND FUND
                                                               ======================================
                                                                                     PERIOD ENDED
                                                                  YEAR ENDED       OCTOBER 31, 1996
                                                               OCTOBER 31, 1997           (a)
                                                               ================   ===================
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income........................................    $  6,262,905         $   130,720
Net realized gains (losses)..................................       1,385,926                  (8)
Change in net unrealized appreciation (depreciation).........       1,092,920             102,334
                                                               ---------------    ----------------
  Change in net assets resulting from operations.............       8,741,751             233,046
                                                               ---------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income........................................      (7,673,449)           (104,999)
Net realized gains from investments..........................              --                  --
In excess of net realized gains from investments.............              --                  --
Return of capital............................................              --                  --
                                                               ---------------    ----------------
  Change in net assets from distributions to shareholders....      (7,673,449)           (104,999)
                                                               ---------------    ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold...............................     222,627,255          28,680,369
Reinvestment of distributions................................       7,044,107             104,999
Cost of fund shares redeemed.................................     (38,787,906)
                                                               ---------------    ----------------
  Change in net assets from capital transactions.............     190,883,456          28,785,368
                                                               ---------------    ----------------
     Total Change in Net Assets..............................     191,951,758          28,913,415
NET ASSETS:
Beginning of period..........................................      28,913,415                  --
                                                               ---------------    ----------------
End of period................................................    $220,865,173         $28,913,415
                                                               ===============    ================
Undistributed net investment income..........................    $     48,730         $    25,713
                                                               ===============    ================
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period....................       2,871,151                  --
                                                               ---------------    ----------------
Shares sold..................................................      21,965,267           2,860,724
Shares issued in reinvestment of distributions...............         694,777              10,427
Shares redeemed..............................................      (3,804,452)                 --
                                                               ---------------    ----------------
Change in shares outstanding.................................      18,855,592           2,871,151
                                                               ---------------    ----------------
Outstanding shares at end of period..........................      21,726,743           2,871,151
                                                               ===============    ================

------------
(a) The Fund commenced operations on September 18, 1996.

(b) The Fund commenced operations on December 9, 1996.

                       See notes to financial statements.

 32   PAYDEN & RYGEL INVESTMENT GROUP

           GLOBAL FIXED INCOME                   INTERNATIONAL BOND              GLOBAL BALANCED        INTERNATIONAL
                  FUND                                  FUND                          FUND               EQUITY FUND
    =================================     =================================     =================     =================
      YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         PERIOD ENDED          PERIOD ENDED
     OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,       OCTOBER 31, 1997      OCTOBER 31, 1997
         1997               1996               1997               1996                 (b)                   (b)
    ==============     ==============     ==============     ==============     =================     =================
    $  34,212,828      $  36,295,168       $  1,167,846       $  1,048,759         $   284,055           $    82,538
       30,450,300            476,129            233,731           (956,437)            325,352              (262,004)
      (14,317,158)         7,532,019           (694,233)           614,017             394,682               457,795
    -------------      -------------      -------------      -------------      ---------------       ---------------
       50,345,970         44,303,316            707,344            706,339           1,004,089               278,329
    -------------      -------------      -------------      -------------      ---------------       ---------------
      (60,308,541)       (44,142,948)          (990,578)           (51,924)            (42,206)                   --
               --                 --                 --            (23,827)           (106,756)                   --
               --                 --                 --           (110,019)                 --                    --
               --                 --                 --                 --                  --                (5,580)
    -------------      -------------      -------------      -------------      ---------------       ---------------
      (60,308,541)       (44,142,948)          (990,578)          (185,770)           (148,962)               (5,580)
    -------------      -------------      -------------      -------------      ---------------       ---------------
       59,238,120        230,552,397          7,051,390          4,234,969          10,510,669            14,175,623
       26,681,751         40,665,055            969,470            180,026             131,260                 3,938
     (191,477,656)      (160,254,143)        (2,404,334)        (5,765,447)         (1,184,686)              (49,421)
    -------------      -------------      -------------      -------------      ---------------       ---------------
     (105,557,785)       110,963,309          5,616,526         (1,350,452)          9,457,243            14,130,140
    -------------      -------------      -------------      -------------      ---------------       ---------------
     (115,520,356)       111,123,677          5,333,292           (829,883)         10,312,370            14,402,889
      651,164,578        540,040,901         18,364,404         19,194,287                  --                    --
    -------------      -------------      -------------      -------------      ---------------       ---------------
    $ 535,644,222      $ 651,164,578       $ 23,697,696       $ 18,364,404         $10,312,370           $14,402,889
    =============      =============      =============      =============      ===============       ===============
    $     299,249      $   2,668,546       $    218,923       $         --         $        --           $        --
    =============      =============      =============      =============      ===============       ===============
       62,918,935         52,327,237          1,766,919          1,912,673                  --                    --
    -------------      -------------      -------------      -------------      ---------------       ---------------
        5,735,467         22,249,887            700,533            421,938           1,049,707             1,344,022
        2,605,537          4,006,005             95,150             17,707              11,941                   393
      (18,515,714)       (15,664,194)          (233,235)          (585,399)           (106,008)               (4,418)
    -------------      -------------      -------------      -------------      ---------------       ---------------
      (10,174,710)        10,591,698            562,448           (145,754)            955,640             1,339,997
    -------------      -------------      -------------      -------------      ---------------       ---------------
       52,744,225         62,918,935          2,329,367          1,766,919             955,640             1,339,997
    =============      =============      =============      =============      ===============       ===============

                       See notes to financial statements.

                                                             ANNUAL REPORT    33

                                                                     EUROPEAN
                                                                     GROWTH &           GROWTH &
                                                                   INCOME FUND        INCOME FUND
                                                                   ============       ============
                                                                   PERIOD ENDED        YEAR ENDED
                                                                   OCTOBER 31,        OCTOBER 31,
                                                                     1997 (d)             1997
                                                                   ============       ============
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income............................................  $    51,631        $ 1,260,571
Net realized gains (losses)......................................     (106,176)            13,164
Change in net unrealized appreciation (depreciation).............       (8,152)        13,559,898
                                                                   -----------        -----------
  Change in net assets resulting from operations.................      (62,697)        14,833,633
                                                                   -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income............................................           --           (860,076)
Net realized gains from investments..............................           --                 --
In excess of net realized gains from investments.................           --                 --
                                                                   -----------        -----------
  Change in net assets from distributions to shareholders........           --           (860,076)
                                                                   -----------        -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold...................................   14,157,125        145,410,059
Reinvestment of distributions....................................                         543,287
Cost of fund shares redeemed.....................................     (486,056)        (8,983,038)
                                                                   -----------        -----------
  Change in net assets from capital transactions.................   13,671,069        136,970,308
                                                                   -----------        -----------
     Total Change in Net Assets..................................   13,608,372        150,943,865
NET ASSETS:
Beginning of period..............................................           --                 --
                                                                   -----------        -----------
End of period....................................................  $13,608,372        $150,943,865
                                                                   ===========        ===========
Undistributed net investment income..............................  $        --        $   400,495
                                                                   ===========        ===========
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period........................           --                 --
                                                                   -----------        -----------
Shares sold......................................................    1,382,337         12,473,647
Shares issued in reinvestment of distributions...................                          42,701
Shares redeemed..................................................      (47,097)          (694,124)
                                                                   -----------        -----------
Change in shares outstanding.....................................    1,335,240         11,822,224
                                                                   -----------        -----------
Outstanding shares at end of period..............................    1,335,240         11,822,224
                                                                   ===========        ===========

------------
(c) The Fund commenced operations on December 1, 1995.

(d) The Fund commenced operations on June 27, 1997.

                       See notes to financial statements.

 34   PAYDEN & RYGEL INVESTMENT GROUP

         MARKET RETURN FUND              LIMITED MATURITY FUND                SHORT BOND FUND
    ============================     =============================     =============================
    YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
       1997           1996 (c)           1997             1996             1997             1996
    ===========     ============     ============     ============     ============     ============
    $   608,131      $  171,576      $  6,039,483     $  2,049,447     $  6,243,084     $  3,057,159
      2,693,130          16,524          (126,929)         (60,491)        (224,312)        (353,688)
       (675,782)        260,773            57,988           53,290         (425,436)         439,764
    -----------     ------------     ------------     ------------     ------------     ------------
      2,625,479         448,873         5,970,542        2,042,246        5,593,336        3,143,235
    -----------     ------------     ------------     ------------     ------------     ------------
       (605,389)       (170,039)       (5,948,776)      (2,041,488)      (6,017,570)      (3,039,378)
       (512,300)             --                --               --               --          (16,883)
             --              --                --               --               --               --
    -----------     ------------     ------------     ------------     ------------     ------------
     (1,117,689)       (170,039)       (5,948,776)      (2,041,488)      (6,017,570)      (3,056,261)
    -----------     ------------     ------------     ------------     ------------     ------------
     13,368,335       5,468,086       184,443,501      111,950,760       34,031,446       95,063,381
      1,005,715         141,367         3,221,631        2,027,495        2,184,739        2,857,489
     (1,475,545)        (99,085)      (86,028,649)     (81,622,509)     (39,502,535)     (19,198,388)
    -----------     ------------     ------------     ------------     ------------     ------------
     12,898,505       5,510,368       101,636,483       32,355,746       (3,286,350)      78,722,482
    -----------     ------------     ------------     ------------     ------------     ------------
     14,406,295       5,789,202       101,658,249       32,356,504       (3,710,584)      78,809,456
      5,789,202               0        50,770,807       18,414,303       97,966,242       19,156,786
    -----------     ------------     ------------     ------------     ------------     ------------
    $20,195,497      $5,789,202      $152,429,056     $ 50,770,807     $ 94,255,658     $ 97,966,242
    ===========     ============     ============     ============     ============     ============
    $     4,911      $    1,537      $     40,535     $     12,828     $     22,255     $     22,497
    ===========     ============     ============     ============     ============     ============
        532,943              --         5,047,881        1,830,050        9,829,447        1,907,327
    -----------     ------------     ------------     ------------     ------------     ------------
      1,080,769         528,431        18,330,395       11,140,482        3,426,440        9,562,749
         83,247          13,760           320,424          201,954          220,346          287,635
       (119,463)         (9,248)       (8,545,072)      (8,124,605)      (3,976,384)      (1,928,264)
    -----------     ------------     ------------     ------------     ------------     ------------
      1,044,553         532,943        10,105,747        3,217,831         (329,598)       7,922,120
    -----------     ------------     ------------     ------------     ------------     ------------
      1,577,496         532,943        15,153,628        5,047,881        9,499,849        9,829,447
    ===========     ============     ============     ============     ============     ============

                       See notes to financial statements.

                                                             ANNUAL REPORT    35

October 31, 1997

                                                                           U.S. TREASURY FUND
                                                                     ==============================
                                                                      YEAR ENDED        YEAR ENDED
                                                                     OCTOBER 31,        OCTOBER 31,
                                                                         1997              1996
                                                                     ============       ===========
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income..............................................  $  1,167,183       $   992,553
Net realized gains (losses)........................................       (19,304)         (130,766)
Change in net unrealized appreciation
  (depreciation)...................................................       (45,018)          (94,523)
                                                                     ------------       -----------
  Change in net assets resulting from operations...................     1,102,861           767,264
                                                                     ------------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income..............................................    (1,170,369)         (988,707)
Net realized gains from investments................................            --           (37,939)
In excess of net realized gains from investments...................            --                --
                                                                     ------------       -----------
  Change in net assets from distributions to
     shareholders..................................................    (1,170,369)       (1,026,646)
                                                                     ------------       -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold.....................................    14,417,612        21,850,747
Reinvestment of distributions......................................       598,123           821,001
Cost of fund shares redeemed.......................................   (21,583,263)      (11,192,992)
                                                                     ------------       -----------
  Change in net assets from capital transactions...................    (6,567,528)       11,478,756
                                                                     ------------       -----------
     Total Change in Net Assets....................................    (6,635,036)       11,219,374
NET ASSETS:
Beginning of period................................................    22,113,642        10,894,268
                                                                     ------------       -----------
End of period......................................................  $ 15,478,606       $22,113,642
                                                                     ============       ===========
Undistributed net investment income................................  $      4,110       $     7,296
                                                                     ============       ===========
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period..........................     2,098,931         1,026,380
                                                                     ------------       -----------
Shares sold........................................................     1,365,481         2,071,280
Shares issued in reinvestment of distributions.....................        57,071            78,390
Shares redeemed....................................................    (2,055,619)       (1,077,119)
                                                                     ------------       -----------
Change in shares outstanding.......................................      (633,067)        1,072,551
                                                                     ------------       -----------
Outstanding shares at end of period................................     1,465,864         2,098,931
                                                                     ============       ===========

------------
(b)  The Fund commenced operations on December 9, 1996.

                       See notes to financial statements.

 36   PAYDEN & RYGEL INVESTMENT GROUP

                                                                       TOTAL RETURN
       INTERMEDIATE BOND FUND        INVESTMENT QUALITY BOND FUND          FUND
    ============================     =============================     ============
    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
       1997             1996             1997             1996           1997 (b)
    ===========     ============     ============     ============     ============
    $ 3,228,723     $  2,345,073     $  3,291,395     $  1,904,675     $ 2,213,316
        491,896          (52,914)         775,742         (268,919)        734,395
        795,460         (479,438)       1,082,257         (342,583)      1,003,707
    -----------     ------------     ------------     ------------     -----------
      4,516,079        1,812,721        5,149,394        1,293,173       3,951,418
    -----------     ------------     ------------     ------------     -----------
     (3,187,522)      (2,340,379)      (3,322,442)      (1,843,583)     (2,231,855)
             --         (255,413)              --          (13,424)             --
             --               --               --               --              --
    -----------     ------------     ------------     ------------     -----------
     (3,187,522)      (2,595,792)      (3,322,442)      (1,857,007)     (2,231,855)
    -----------     ------------     ------------     ------------     -----------
     66,036,447       32,977,552      105,924,171       25,161,170     100,529,378
      2,522,572        1,610,996        3,032,320        1,728,421       1,985,084
    (41,888,712)     (15,429,671)     (48,100,615)     (19,843,931)     (5,371,369)
    -----------     ------------     ------------     ------------     -----------
     26,670,307       19,158,877       60,855,876        7,045,660      97,143,093
    -----------     ------------     ------------     ------------     -----------
     27,998,864       18,375,806       62,682,828        6,481,826      98,862,656
     52,766,729       34,390,923       32,303,737       25,821,911               0
    -----------     ------------     ------------     ------------     -----------
    $80,765,593     $ 52,766,729     $ 94,986,565     $ 32,303,737     $98,862,656
    ===========     ============     ============     ============     ===========
    $    16,277     $     11,959     $     22,564     $     67,182     $   139,334
    ===========     ============     ============     ============     ===========
      5,497,972        3,490,147        3,294,124        2,591,405               0
    -----------     ------------     ------------     ------------     -----------
      6,908,211        3,433,330       10,781,572        2,556,961       9,978,479
        262,392          166,498          308,738          177,262         195,644
     (4,353,765)      (1,592,003)      (4,895,836)      (2,031,504)       (531,777)
    -----------     ------------     ------------     ------------     -----------
      2,816,838        2,007,825        6,194,474          702,719       9,642,346
    -----------     ------------     ------------     ------------     -----------
      8,314,810        5,497,972        9,488,598        3,294,124       9,642,346
    ===========     ============     ============     ============     ===========

                       See notes to financial statements.

                                                             ANNUAL REPORT    37

October 31, 1997

                                                    SHORT DURATION TAX
                                                       EXEMPT FUND              TAX EXEMPT BOND FUND
                                                ==========================   ===========================
                                                 YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                    1997          1996           1997           1996
                                                ============   ===========   ============   ============
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.........................  $  1,331,922   $ 1,063,571   $  2,313,132   $  2,353,994
Net realized gains (losses)...................        68,232       (43,242)       177,591       (167,524)
Change in net unrealized appreciation
  (depreciation)..............................       175,031       (83,247)     1,118,221       (707,043)
                                                ------------   -----------   ------------   ------------
  Change in net assets resulting from
     operations...............................     1,575,185       937,082      3,608,944      1,479,427
                                                ------------   -----------   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income.........................    (1,330,765)   (1,063,018)    (2,313,809)    (2,352,923)
Net realized gains from investments...........            --       (32,675)            --             --
In excess of net realized gains from
  investments.................................            --            --             --             --
                                                ------------   -----------   ------------   ------------
  Change in net assets from distributions to
     shareholders.............................    (1,330,765)   (1,095,693)    (2,313,809)    (2,352,923)
                                                ------------   -----------   ------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold................    25,806,604    28,660,093     17,559,290     19,067,316
Reinvestment of distributions.................     1,017,341       826,992      1,920,237      1,985,629
Cost of fund shares redeemed..................   (25,227,895)   (9,011,463)   (13,058,170)   (10,369,014)
                                                ------------   -----------   ------------   ------------
  Change in net assets from capital
     transactions.............................     1,596,050    20,475,622      6,421,357     10,683,931
                                                ------------   -----------   ------------   ------------
     Total Change in Net Assets...............     1,840,470    20,317,011      7,716,492      9,810,435
NET ASSETS:
Beginning of period...........................    36,335,629    16,018,618     49,862,103     40,051,668
                                                ------------   -----------   ------------   ------------
End of period.................................  $ 38,176,099   $36,335,629   $ 57,578,595   $ 49,862,103
                                                ============   ===========   ============   ============
Undistributed net investment income...........  $      3,382   $     2,225   $      5,558   $      6,235
                                                ============   ===========   ============   ============
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of period.....     3,630,620     1,589,820      5,266,366      4,177,567
                                                ------------   -----------   ------------   ------------
Shares sold...................................     2,566,567     2,854,221      1,829,792      1,986,272
Shares issued in reinvestment of
  distributions...............................       101,327        82,428        200,726        208,658
Shares redeemed...............................    (2,509,821)     (895,849)    (1,364,814)    (1,106,131)
                                                ------------   -----------   ------------   ------------
Change in shares outstanding..................       158,073     2,040,800        665,704      1,088,799
                                                ------------   -----------   ------------   ------------
Outstanding shares at end of period...........     3,788,693     3,630,620      5,932,070      5,266,366
                                                ============   ===========   ============   ============

                       See notes to financial statements.

 38   PAYDEN & RYGEL INVESTMENT GROUP

                      (This page intentionally left blank)

GLOBAL SHORT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT
         IN LOCAL                                                                FAIR VALUE IN
         CURRENCY                         SECURITY DESCRIPTION                   U.S. DOLLARS
     ----------------      ---------------------------------------------------   -------------
     AUSTRALIA (AUSTRALIAN DOLLAR) (18.3%)
     Government Bonds (15.1%)
           11,410,000      Treasury Corporation of Victoria, 10.25%,
                           09/15/99...........................................   $   8,771,001
           24,260,000      13.00%, 07/15/00...................................      20,395,416
            4,930,000      Western Australia Treasury Corp., 12.00%,
                           08/01/01...........................................       4,219,321
                                                                                 -------------
                                                                                    33,385,738
     U.S. Government Agencies (3.2%)
           10,000,000      Federal Natl. Mortgage Assoc., 5.75%, 09/05/00
                           (a)................................................       7,101,761
                                                                                 -------------
     Total Australia (Cost -- $41,827,582)....................................      40,487,499
                                                                                 -------------
     GERMANY (GERMAN MARK) (19.2%)
     Government Bonds (3.7%)
           13,300,000      Finland Government Eurobond, 7.50%, 01/27/00.......       8,201,680
     Supranational Bonds (7.3%)
           10,850,000      IBRD, 7.25%, 10/13/99..............................       6,634,724
           10,500,000      European Economic Com. Note, 6.50%, 03/10/00.......       6,357,238
            5,300,000      European Investment Bond, 6.00%, 07/24/00..........       3,183,943
                                                                                 -------------
                                                                                    16,175,905
     Finance (8.2%)
           11,000,000      LKB Bad-Wurt Finance, 6.00%, 05/10/1999............       6,542,977
           10,000,000      KFW International Finance, 7.50%, 01/24/00.........       6,167,258
            8,700,000      Dresdner Bank, 6.50%, 05/22/00.....................       5,267,425
                                                                                 -------------
                                                                                    17,977,660
                                                                                 -------------
     Total Germany (Cost -- $41,132,348)......................................      42,355,245
                                                                                 -------------
     ITALY (ITALIAN LIRA) (19.2%)
     Government Bonds (19.2%)
       29,200,000,000      8.25%, 07/01/99....................................      17,994,625
       39,650,000,000      7.50%, 10/01/99....................................      24,286,623
                                                                                 -------------
     Total Italy (Cost -- $40,454,461)........................................      42,281,248
                                                                                 -------------

                       See notes to financial statements.

 40   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT
         IN LOCAL                                                                FAIR VALUE IN
         CURRENCY                         SECURITY DESCRIPTION                   U.S. DOLLARS
     ----------------      ---------------------------------------------------   -------------
     SPAIN (SPANISH PESETA) (9.7%)
     Government Bonds (9.7%)
        2,783,000,000      6.75%, 04/15/00....................................   $  19,895,261
          240,000,000      5.00%, 01/31/01....................................       1,628,849
                                                                                 -------------
     Total Spain (Cost -- $20,869,761)........................................      21,524,110
                                                                                 -------------
     SWEDEN (SWEDISH KRONA) (9.4%)
     Government Bonds (9.4%)
          139,600,000      10.25%, 05/05/00...................................      20,664,689
                                                                                 -------------
     Total Sweden (Cost -- $20,233,555).......................................      20,664,689
                                                                                 -------------
     UNITED STATES (UNITED STATES DOLLAR) (19.7%)
     U.S. Treasury Notes (19.0%)
            2,200,000      5.875%, 10/31/98...................................       2,205,940
            2,100,000      5.500%, 11/15/98...................................       2,097,858
           29,500,000      6.500%, 04/30/99...................................      29,857,835
            7,500,000      7.750%, 01/31/00...................................       7,816,950
                                                                                 -------------
     Total U.S. Treasury Notes................................................      41,978,583
                                                                                 -------------
     Investment Companies (0.7%)
            1,570,553      Dreyfus Treasury Cash Management...................       1,570,553
                                                                                 -------------
     Total United States (Cost -- $43,388,319)................................      43,549,136
                                                                                 -------------
     TOTAL (COST -- $207,906,026) (b) (95.5%).................................   $ 210,861,927
                                                                                 =============

------------

Percentages indicated are based on net assets of $220,865,173.

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

(b) For federal income tax purposes, cost is $209,607,091, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation................................................  $ 3,027,308
     Unrealized depreciation................................................   (1,772,472)
                                                                              -----------
     Net unrealized appreciation............................................  $ 1,254,836
                                                                              ===========

                       See notes to financial statements.

                                                             ANNUAL REPORT    41

GLOBAL SHORT BOND FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1997

                                                                                UNREALIZED
                                                CONTRACT     CONTRACT VALUE    APPRECIATION    DELIVERY
                  CURRENCY                        PRICE      (U.S. DOLLARS)   (DEPRECIATION)     DATE
---------------------------------------------  -----------   --------------   --------------   --------
ASSETS:
Australian Dollar (sell).....................      1.33803    $ 20,231,306     $  1,157,062    11/17/97
Australian Dollar (sell).....................      1.34562      19,344,195        1,002,762    11/17/97
Australian Dollar (sell).....................      1.39276       3,324,340           61,919    11/17/97
                                                             --------------    ------------
                                                              $ 42,899,841     $  2,221,743
                                                             ==============    ============
LIABILITIES:
Australian Dollar (sell).....................      1.42410    $  1,517,285     $     (4,754)   11/03/97
German Mark (sell)...........................      1.76315      43,410,940       (1,180,732)   12/12/97
German Mark (sell)...........................      1.73298       1,997,156          (14,247)   11/03/97
Italian Lira (sell)..........................  1,769.10000      17,296,931         (796,588)   12/05/97
Italian Lira (sell)..........................  1,757.17000      20,373,669         (794,031)   12/05/97
Italian Lira (sell)..........................  1,733.65000       3,374,384          (84,672)   12/05/97
Italian Lira (sell)..........................  1,705.00000       1,694,092          (15,643)   11/03/97
Spanish Peseta (sell)........................    152.93100      19,034,728       (1,005,384)   11/28/97
Spanish Peseta (sell)........................    149.40000       1,572,959          (44,845)   11/28/97
Spanish Peseta (sell)........................    147.15300       1,001,440          (12,702)   11/03/97
Swedish Krona (sell).........................      7.52950      20,784,913         (184,925)   01/09/98
Swedish Krona (sell).........................      7.59230         698,076          (12,085)   01/09/98
Swedish Krona (sell).........................      7.54230         997,687           (8,081)   11/03/97
                                                             --------------    ------------
                                                              $133,754,260     $ (4,158,689)
                                                             ==============    ============

                       See notes to financial statements.

 42   PAYDEN & RYGEL INVESTMENT GROUP

GLOBAL FIXED INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     AUSTRALIA (AUSTRALIAN DOLLAR) (10.9%)
     Government Bonds (7.4%)
            22,170,000   Treasury Corp. of Victoria, 10.25%, 09/15/99.....    $  17,042,339
            29,300,000   7.50%, 07/15/05..................................       22,731,706
                                                                             --------------
                                                                                 39,774,045
                                                                             --------------
     U.S. Government Agencies (3.5%)
            26,250,000   Federal Natl. Mortgage Assoc., 6.375%,
                          08/15/07........................................       18,730,877
                                                                             --------------
     Total Australia (Cost -- $59,204,318)................................       58,504,922
                                                                             --------------
     CANADA (CANADIAN DOLLAR) (4.8%)
     Government Bonds (4.8%)
            26,800,000   10.00%, 06/01/08.................................       25,706,084
                                                                             --------------
     Total Canada (Cost -- $24,557,628)...................................       25,706,084
                                                                             --------------
     FRANCE (FRENCH FRANC) (9.2%)
     Government Bonds (9.2%)
           282,000,000   4.75%, 04/12/99..................................       49,383,076
                                                                             --------------
     Total France (Cost -- $47,492,163)...................................       49,383,076
                                                                             --------------
     GERMANY (GERMAN MARK) (15.0%)
     Government Bonds (9.8%)
            20,000,000   5.25%, 02/21/01..................................       11,812,634
            47,800,000   Bundesobligation #115, 5.875%, 05/15/00..........       28,659,999
            20,000,000   Treuhandanstalt, 6.25%, 03/04/04.................       12,241,530
                                                                             --------------
                                                                                 52,714,163
                                                                             --------------
     Finance (5.2%)
            20,000,000   LKB Bad-Wurt Finance, 5.25%, 05/15/01............       11,748,707
            28,200,000   Bayerische Vereinsbank Global, 4.50%, 06/24/02...       15,946,185
                                                                             --------------
                                                                                 27,694,892
                                                                             --------------
     Total Germany (Cost -- $82,898,288)..................................       80,409,055
                                                                             --------------
     GREAT BRITAIN (BRITISH POUND) (10.8%)
     Government Bonds (10.8%)
            10,080,000   UK Gilt, 11.50%, 03/19/04........................       19,233,311
            18,400,000   UK Gilt, 8.75%, 08/25/17.........................       38,366,703
                                                                             --------------
     Total Great Britain (Cost -- $56,429,096)............................       57,600,014
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    43

GLOBAL FIXED INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     ITALY (ITALIAN LIRA) (10.0%)
     Government Bonds (10.0%)
        78,710,000,000   9.00%, 10/01/03..................................    $  53,495,218
                                                                             --------------
     Total Italy (Cost -- $52,593,017)....................................       53,495,218
                                                                             --------------
     SPAIN (SPANISH PESETA) (10.1%)
     Government Bonds (10.1%)
         7,150,000,000   8.40%, 04/30/01(a)...............................       54,145,344
                                                                             --------------
     Total Spain (Cost -- $53,594,884)....................................       54,145,344
                                                                             --------------
     UNITED STATES (UNITED STATES DOLLAR) (29.1%)
     U.S. Treasury Notes (20.6%)
            14,200,000   6.375%, 05/15/00(a)..............................       14,419,390
            52,200,000   7.875%, 08/15/01(a)..............................       55,861,308
            35,000,000   5.750%, 08/15/03(a)..............................       34,838,650
             5,000,000   6.500%, 10/15/06.................................        5,192,300
                                                                             --------------
     Total U.S. Treasury Notes............................................      110,311,648
                                                                             --------------
     U.S. Treasury Bonds (7.5%)
            40,000,000   6.250%, 08/15/23(a)..............................       40,072,400
     Investment Companies (1.0%)
             5,594,735   Dreyfus Treasury Cash Management.................        5,594,735
                                                                             --------------
     Total United States (Cost -- $148,875,820)...........................      155,978,783
                                                                             --------------
     TOTAL (COST -- $525,645,214) (B) (99.9%).............................    $ 535,222,496
                                                                             ==============

------------

Percentages indicated are based on net assets of $535,644,222.

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation.............................................  $13,052,972
     Unrealized depreciation.............................................   (3,475,690)
                                                                           -----------
     Net unrealized appreciation.........................................  $ 9,577,282
                                                                           ===========

                       See notes to financial statements.

 44   PAYDEN & RYGEL INVESTMENT GROUP

GLOBAL FIXED INCOME FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1997

                                                                                    UNREALIZED
                                                    CONTRACT     CONTRACT VALUE    APPRECIATION    DELIVERY
                CURRENCY                              PRICE      (U.S. DOLLARS)   (DEPRECIATION)     DATE
----------------------------------------           -----------   --------------   --------------   --------
ASSETS:
Australian Dollar.......................   (sell)     1.338025    $ 60,522,023     $  3,461,355    11/17/97
Australian Dollar.......................   (sell)     1.416932         592,830              944    11/17/97
Canadian Dollar.........................   (sell)     1.380700      26,921,127          525,785    11/07/97
                                                                 --------------   --------------
                                                                  $ 88,035,980     $  3,988,084
                                                                 ==============   ==============
LIABILITIES:
British Pound...........................   (sell)     0.635494    $ 53,784,794     $ (3,483,124)   11/14/97
French Franc............................   (sell)     5.978100      43,677,757       (1,806,587)   12/11/97
French Franc............................   (sell)     5.920800       5,066,883         (159,000)   12/11/97
German Mark.............................   (sell)     1.763150      80,997,080       (2,203,035)   12/12/97
Italian Lira............................   (sell)  1,757.17000      50,251,256       (1,959,780)   12/05/97
Spanish Peseta..........................   (sell)     152.9310      51,984,228       (2,745,725)   11/28/97
                                                                 --------------   --------------
                                                                  $285,761,998     $(12,357,251)
                                                                 ==============   ==============

                       See notes to financial statements.

                                                             ANNUAL REPORT    45

INTERNATIONAL BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT                                                        FAIR VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     AUSTRALIA (AUSTRALIAN DOLLAR) (12.9%)
     Government Bonds (10.6%)
               830,000   Treasury Corp. of Victoria, 10.25%, 09/15/99....     $   638,031
             1,200,000   Western Australia Treasury Corp., 12.00%,
                          08/01/01.......................................       1,027,015
             1,100,000   7.50%, 07/15/05.................................         853,409
                                                                            --------------
                                                                                2,518,455
                                                                            --------------
     U.S. Government Agencies (2.3%)
               750,000   Federal Natl. Mortgage Assoc., 6.375%,
                          08/15/07.......................................         535,168
                                                                            --------------
     Total Australia (Cost -- $2,549,830)................................       3,053,623
                                                                            --------------
     CANADA (CANADIAN DOLLAR) (4.7%)
     Government Bonds (4.7%)
             1,150,000   10.00%, 06/01/08................................       1,103,060
                                                                            --------------
     Total Canada (Cost -- $1,053,780)...................................       1,103,060
                                                                            --------------
     DENMARK (DANISH KRONE) (13.8%)
     Government Bonds (13.8%)
            20,200,000   7.00%, 12/15/04(a)..............................       3,286,220
                                                                            --------------
     Total Denmark (Cost -- $3,395,071)..................................       3,286,220
                                                                            --------------
     GERMANY (GERMAN MARK) (19.8%)
     Supranational Bonds (4.1%)
             2,500,000   Bundesobligation #115, 5.875%, 05/15/00.........       1,498,954
             1,600,000   IBRD, 7.25%, 10/13/99...........................         978,393
                                                                            --------------
                                                                                2,477,347
     U.S. Government Agencies (2.2%)
               870,000   Federal Natl. Mortgage Assoc., 6.00%,
                          08/23/00.......................................         522,293
     Finance (7.2%)
             1,800,000   Bayerische Vereinsbank Global, 4.50%,
                          06/24/02.......................................       1,017,842
             1,125,000   KFW International Finance, 6.25%, 10/15/03......         683,225
                                                                            --------------
                                                                                1,701,067
                                                                            --------------
     Total Germany (Cost -- $4,884,911)..................................       4,700,707
                                                                            --------------

                       See notes to financial statements.

 46   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT                                                        FAIR VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     GREAT BRITAIN (BRITISH POUND) (17.1%)
     Government Bonds (5.0%)
               205,000   UK Gilt, 11.50%, 03/19/04.......................     $   391,154
               370,000   UK Gilt, 8.75%, 08/25/17........................         771,504
                                                                            --------------
                                                                                1,162,658
                                                                            --------------
     Finance (3.4%)
               475,000   General Electric Capital Corp., 8.00%,
                          12/29/00.......................................         817,281
     Supranational Bonds (4.5%)
               600,000   European Investment Bank, 7.625%, 12/07/06......       1,054,686
     U.S. Government Agencies (4.2%)
               600,000   Federal Home Loan Bank-Global, 6.875%,
                          06/07/02.......................................       1,002,882
                                                                            --------------
     Total Great Britain (Cost -- $3,842,579)............................       4,037,507
                                                                            --------------
     ITALY (ITALIAN LIRA) (9.3%)
     Government Bonds (9.3%)
         3,280,000,000   9.00%, 10/01/03.................................       2,229,251
                                                                            --------------
     Total Italy (Cost -- $2,184,270)....................................       2,229,251
                                                                            --------------
     NETHERLANDS (DUTCH GUILDER) (2.2%)
     Government Bonds (2.2%)
               875,000   7.75%, 03/01/05.................................         514,122
                                                                            --------------
     Total Netherlands (Cost -- $575,345)................................         514,122
                                                                            --------------
     SPAIN (SPANISH PESETA) (9.4%)
     Government Bonds (9.4%)
           270,000,000   10.30%, 06/15/02................................       2,217,081
                                                                            --------------
     Total Spain (Cost -- $2,193,691)....................................       2,217,081
                                                                            --------------
     SWEDEN (SWEDISH KRONA) (4.9%)
     Government Bonds (4.9%)
             4,000,000   10.25%, 05/05/00................................         592,111
             4,300,000   6.00%, 02/09/05.................................         566,977
                                                                            --------------
     Total Sweden (Cost -- $1,126,200)...................................       1,159,088
                                                                            --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    47

INTERNATIONAL BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT                                                        FAIR VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     UNITED STATES (UNITED STATES DOLLAR) (4.0%)
     U.S. Treasury Notes (2.9%)
               250,000   5.500%, 11/15/98................................     $   249,745
               400,000   7.875%, 08/15/01................................         428,056
                                                                            --------------
                                                                                  677,801
     Investment Companies (1.1%)
               258,929   Dreyfus Treasury Cash Management................         258,929
                                                                            --------------
     Total United States (Cost -- $931,233)..............................         936,730
                                                                            --------------
     TOTAL (COST -- $23,263,876) (B) (98.1%).............................     $23,237,389
                                                                            ==============

------------

Percentages indicated are based on net assets of $23,697,696.

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

(b) For federal income tax purposes, cost is $23,289,970, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation.................................................  $ 338,676
     Unrealized depreciation.................................................   (391,257)
                                                                               ---------
     Net unrealized depreciation.............................................  $ (52,581)
                                                                               =========

                       See notes to financial statements.

 48   PAYDEN & RYGEL INVESTMENT GROUP

INTERNATIONAL BOND FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1997

                                                                                UNREALIZED
                                                CONTRACT     CONTRACT VALUE    APPRECIATION    DELIVERY
                  CURRENCY                        PRICE      (U.S. DOLLARS)   (DEPRECIATION)     DATE
---------------------------------------------  -----------   --------------   --------------   --------
ASSETS:
Australian Dollar (sell).....................      1.33802    $  2,264,531      $  129,512     11/17/97
Australian Dollar (sell).....................      1.39334         760,762          13,858     11/17/97
Australian Dollar (sell).....................      1.41693         162,323             258     11/17/97
                                                             -------------    ------------
                                                              $  3,187,616      $  143,628
                                                             =============    ============
LIABILITIES:
British Pound (sell).........................      0.63549    $  1,730,933      $ (112,096)    11/14/97
Canadian Dollar (buy)........................      1.38070       2,317,665         (45,265)    11/07/97
Danish Krone (sell)..........................      7.06310       1,274,228        (100,842)    11/13/97
Italian Lira (sell)..........................  1,757.17000       1,195,103         (46,609)    12/05/97
Japanese Yen (buy)...........................    119.70500       4,469,320          (5,709)    11/21/97
Spanish Peseta (sell)........................    152.93100         948,140         (50,079)    11/28/97
Swedish Krona (sell).........................      7.52950       1,208,580         (10,752)    01/09/98
                                                             -------------    ------------
                                                              $ 13,143,969      $ (371,352)
                                                             =============    ============

                       See notes to financial statements.

                                                             ANNUAL REPORT    49

GLOBAL BALANCED FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (44.3%)
     AEROSPACE & DEFENSE (1.8%)
                 1,700   Boeing Company                                        $    81,388
                 3,805   British Aerospace PLC                                     101,236
                                                                             --------------
     Total Aerospace & Defense............................................         182,624
                                                                             --------------
     BASIC INDUSTRIES (2.4%)
     Chemicals (2.4%)
                 1,051   Air Products & Chemicals Inc.....................          79,876
                   706   CIBA Specialty Chemicals (c).....................          69,543
                    60   Novartis AG......................................          94,262
                                                                             --------------
     Total Basic Industries...............................................         243,681
                                                                             --------------
     CONGLOMERATES & HOLDING COMPANIES (0.9%)
     Diversified Operations (0.5%)
             10,600.00   Tomkins PLC......................................          54,157
     Business & Public Service (0.4%)
                 1,000   Nichii Gakkan Company............................          40,759
                                                                             --------------
     Total Conglomerates & Holding Companies..............................          94,916
                                                                             --------------
     DURABLES (3.1%)
     Automobiles (1.6%)
                   842   Daimler-Benz Ag Designs..........................          57,399
                86,400   Qingling Motors Company..........................          56,452
                 2,000   Toyota Motor.....................................          55,731
                                                                             --------------
                                                                                   169,582
                                                                             --------------
     Consumer Products (0.6%)
                   700   Sony Corporation.................................          58,168
                                                                             --------------
                                                                                    58,168
                                                                             --------------

                       See notes to financial statements.

 50   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     Transportation (0.9%)
                27,000   Cosco Pacific Limited............................     $    31,440
                 3,600   Deutsche Lufthansa...............................          63,393
                                                                             --------------
                                                                                    94,833
                                                                             --------------
     Total Durables.......................................................         322,583
                                                                             --------------
     ENERGY (3.0%)
                 1,886   Exxon Corporation................................         115,871
                13,513   Shell Transporting & Trading Company PLC.........          95,715
                 2,960   Tosco Corporation................................          97,680
                                                                             --------------
     Total Energy.........................................................         309,266
                                                                             --------------
     FINANCE (8.5%)
     Banking (5.4%)
                 3,369   Banco Galicia Y Bueno -- Sp ADR..................          81,646
                17,126   Bank Of East Asia................................          38,334
                 1,495   Banque Nationale De Paris........................          66,242
                 3,500   Barclays PLC.....................................          88,368
                   970   Bayerische Vereinsbank AG........................          56,316
                   600   Credit Suisse Group-Reg..........................          84,784
                 5,000   National Westminster Bank........................          72,257
                11,880   Westpac Banking Corporation......................          69,289
                                                                             --------------
                                                                                   557,236
                                                                             --------------
     Financial Services (3.1%)
                 1,440   Allstate Corp....................................         119,430
                 4,050   Assi Gen.........................................          90,738
                   920   Axa -- UAP.......................................          63,145
                 4,122   Lloyds TSB Group PLC.............................          50,343
                                                                             --------------
                                                                                   323,656
                                                                             --------------
     Total Finance........................................................         880,892
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    51

GLOBAL BALANCED FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     HEALTH (4.0%)
                 1,500   Abbott Laboratories..............................     $    91,969
                 1,206   Bristol-Myers Squibb Company.....................         105,827
                 4,710   Glaxo Wellcome PLC...............................         100,757
                     5   Roche Holding AG.................................          44,076
                 2,000   Sankyo Corporation Limited.......................          66,046
                                                                             --------------
     Total Health.........................................................         408,675
                                                                             --------------
     INDUSTRIAL MACHINERY & EQUIPMENT (1.4%)
                 2,579   Atlas Copco AB-B Shares..........................          76,697
                   792   Electrolux AB....................................          65,632
                                                                             --------------
     Total Industrial Machinery & Equipment...............................         142,329
                                                                             --------------
     MEDIA & LEISURE (3.0%)
     Hotels & Motels (0.6%)
                 2,880   Scandic Hotels AB (c)............................          65,440
                                                                             --------------
     Multimedia (2.4%)
                 4,350   Elsevier NV......................................          68,382
                 1,260   Polygram NV......................................          71,696
                 6,000   Shochiku.........................................          43,271
                 5,000   Toppan Printing Corporation Limited..............          62,802
                                                                             --------------
                                                                                   246,151
                                                                             --------------
     Total Media & Leisure................................................         311,591
                                                                             --------------
     NONDURABLES (1.5%)
     Food, Beverage & Tobacco (1.5%)
                    45   Nestle...........................................          63,604
                10,150   Guinness PLC.....................................          90,868
                                                                             --------------
     Total Nondurables....................................................         154,472
                                                                             --------------

                       See notes to financial statements.

 52   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     REAL ESTATE & MINING (0.7%)
                 7,000   City Developments................................     $    29,389
                 9,059   Land and House...................................           6,518
                 9,300   WMC Limited......................................          33,082
                                                                             --------------
     Total Real Estate & Mining...........................................          68,989
                                                                             --------------
     RETAIL & WHOLESALE (5.0%)
     Drug Stores (1.0%)
                 3,600   Walgreen Company.................................         101,250
     Restaurants (0.2%)
                12,600   Kentucky Fried Chicken Holding (Malaysia) Bhd....          25,238
     Retail (3.8%)
                 1,044   Etam Developpement SA (c)........................          70,187
                 1,620   Metro AG.........................................          71,552
                 1,000   Seven-Eleven Japan...............................          74,863
                 1,300   Vendex International.............................          71,024
                 3,000   Wal-Mart Stores, Inc.............................         105,375
                                                                             --------------
                                                                                   393,001
                                                                             --------------
     Total Retail & Wholesale.............................................         519,489
                                                                             --------------
     TECHNOLOGY (9.0%)
     Data Processing (0.4%)
                 3,000   Ines.............................................          42,672
                                                                             --------------
     Electrical & Electronics (4.9%)
                 1,872   General Electric Company.........................         120,861
                 8,000   Ibiden Co. Ltd...................................         133,089
                 1,000   Murata Manufacturing Corporation Limited.........          40,592
                 4,200   Nihon Dempa Kogyo................................          45,067
                 1,303   Philips Electronics..............................         102,080
                 1,271   Schneider SA (Ex Spie Batig).....................          68,022
                                                                             --------------
                                                                                   509,711
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    53

GLOBAL BALANCED FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     Telecommunications (3.7%)
                   679   Alcatel Alsthom..................................     $    82,117
                 6,000   Nippon Comsys Corporation........................          72,866
                     7   Nippon Telegraph & Telephone Corporation.........          59,391
                   936   Telecel -- Communicacoes Pessoai (c).............          84,708
                12,800   Telecom Italia...................................          80,388
                                                                             --------------
                                                                                   379,470
                                                                             --------------
     Total Technology.....................................................         931,853
                                                                             --------------
     Total Common Stocks (Cost -- $4,194,218).............................       4,571,360
                                                                             --------------
     BONDS AND NOTES (54.6%)
     AUSTRALIA (AUSTRALIAN DOLLAR) (5.3%)
     Government Bonds (5.3%)
               700,000   7.50%, 07/15/05..................................         543,078
                                                                             --------------
     Total Australia (Cost -- $554,205)...................................         543,078
                                                                             --------------
     CANADA (CANADIAN DOLLAR) (2.8%)
     Government Bonds (2.8%)
               300,000   10.00%, 06/01/08.................................         287,755
                                                                             --------------
     Total Canada (Cost -- $274,900)......................................         287,755
                                                                             --------------
     FRANCE (FRENCH FRANC) (5.1%)
     Government Bonds (5.1%)
             3,000,000   4.75%, 04/12/99..................................         525,352
                                                                             --------------
     Total France (Cost -- $504,687)......................................         525,352
                                                                             --------------
     GERMANY (GERMAN MARK) (7.1%)
     Government Bonds (7.1%)
             1,225,000   5.25%, 02/21/01 (a)..............................         723,524
                                                                             --------------
     Total Germany (Cost -- $734,719).....................................         723,524
                                                                             --------------

                       See notes to financial statements.

 54   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     GREAT BRITAIN (BRITISH POUND) (5.7%)
     Government Bonds (5.7%)
               105,000   UK Gilt, 11.50%, 03/19/04........................     $   200,347
               190,000   UK Gilt, 8.75%, 08/25/17.........................         396,178
                                                                             --------------
     Total Great Britain (Cost -- $584,383)...............................         596,525
                                                                             --------------
     ITALY (ITALIAN LIRA) (5.9%)
     Government Bonds (5.9%)
           890,000,000   9.00%, 10/01/03..................................         604,888
                                                                             --------------
     Total Italy (Cost -- $594,687).......................................         604,888
                                                                             --------------
     SPAIN (SPANISH PESETA) (5.1%)
     Government Bonds (5.1%)
            70,000,000   8.40%, 04/30/01 (a)..............................         530,094
                                                                             --------------
     Total Spain (Cost -- $524,706).......................................         530,094
                                                                             --------------
     UNITED STATES (UNITED STATES DOLLAR) (17.5%)
     U.S. Treasury Notes (12.6%)
               430,000   6.375%, 05/15/00 (a).............................         436,644
               830,000   6.500%, 10/15/06.................................         861,922
                                                                             --------------
                                                                                 1,298,566
                                                                             --------------
     U.S. Treasury Bonds (2.4%)
               250,000   6.250%, 08/15/23 (a).............................         250,453
     Investment Companies (2.5%)
               252,765   Dreyfus Treasury Cash Management.................         252,765
                                                                             --------------
     Total United States (Cost -- $1,758,048).............................       1,801,784
                                                                             --------------
     Total Bonds and Notes (Cost -- $5,530,335)...........................       5,613,000
                                                                             --------------
     TOTAL (COST -- $9,724,553) (B) (98.8%)...............................     $10,184,360
                                                                             ==============

------------

Percentages indicated are based on net assets of $10,312,370.

                       See notes to financial statements.

                                                             ANNUAL REPORT    55

GLOBAL BALANCED FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

Distribution of investments by country of issue, as a percentage of total value of investment securities, is as follows:

             United States............................................   27.7%
             Great Britain............................................   12.3%
             Germany..................................................    9.5%
             France...................................................    8.6%
             Japan....................................................    7.8%
             Italy....................................................    7.6%
             Australia................................................    6.3%
             Spain....................................................    5.2%
             Switzerland..............................................    3.5%
             Netherlands..............................................    3.1%
             Canada...................................................    2.8%
             Sweden...................................................    2.0%
             Hong Kong................................................    1.2%
             Other, less than 1%......................................    2.4%
                                                                        -----
                                                                        100.0%

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

(b) For federal income tax purposes, cost is $9,754,914, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $ 623,451
     Unrealized depreciation...............................................   (194,005)
                                                                             ---------
     Net unrealized appreciation...........................................  $ 429,446
                                                                             =========

(c) Non-income producing security.

                       See notes to financial statements.

 56   PAYDEN & RYGEL INVESTMENT GROUP

GLOBAL BALANCED FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1997

                                                                                UNREALIZED
                                                CONTRACT     CONTRACT VALUE    APPRECIATION    DELIVERY
                  CURRENCY                        PRICE      (U.S. DOLLARS)   (DEPRECIATION)     DATE
---------------------------------------------  -----------   --------------   --------------   --------
ASSETS:
Australian Dollar (sell).....................      1.33803     $  680,107       $   38,896     11/17/97
Japanese Yen (sell)..........................    113.96000        570,376           28,068     11/21/97
                                                             -------------    ------------
                                                               $1,250,483       $   66,964
                                                             =============    ============
LIABILITIES:
British Pound (sell).........................      0.63549     $1,290,335       $  (83,563)    11/14/97
Dutch Guilder (buy)..........................      1.91050         69,231           (1,060)    11/03/97
French Franc (sell)..........................      5.97810        205,751           (8,510)    12/11/97
Italian Lira (sell)..........................  1,757.17000        369,913          (14,426)    12/05/97
Spanish Peseta (sell)........................    152.93100        490,417          (25,903)    11/28/97
                                                             -------------    ------------
                                                               $2,425,647       $ (133,462)
                                                             =============    ============

                       See notes to financial statements.

                                                             ANNUAL REPORT    57

INTERNATIONAL EQUITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (92.1%)
     AEROSPACE & DEFENSE (2.3%)
                12,548   British Aerospace PLC............................     $   333,853
                                                                             --------------
     Total Aerospace & Defense............................................         333,853
                                                                             --------------
     BASIC INDUSTRIES (4.4%)
     Chemicals (4.4%)
                 2,487   CIBA Specialty Chemicals (b).....................         244,976
                   166   Novartis AG......................................         260,791
                 2,500   Quimica Y Minera Chil-SP.........................         129,688
                                                                             --------------
     Total Basic Industries...............................................         635,455
                                                                             --------------
     CONGLOMERATES & HOLDING COMPANIES (3.8%)
     Diversified Operations (2.7%)
                46,100   Tomkins PLC......................................         235,531
                23,000   Hutchison Whampoa................................         159,206
                                                                             --------------
                                                                                   394,737
                                                                             --------------
     Business & Public Service (1.1%)
                 4,000   Nichii Gakkan Company............................         163,034
                                                                             --------------
     Total Conglomerates & Holding Companies..............................         557,771
                                                                             --------------
     DURABLES (8.1%)
     Automobiles (4.2%)
                 2,125   Daimler-Benz Ag Designs..........................         144,861
               372,000   Qingling Motors Company..........................         243,059
                 8,000   Toyota Motor.....................................         222,925
                                                                             --------------
                                                                                   610,845
                                                                             --------------
     Consumer Products (1.7%)
                 3,000   Sony Corporation.................................         249,293
                                                                             --------------

                       See notes to financial statements.

 58   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT                                                          FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     Transportation (2.2%)
                10,917   Deutsche Lufthansa-Reg...........................     $   192,239
               115,000   Cosco Pacific Limited............................         133,911
                                                                             --------------
                                                                                   326,150
                                                                             --------------
     Total Durables.......................................................       1,186,288
                                                                             --------------
     ENERGY (6.0%)
                 1,375   Elf Aquitaine....................................         170,591
                37,784   Eni Spa..........................................         212,918
                45,000   First Philippine Holdings........................          37,606
                61,895   Shell Transporting & Trading Company PLC.........         438,415
                                                                             --------------
     Total Energy.........................................................         859,530
                                                                             --------------
     FINANCE (16.2%)
     Banking (13.1%)
                 6,702   Banco Galicia Y Bueno -- Sp ADR..................         162,419
                 6,863   Banco Santander..................................         192,462
                28,567   Bank Of East Asia................................          63,942
                 4,867   Banque Nationale De Paris........................         215,653
                15,000   Barclays PLC.....................................         378,721
                 5,250   Bayerische Vereinsbank AG........................         304,803
                 1,633   Credit Suisse Group -- Reg.......................         230,754
                11,000   National Westminster Bank........................         158,966
                35,100   Westpac Banking Corporation......................         204,718
                                                                             --------------
                                                                                 1,912,438
                                                                             --------------
     Financial Services (3.1%)
                 2,780   Axa -- UAP.......................................         190,808
                21,193   Lloyds TSB Group PLC.............................         258,837
                                                                             --------------
                                                                                   449,645
                                                                             --------------
     Total Finance........................................................       2,362,083
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    59

INTERNATIONAL EQUITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     HEALTH (6.7%)
                19,100   Glaxo Wellcome PLC...............................     $   408,590
                    35   Roche Holding AG.................................         308,529
                 8,000   Sankyo Corporation Limited.......................         264,182
                                                                             --------------
     Total Health.........................................................         981,301
                                                                             --------------
     Industrial Machinery & Equipment (3.5%)
                 8,049   Atlas Copco AB -- B Shares.......................         239,371
                 3,147   Electrolux AB....................................         260,788
                                                                             --------------
     Total Industrial Machinery & Equipment...............................         500,159
                                                                             --------------
     MEDIA & LEISURE (6.8%)
     Hotels & Motels (1.4%)
                 9,000   Scandic Hotels AB (b)............................         204,499
                                                                             --------------
     Multimedia (5.4%)
                14,700   Elsevier.........................................         231,084
                 3,800   Polygram NV......................................         216,225
                19,000   Shochiku.........................................         137,024
                15,000   Toppan Printing Corporation Limited..............         188,405
                                                                             --------------
                                                                                   772,738
                                                                             --------------
     Total Media & Leisure................................................         977,237
                                                                             --------------
     NONDURABLES (3.5%)
     Food, Beverage & Tobacco (3.5%)
                30,400   Guinness PLC.....................................         272,156
                   134   Nestle...........................................         189,399
                22,000   Ramayana Lestari Sen.............................          37,226
                                                                             --------------
     Total Nondurables....................................................         498,781
                                                                             --------------

                       See notes to financial statements.

 60   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT                                                          FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     REAL ESTATE (3.2%)
                23,000   City Developments................................     $    96,565
               198,000   Guangdong Kelon Elec.............................         251,054
                21,728   Land and House...................................          15,634
                29,100   WMC Limited......................................         103,515
                                                                             --------------
     Total Real Estate & Mining...........................................         466,768
                                                                             --------------
     RETAIL & WHOLESALE (6.2%)
     Restaurants (0.4%)
                31,000   KFC Holding (Malaysia) Bhd.......................          62,093
     Retail (5.8%)
                 2,700   Etam Developpement SA (b)........................         181,517
                 4,743   Metro AG.........................................         209,489
                 3,000   Seven -- Eleven Japan............................         224,588
                 3,800   Vendex International.............................         207,607
                                                                             --------------
                                                                                   823,201
                                                                             --------------
     Total Retail & Wholesale.............................................         885,294
                                                                             --------------
     TECHNOLOGY (21.4%)
     Data Processing (1.6%)
                16,000   Ines.............................................         227,583
                                                                             --------------
     Electrical & Electronics (10.1%)
                24,000   Ibiden Co. Ltd...................................         399,268
                 5,000   Murata Manufacturing Corporation Limited.........         202,961
                16,800   Nihon Dempa Kogyo................................         180,270
                 3,447   Philips Electronics..............................         270,046
                 2,000   Rohm Company.....................................         197,970
                 3,376   Schneider........................................         180,679
                                                                             --------------
                                                                                 1,431,194
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    61

INTERNATIONAL EQUITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     Telecommunications (9.7%)
                 2,136   Alcatel Alsthom..................................     $   258,324
                21,000   Nippon Comsys Corporation........................         255,032
                    25   Nippon Telegraph & Telephone Corporation.........         212,111
                 2,250   Telebras-Sponsored ADR...........................         227,813
                 2,155   Telecel -- Communicacoes Pessoai (b).............         195,028
                37,313   Telecom Italia...................................         234,338
                                                                             --------------
                                                                                 1,382,646
                                                                             --------------
     Total Technology.....................................................       3,041,423
                                                                             --------------
     Total Common Stocks (Cost -- $12,827,467)............................      13,285,943
                                                                             --------------
     INVESTMENT COMPANIES (7.1%)
             1,003,518   Dreyfus Treasury Cash Management.................       1,003,518
                                                                             --------------
     TOTAL (COST -- $13,830,985) (A) (99.2%)..............................     $14,289,461
                                                                             ==============

------------

Percentages indicated are based on net assets of $14,402,889.

                       See notes to financial statements.

 62   PAYDEN & RYGEL INVESTMENT GROUP

Distribution of investments by country of issue, as a percentage of total value of investment securities, is as follows:

             Japan....................................................   21.9%
             Great Britain............................................   17.4%
             Switzerland..............................................    8.7%
             France...................................................    8.4%
             Netherlands..............................................    6.5%
             Germany..................................................    6.0%
             Hong Kong................................................    6.0%
             Sweden...................................................    4.9%
             Italy....................................................    3.1%
             Australia................................................    2.2%
             Brazil...................................................    1.6%
             Portugal.................................................    1.4%
             Spain....................................................    1.3%
             Argentina................................................    1.1%
             Other, less than 1%......................................    2.5%
             United States (cash equivalent)..........................    7.0%
                                                                        -----
                                                                        100.0%
                                                                        =====

(a) For federal income tax purposes, cost is $13,878,831, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation................................................  $1,070,711
     Unrealized depreciation................................................    (660,081)
                                                                              ----------
     Net unrealized appreciation............................................  $  410,630
                                                                              ==========

(b) Non-income producing security.

                       See notes to financial statements.

                                                             ANNUAL REPORT    63

INTERNATIONAL EQUITY FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1997

                                                 CONTRACT   CONTRACT VALUE     UNREALIZED     DELIVERY
                   CURRENCY                       PRICE     (U.S. DOLLARS)   (DEPRECIATION)     DATE
-----------------------------------------------  --------   --------------   --------------   --------
LIABILITIES:
Dutch Guilder (buy)............................   1.91050        $233,954         $(3,581)    11/03/97

                       See notes to financial statements.

 64   PAYDEN & RYGEL INVESTMENT GROUP

EUROPEAN GROWTH & INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (98.8%)
     BASIC INDUSTRIES (11.6%)
     Chemicals (8.8%)
                 2,134   Akzo Nobel.......................................     $   376,271
                 8,653   BASF AG..........................................         298,457
                 8,095   Bayer AG.........................................         291,678
                15,262   Imperial Chemical Inds. PLC......................         227,466
                                                                             --------------
                                                                                 1,193,872
                                                                             --------------
     Paper and Related Products (2.8%)
                 1,961   Papierwerke Waldhof Aschaff......................         380,872
                                                                             --------------
     Total Basic Industries...............................................       1,574,744
                                                                             --------------
     BUILDING & CONSTRUCTION (7.3%)
                   296   Bouygues (b).....................................          27,774
                   870   Dyckerhoff.......................................         278,590
                15,401   Hollandsche Beton................................         308,782
                 4,877   Lafarge SA (b)...................................         305,416
                   803   Suez Lyonnaise...................................          83,579
                                                                             --------------
     Total Building & Construction........................................       1,004,141
                                                                             --------------
     CONGLOMERATES & HOLDING COMPANIES (10.4%)
     Diversified Operations (10.4%)
               106,657   BTR PLC..........................................         363,432
                53,660   General Electric.................................         341,402
                 8,751   Lagardere SCA (b)................................         252,266
                 4,963   RWE AG...........................................         218,773
                 4,197   VEBA AG..........................................         236,595
                                                                             --------------
     Total Conglomerates & Holding Companies..............................       1,412,468
                                                                             --------------
     DURABLES (2.3%)
     Transportation (2.3%)
                 9,384   Koninklijke Pakhoed..............................         307,609

                       See notes to financial statements.

                                                             ANNUAL REPORT    65

EUROPEAN GROWTH & INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     ENERGY (10.4%)
                15,121   ABN Amro Holding.................................     $   304,727
                77,893   BG PLC...........................................         340,507
                38,509   National Power PLC...............................         319,896
                 6,119   Royal Dutch Petroleum............................         323,895
                16,243   Scottish Power...................................         121,044
                                                                             --------------
     Total Energy.........................................................       1,410,069
                                                                             --------------
     FINANCE (21.4%)
     Banking (11.8%)
                16,474   Abbey National Treasury..........................         261,963
                 4,032   Banque Nationale De Paris........................         178,655
                 9,154   Bayer Hypoth-Und Wechsel Bank....................         386,227
                 1,926   Bayerische Vereinsbank...........................         111,819
                 7,662   Commercial Union.................................         107,516
                 4,938   Dresdner Bank....................................         204,614
                 2,643   Societe Generale (b).............................         362,810
                                                                             --------------
                                                                                 1,613,604
                                                                             --------------
     Financial Services (9.6%)
                 7,425   ASR Verzekeringsgroep............................         394,173
                 1,376   Axa -- UAP.......................................          94,443
                 4,618   CIE Financiere De Paribas (b)....................         336,139
                 2,416   ING Groep N.V....................................         101,486
                39,371   Royal & Sun Alliance.............................         379,202
                                                                             --------------
                                                                                 1,305,443
                                                                             --------------
     Total Finance........................................................       2,919,047
                                                                             --------------
     MEDIA & LEISURE (5.5%)
     Advertising (1.8%)
                 3,809   Havas (b)........................................         251,507
     Hotels & Motels (1.2%)
                   840   Accor SA.........................................         156,761

                       See notes to financial statements.

 66   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     Multimedia (2.5%)
                   135   Canal Plus (b)...................................     $    23,552
                20,363   Elsevier NV......................................         320,107
                                                                             --------------
                                                                                   343,659
                                                                             --------------
     Total Media & Leisure................................................         751,927
                                                                             --------------
     METALS & STEELS (7.5%)
                   499   Buderus AG.......................................         242,439
                    79   Preussag.........................................          20,982
                 5,228   Stork............................................         226,344
                 1,032   Thyssen..........................................         228,807
                18,020   Usinor SA (b)....................................         299,029
                                                                             --------------
     Total Metals & Steels................................................       1,017,601
                                                                             --------------
     NONDURABLES (6.7%)
     Food, Beverage & Tobacco (6.7%)
                40,121   B.A.T. Industries PLC............................         352,121
                18,396   Bass PLC.........................................         254,437
                 6,549   Pernod-Ricard (b)................................         304,179
                                                                             --------------
     Total Nondurables....................................................         910,737
                                                                             --------------
     MINING (2.0%)
                 5,572   Koninklijke Hoogovens............................         255,596
                 1,444   Rio Tinto PLC....................................          18,738
                                                                             --------------
     Total Mining.........................................................         274,334
                                                                             --------------
     RETAIL (6.2%)
                 1,758   Metro............................................          77,647
                 8,392   Douglas Holdings.................................         298,965
                 2,428   Eridania Beghin-Say (b)..........................         350,172
                13,459   Sainsbury PLC....................................         112,143
                                                                             --------------
     Total Retail.........................................................         838,927
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    67

EUROPEAN GROWTH & INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT
     IN LOCAL CURRENCY                                                         FAIR VALUE
         OR SHARES                     SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMON STOCKS (CONTINUED)
     TECHNOLOGY (7.5%)
     Electrical & Electronics (2.4%)
                11,963   Thomson CSF......................................     $   325,942
     Telecommunications (5.1%)
                50,220   British Telecom PLC..............................         380,346
                 8,353   Koninklijke PTT Nederlands.......................         319,448
                                                                             --------------
                                                                                   699,794
                                                                             --------------
     Total Technology.....................................................       1,025,736
                                                                             --------------
     TOTAL COMMON STOCKS (COST -- $13,450,696)............................      13,447,340
                                                                             --------------
     INVESTMENT COMPANIES (3.5%)
               480,031   Dreyfus Treasury Cash Management.................         480,031
                                                                             --------------
     TOTAL (COST -- $13,930,727) (A) (102.3%).............................     $13,927,371
                                                                             ==============

------------

Percentages indicated are based on net assets of $13,608,372.

Distribution of investments by country of issue, as a percentage of total value of investment securities, is as follows

             Great Britain............................................   25.8%
             France...................................................   24.0%
             Netherlands..............................................   23.2%
             Germany..................................................   23.5%
             United States (cash equivalent)..........................    3.5%
                                                                        -----
                                                                        100.0%
                                                                        =====

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows

     Unrealized appreciation...............................................  $ 469,493
     Unrealized depreciation...............................................   (472,849)
                                                                             ---------
     Net unrealized depreciation...........................................  $  (3,356)
                                                                             =========

(b) All or a portion of the security was purchased on a delayed delivery basis and cost is $117,343 (Note 2).

                       See notes to financial statements.

 68   PAYDEN & RYGEL INVESTMENT GROUP

EUROPEAN GROWTH & INCOME FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1997

                                                  CONTRACT   CONTRACT VALUE     UNREALIZED     DELIVERY
                    CURRENCY                       PRICE     (U.S. DOLLARS)   (DEPRECIATION)     DATE
------------------------------------------------  --------   --------------   --------------   --------
LIABILITIES:
French Franc (buy)..............................  5.75500       $119,828         $   (941)     11/28/97
British Pound (buy).............................  1.67650        125,690             (834)     11/05/97
Dutch Guilder (buy).............................  1.94020        115,578           (1,769)     11/03/97
                                                             ------------      ----------
                                                                $361,096          $(3,544)
                                                             ============      ==========

                       See notes to financial statements.

                                                             ANNUAL REPORT    69

GROWTH & INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
         OR SHARES                      SECURITY DESCRIPTION                 IN U.S. DOLLARS
     -----------------     -----------------------------------------------   ---------------
     COMMON STOCKS (48.1%)
     BASIC INDUSTRIES (8.5%)
     Chemicals (4.4%)
               115,965     Du Pont (E.I.) De Nemours & Company............    $   6,595,509
     Paper and Related Products (4.1%)
               137,740     International Paper Company....................        6,198,300
                                                                             --------------
     Total Basic Industries...............................................       12,793,809
                                                                             --------------
     CONGLOMERATES & HOLDING COMPANIES (4.6%)
                75,635     Minnesota Mining & Manufacturing Company.......        6,920,603
     DURABLES (5.0%)
     Automobiles (5.0%)
               116,445     General Motors Corporation.....................        7,474,313
     Energy (11.9%)
                95,955     Chevron Corporation............................        7,958,268
               123,205     Exxon Corporation..............................        7,569,407
                42,616     Texaco Incorporated............................        2,426,449
                                                                             --------------
                                                                                 17,954,124
                                                                             --------------
     Total Durables.......................................................       25,428,437
                                                                             --------------
     FINANCE (4.7%)
                65,195     J.P. Morgan & Company..........................        7,155,151
     HEALTH (0.2%)
                 2,725     Merck & Co Inc.................................          243,206
     INDUSTRIAL MACHINERY & EQUIPMENT (0.2%)
                 4,950     Caterpillar International......................          253,688
     NONDURABLES (5.0%)
     Food, Beverage & Tobacco (4.4%)
               166,070     Philip Morris Companies Inc....................        6,580,524
     Auto Tires & Accessories (0.6%)
                16,195     Goodyear Tire & Rubber Company.................        1,014,212
                                                                             --------------
     Total Nondurables....................................................        7,594,736
                                                                             --------------

                       See notes to financial statements.

 70   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT                                                          FAIR VALUE
         OR SHARES                      SECURITY DESCRIPTION                 IN U.S. DOLLARS
     -----------------     -----------------------------------------------   ---------------
     (CONTINUED)TECHNOLOGY (8.0%)
     Photo Supplies & Equipment (2.1%)
                53,785     Eastman Kodak..................................    $   3,220,377
     Telecommunications (5.9%)
               182,910     AT&T Corporation...............................        8,951,158
                                                                             --------------
     Total Technology.....................................................       12,171,535
                                                                             --------------
     Total Common Stocks (Cost -- $67,346,759)............................       72,561,165
                                                                             --------------
     INVESTMENT COMPANIES (52.7%)
               829,340     S&P 500 Depositary Receipt.....................       76,351,114
             3,230,901     Dreyfus Treasury Cash Management...............        3,230,901
                                                                             --------------
     Total Investment Companies...........................................       79,582,015
                                                                             --------------
     TOTAL (COST -- $138,583,282) (a) (100.8%)............................    $ 152,143,180
                                                                             ==============

------------

Percentages indicated are based on net assets of $150,943,865.

(a) For federal income tax purposes, cost is $138,591,588, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $14,519,066
     Unrealized depreciation...............................................     (967,474)
                                                                             -----------
     Net unrealized appreciation...........................................  $13,551,592
                                                                             ===========

                       See notes to financial statements.

                                                             ANNUAL REPORT    71

MARKET RETURN FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     ASSET BACKED SECURITIES (3.7%)
                29,210   Contimortgage Home Equity 1996-3 A1, 6.76%,
                          02/15/11 (a)....................................     $    29,365
               226,453   Pacific Southwest 97-1, 6.06%, 06/15/02 (a)......         226,313
               500,000   Salomon, Inc., 6.132%, 07/23/01 (a) (d)..........         499,990
                                                                             --------------
     Total Asset Backed Securities........................................         755,668
                                                                             --------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (14.7%)
     Corporate (3.7%)
               178,326   Drexel Burnham Lambert, 6.4375%, 05/01/16........         178,326
               170,323   Drexel Burnham Lambert, 6.4875%, 10/01/18 (a)....         171,336
               400,000   Merrill Lynch Mortgage, 6.527%, 06/15/16
                          (a) (d).........................................         405,360
                                                                             --------------
                                                                                   755,022
                                                                             --------------
     Federal Home Loan Bank (5.3%)
                31,611   8.600%, 06/15/19 (a).............................          31,555
             1,006,855   6.625%, 03/15/21.................................       1,028,566
                                                                             --------------
                                                                                 1,060,121
                                                                             --------------
     Federal National Mortgage Association (5.7%)
               104,768   8.000%, 10/17/00 (a).............................         107,251
               382,504   5.500%, 02/25/14 (a).............................         380,691
               443,099   6.500%, 04/25/17 (a).............................         441,380
                74,064   8.000%, 03/25/18 (a).............................          74,260
                36,654   6.506%, 05/25/18.................................          36,654
               118,096   6.106%, 04/25/21 (a).............................         118,224
                                                                             --------------
                                                                                 1,158,460
                                                                             --------------
     Total Collateralized Mortgage Obligations............................       2,973,603
                                                                             --------------
     COMMERCIAL PAPER (24.2%)
     AUTOMOBILES (8.4%)
               700,000   Mitsubishi, 5.52%, 11/04/97......................         699,678
             1,000,000   Toyota Motor Corp., 5.46%, 12/05/97..............         994,834
                                                                             --------------
                                                                                 1,694,512
                                                                             --------------

                       See notes to financial statements.

 72   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMERCIAL PAPER (CONTINUED)
     CHEMICALS (4.9%)
             1,000,000   Du Pont (E.I.) De Nemours, 5.48%, 11/14/97.......     $   998,021
     FINANCIAL (3.5%)
               700,000   Merrill Lynch, 5.51%, 11/12/97...................         698,821
     COMPUTERS (7.4%)
             1,500,000   IBM Credit Corp, 5.49%, 11/12/97.................       1,497,475
                                                                             --------------
     Total Commercial Paper...............................................       4,888,829
                                                                             --------------
     CORPORATE BONDS (12.3%)
     DURABLES (0.5%)
     Automobiles (0.5%)
               100,000   General Motors Acceptance, 9.125%, 07/15/01
                          (a).............................................         109,625
     FINANCE (2.8%)
     Banking (0.8%)
               150,000   Nationsbank Corporation, 5.75%, 01/17/01 (a).....         148,313
     Financial (2.0%)
               100,000   Lehman Brothers Holdings, 8.38%, 02/15/99 (a)....         103,000
               300,000   Lehman Brothers Holdings, 7.63%, 07/15/99 (a)....         307,500
                                                                             --------------
                                                                                   410,500
                                                                             --------------
                                                                                   558,813
                                                                             --------------
     MULTIMEDIA (5.0%)
               500,000   News American Holdings, 7.45%, 06/01/00..........         514,375
               500,000   Time Warner, 4.90%, 07/29/99 (a) (c).............         488,750
                                                                             --------------
                                                                                 1,003,125
                                                                             --------------
     TECHNOLOGY (4.0%)
     Telecommunications (4.0%)
               300,000   AT&T Capital Corp., 5.61%, 02/01/99 (a)..........         298,875
               500,000   TCI Communications, 6.381%, 03/12/01.............         500,780
                                                                             --------------
                                                                                   799,655
                                                                             --------------
     Total Corporate Bonds................................................       2,471,218
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    73

MARKET RETURN FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     U.S. GOVERNMENT AGENCIES (37.6%)
     Federal Home Loan Bank (16.6%)
               700,000   5.500%, 11/03/97.................................     $   699,786
               451,731   6.025%, 01/15/06 (a).............................         452,846
             1,000,000   7.478%, 11/01/18.................................       1,037,344
               368,043   6.075%, 06/17/20.................................         370,233
               784,613   6.225%, 10/15/20 (a).............................         796,873
                                                                             --------------
                                                                                 3,357,082
                                                                             --------------
     Federal National Mortgage Association (20.2%)
             1,000,000   5.425%, 11/24/97 (a).............................         996,534
             1,000,000   5.470%, 11/25/97.................................         996,353
               500,000   5.400%, 12/17/97.................................         496,550
               155,481   5.956%, 09/25/98 (a).............................         155,509
               198,586   11.00%, 10/01/06 (a).............................         212,016
               900,462   7.218%, 06/01/15 -- ARM..........................         930,852
               272,859   7.556%, 06/01/25 -- ARM..........................         285,479
                                                                             --------------
                                                                                 4,073,293
                                                                             --------------
     Government National Mortgage Association (0.8%)
                26,967   7.993%, 01/16/08 -- ARM (a)......................          26,985
               128,799   7.375%, 06/20/18 -- ARM (a)......................         132,824
                                                                             --------------
                                                                                   159,809
                                                                             --------------
     Total U.S. Government Agencies.......................................       7,590,184
                                                                             --------------
     INVESTMENT COMPANIES (4.6%)
                 9,500   Standard & Poor 500 Depositary Receipt (a).......         874,594
                61,060   Dreyfus Treasury Cash Management.................          61,060
                                                                             --------------
     Total Investment Companies...........................................         935,654
                                                                             --------------
     TOTAL (COST -- $19,575,090) (b) (97.1%)..............................     $19,615,156
                                                                             ==============

------------

Percentages indicated are based on net assets of $20,195,497.

                       See notes to financial statements.

 74   PAYDEN & RYGEL INVESTMENT GROUP

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

At October 31, 1997, the Fund's open futures contracts were as follows:

     NUMBER OF                                       EXPIRATION      CURRENT        UNREALIZED
     CONTRACTS             CONTRACT TYPE                DATE       MARKET VALUE    DEPRECIATION
     ---------    --------------------------------   ----------    ------------    ------------
         40       Standard & Poors 500 Index           Dec-97      $18,480,000      $ (455,075)

(b) For federal income tax purposes, cost is $19,582,114, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...................................................  $36,770
     Unrealized depreciation...................................................   (3,728)
                                                                                 -------
     Net unrealized appreciation...............................................  $33,042
                                                                                 =======

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $488,750 or 2.4% of net assets.

(d) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

                       See notes to financial statements.

                                                             ANNUAL REPORT    75

LIMITED MATURITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     ASSET BACKED SECURITIES (3.1%)
               294,503   Chase Manhattan Grantor Trust 1995-A, 6.00%,
                          09/17/01........................................    $     294,336
               417,283   Contimortgage Home Equity, 6.76%, 02/15/11.......          419,507
               125,000   MBNA Master Credit Card Trust 1992-1, 7.25%,
                          06/15/99........................................          124,778
             3,809,366   Olympic Automobile Receivables Trust, 7.88%,
                          07/15/01........................................        3,879,877
                                                                              -------------
     Total Asset Backed Securities........................................        4,718,498
                                                                              -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (17.8%)
     Corporate (4.6%)
             6,965,634   Residential Funding 1995-S8 A2, 8.00%,
                          05/25/25........................................        6,985,225
     Federal Home Loan Mortgage Corporation (6.9%)
               590,401   6.500%, 12/15/04.................................          589,356
             4,653,710   5.925%, 04/15/08.................................        4,663,110
             5,152,601   6.075%, 06/17,20 (c).............................        5,183,259
                                                                              -------------
                                                                                 10,435,725
                                                                              -------------
     Federal National Mortgage Association (6.3%)
               863,811   6.0000%, 08/25/13................................          860,849
             3,825,038   5.5000%, 02/25/14................................        3,806,908
             5,000,000   6.0000%, 12/25/14................................        4,987,900
                                                                              -------------
                                                                                  9,655,657
                                                                              -------------
     Total Collateralized Mortgage Obligations............................       27,076,607
     COMMERCIAL PAPER (44.3%)
     AUTOMOBILES (4.6%)
             7,000,000   Toyota Motor Corp., 5.46%, 12/05/97..............        6,963,903
     CHEMICALS (4.2%)
             6,500,000   Du Pont (E.I.) De Nemours & Co., 5.46%,
                          12/16/97........................................        6,455,638
     ENERGY (4.9%)
             7,500,000   Amoco, 5.48%, 01/05/98...........................        7,425,792
     FINANCIAL (4.6%)
             7,000,000   American Express, 5.48%, 12/01/97................        7,000,000

                       See notes to financial statements.

 76   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     COMMERCIAL PAPER (CONTINUED)
     FOOD, BEVERAGE & TOBACCO (4.8%)
             7,500,000   Coca Cola, 5.48%, 01/15/98.......................    $   7,414,375
     INDUSTRIAL EQUIPMENT (4.5%)
             7,000,000   General Electric Capital Corp, 5.50%, 01/05/98...        6,930,486
     MULTIMEDIA (4.9%)
             7,500,000   Walt Disney, 5.45%, 12/19/97.....................        7,445,500
     TECHNOLOGY (11.8%)
     Computers & Office Equipment (8.5%)
             7,500,000   IBM Credit Corp, 5.49%, 12/12/97.................        7,453,106
             5,500,000   Xerox Credit Corp., 5.49%, 11/07/97..............        5,494,968
                                                                              -------------
                                                                                 12,948,074
     Telecommunications (3.3%)
             5,000,000   AT&T Corporation, 5.46%, 11/25/97................        4,981,800
                                                                              -------------
     Total Technology.....................................................       17,929,874
                                                                              -------------
     Total Commercial Paper...............................................       67,565,568
                                                                              -------------
     CORPORATE BONDS (25.4%)
     AEROSPACE & DEFENSE (2.0%)
             3,000,000   Lockheed Martin Corporation, 6.63%, 06/15/98.....        3,012,390
     FINANCE (11.5%)
     Banking (8.5%)
             4,000,000   Comerica Bank, 5.80%, 01/15/98...................        4,001,280
             2,000,000   Key Bank, 6.05%, 04/06/98........................        2,003,260
             7,000,000   SBC Glacier Finance Limited, 5.88%, 09/10/02
                          (b).............................................        6,997,813
                                                                              -------------
                                                                                 13,002,353
     Financial (3.0%)
             4,500,000   International Lease Finance, 8.13%, 01/15/98.....        4,519,575
                                                                              -------------
     Total Finance........................................................       17,521,928
                                                                              -------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    77

LIMITED MATURITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     INDUSTRIAL EQUIPMENT (1.6%)
             1,500,000   Ingersoll-Rand, 6.54%, 08/24/98..................    $   1,505,940
             1,000,000   Paccar Financial Corp., 8.03%, 04/15/98..........        1,010,810
                                                                              -------------
     Total Industrial Equipment...........................................        2,516,750
                                                                              -------------
     INDUSTRIAL GOODS AND SERVICES (0.4%)
               600,000   Rockwell International, 7.63%, 02/17/98..........          603,000
     MULTIMEDIA (4.2%)
             6,500,000   Time Warner, 4.90%, 07/29/99 (b).................        6,353,750
     NONDURABLES (0.6%)
     Food, Beverage & Tobacco (0.6%)
             1,000,000   Pepsi Company Inc., 6.13%, 01/15/98..............        1,000,670
     TECHNOLOGY (5.1%)
     Telecommunications (5.1%)
             2,700,000   AT&T Capital Corporation, 6.39%, 01/22/99........        2,716,875
             5,000,000   TCI Communications, 6.381%, 03/12/01 (c).........        5,007,800
                                                                              -------------
     Total Technology.....................................................        7,724,675
                                                                              -------------
     Total Corporate Bonds................................................       38,733,163
                                                                              -------------
     U.S. GOVERNMENT AGENCIES (4.4%)
     Federal Home Loan Mortgage Corporation (3.3%)
             5,000,000   5.508%, 04/14/98.................................        4,998,454
     Federal National Mortgage Association (1.1%)
             1,651,405   9.500%, 09/01/24.................................        1,770,603
                                                                              -------------
     Total U.S. Government Agencies.......................................        6,769,057
                                                                              -------------
     U.S. TREASURY NOTES (5.4%)
             8,000,000   6.875%, 08/31/99.................................        8,165,680
     INVESTMENT COMPANIES (0.7%)
             1,021,468   Dreyfus Treasury Cash Management.................        1,021,468
                                                                              -------------
     TOTAL (COST -- $153,877,829) (a) (101.1%)............................    $ 154,050,041
                                                                              =============

------------

Percentages indicated are based on net assets of $152,429,056.

                       See notes to financial statements.

 78   PAYDEN & RYGEL INVESTMENT GROUP

(a) For federal income tax purposes, cost is $153,880,041, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $176,535
     Unrealized depreciation...............................................    (6,535)
                                                                             --------
     Net unrealized appreciation...........................................  $170,000
                                                                             ========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,351,563 or 8.8% of net assets.

(c) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

                       See notes to financial statements.

                                                             ANNUAL REPORT    79

SHORT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     ASSET BACKED SECURITIES (4.9%)
               358,863   Contimortgage Home Equity, 6.76%, 02/15/11.......     $   360,776
               968,576   Fleetwood Credit Grantor Trust 1996-A, 6.75%,
                          10/17/11........................................         985,178
             3,235,048   Pacific Southwest 97-1, 6.06%, 06/17/02..........       3,233,042
                                                                             --------------
     Total Asset Backed Securities........................................       4,578,996
                                                                             --------------
     COLLATERIZED MORTGAGE OBLIGATIONS (27.9%)
     Corporate (16.1%)
             2,110,000   Capstead Securities Corp. IV 1992-12D, 7.60%,
                          08/25/07........................................       2,137,694
             3,771,255   Countrywide Home Loans, 7.125%, 09/25/27.........       3,793,647
             2,806,092   Paine Webber Mtg. Acceptance Corp., 7.50%,
                          07/25/23........................................       2,838,537
             1,358,400   Residential Funding, 6.25%, 10/25/23.............       1,359,853
             2,401,104   Residential Funding, 7.00%, 08/25/27.............       2,413,110
             2,500,000   Westam Mortgage Financial Corp., 9.40%,
                          12/01/18........................................       2,594,531
                                                                             --------------
                                                                                15,137,372
                                                                             --------------
     Federal Home Loan Mortgage Corporation (0.0%)
                32,276   5.500%, 04/15/13.................................          32,199
     Federal National Mortgage Association (11.8%)
             1,079,764   6.000%, 08/25/13.................................       1,076,061
               335,663   7.500%, 01/25/18.................................         334,391
             2,909,803   10.00%, 07/01/21.................................       3,172,587
             4,266,334   0.000%, 11/25/26.................................       3,475,729
             3,027,226   6.2875%, 04/25/27................................       3,040,607
                                                                             --------------
                                                                                11,099,375
                                                                             --------------
     Total Collateralized Mortgage Obligations............................      26,268,946
                                                                             --------------
     COMMERCIAL PAPER (4.8%)
             4,500,000   American Express, 5.55%, 11/21/97................       4,500,000
                                                                             --------------
     Total Commercial Paper...............................................       4,500,000
                                                                             --------------

                       See notes to financial statements.

 80   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     CORPORATE BONDS (24.9%)
     AEROSPACE & DEFENSE (6.3%)
             2,500,000   Lockheed Martin Corp., 6.63%, 06/15/98...........     $ 2,510,325
             3,400,000   Raytheon Corporation, 6.30%, 8/15/00.............       3,417,000
                                                                             --------------
                                                                                 5,927,325
                                                                             --------------
     FINANCIAL (2.2%)
             2,000,000   Salomon, Inc., 7.125%, 08/01/99..................       2,035,000
     HEALTH CARE (3.2%)
             2,990,000   Columbia/HCA Health, 6.41%, 06/15/00.............       2,975,050
     INDUSTRIAL EQUIPMENT (3.7%)
             1,000,000   Caterpillar Finance Inc., 6.41%, 06/11/98........       1,005,460
             2,500,000   Ingersoll-Rand, 6.47%, 08/24/98..................       2,508,550
                                                                             --------------
                                                                                 3,514,010
                                                                             --------------
     MULTIMEDIA (2.1%)
             2,000,000   Time Warner, 4.90%, 07/29/99 (b).................       1,955,000
     TELECOMMUNICATIONS (7.4%)
             3,500,000   AT&T Capital Corporation, 6.57%, 01/21/00........       3,530,625
             3,500,000   TCI Communications, 6.381%, 03/12/01 (c).........       3,505,460
                                                                             --------------
                                                                                 7,036,085
                                                                             --------------
     Total Corporate Bonds................................................      23,442,470
                                                                             --------------
     U.S. GOVERNMENT AGENCIES (20.4%)
     Federal Home Loan Mortgage Corporation (13.8%)
            13,000,000   5.650%, 11/03/97.................................      12,995,919
     Government National Mortgage Association (6.6%)
             5,828,939   9.000%, 06/15/09.................................       6,267,931
                                                                             --------------
     Total U.S. Government Agencies.......................................      19,263,850
                                                                             --------------
     U.S. TREASURY NOTES (19.6%)
             2,500,000   5.750%, 12/31/98.................................       2,503,375
            15,000,000   5.625%, 10/31/99.................................      15,001,050
             1,000,000   5.875%, 02/15/00.................................       1,003,370
                                                                             --------------
     Total U.S. Treasury Notes............................................      18,507,795
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    81

SHORT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     INVESTMENT COMPANIES (2.3%)
             2,191,995   Dreyfus Treasury Cash Management.................     $ 2,191,995
                                                                             --------------
     TOTAL (COST -- $98,559,710) (a) (104.8%).............................     $98,754,052
                                                                             ==============

------------

Percentages indicated are based on net assets of $94,255,658.

(a) For federal income tax purposes, cost is $98,566,585, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $229,459
     Unrealized depreciation...............................................   (41,992)
                                                                             --------
     Net unrealized appreciation...........................................  $187,467
                                                                             ========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,955,000 or 2.1% of net assets.

(c) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

                       See notes to financial statements.

 82   PAYDEN & RYGEL INVESTMENT GROUP

U.S. TREASURY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     U.S. TREASURY NOTES (88.8%)
             1,000,000   6.000%, 12/31/97.................................     $ 1,001,110
             3,500,000   5.630%, 01/31/98.................................       3,500,875
             1,400,000   5.880%, 08/15/98.................................       1,402,982
               500,000   5.880%, 10/31/98.................................         501,350
             2,500,000   6.250%, 03/31/99.................................       2,520,900
             2,600,000   5.750%, 08/15/03.................................       2,588,014
             2,000,000   7.875%, 11/15/04.................................       2,227,000
                                                                             --------------
     Total U.S. Treasury Notes............................................      13,742,231
                                                                             --------------
     U.S. TREASURY STRIPS (9.9%)
             1,200,000   0.000%, 08/15/99.................................       1,087,236
               550,000   0.000%, 08/15/01.................................         444,158
                                                                             --------------
     Total U.S. Treasury Strips...........................................       1,531,394
                                                                             --------------
     INVESTMENT COMPANIES (0.01%)
                   877   Dreyfus Treasury Cash Management.................             877
                                                                             --------------
     TOTAL (COST -- $15,083,669) (a) (98.7%)..............................     $15,274,502
                                                                             ==============

------------

Percentages indicated are based on net assets of $15,478,606.

(a) For federal income tax purposes, cost is $15,090,388, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $184,338
     Unrealized depreciation...............................................      (224)
                                                                             --------
     Net unrealized appreciation...........................................  $184,114
                                                                             ========

                       See notes to financial statements.

                                                             ANNUAL REPORT    83

INTERMEDIATE BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     ASSET BACKED SECURITIES (23.7%)
             3,150,000   Chase Manhattan Bank-New, 7.875%, 07/15/06.......     $ 3,402,000
             3,500,000   First Bank Corp. Card Master Trust, 6.40%,
                         02/15/03.........................................       3,558,450
             1,000,000   First USA Credit Card Master Trust, 5.867%,
                         06/17/02 (d).....................................       1,002,600
             1,800,000   Green Tree Financial Corp., 6.93%, 07/15/28......       1,843,875
             4,000,000   Green Tree Financial Corp., 7.22%, 03/15/28......       4,113,750
               678,634   Merit Securities Corporation 8-A1, 5.876%,
                         09/28/30 (d).....................................         678,210
             1,600,000   Navistar Financial Corp 1997-AA3, 6.75%,
                         03/15/02.........................................       1,622,000
             3,000,000   Salomon, Inc., 6.132%, 07/23/01(a)(d)............       2,999,940
                                                                             --------------
     Total Asset Backed Securities........................................      19,220,825
                                                                             --------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%)
     Corporate (4.8%)
             3,841,767   Residential Funding, 7.00%, 08/25/27 (a).........       3,860,976
     Federal Home Loan Mortgage Corporation (1.7%)
             1,380,161   6.075%, 06/17/20 (a) (d).........................       1,388,373
     Federal National Mortgage Association (2.9%)
             2,908,864   0.000%, 11/25/26.................................       2,369,815
                                                                             --------------
     Total Collateralized Mortgage Obligations............................       7,619,164
                                                                             --------------
     CORPORATE BONDS (44.9%)
     DURABLES (5.6%)
     Automobiles (4.3%)
             3,500,000   General Motors Acceptance, 5.75%, 01/05/00.......       3,473,750
     Consumer Goods and Services (1.3%)
             1,000,000   Disney Global Bond, 6.38%, 03/30/01..............       1,011,250
                                                                             --------------
     Total Durables.......................................................       4,485,000
                                                                             --------------
     ENERGY (1.8%)
             1,500,000   Puget Sound Power & Light, 6.50%, 09/14/99.......       1,511,250

                       See notes to financial statements.

 84   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     CORPORATE BONDS (CONTINUED)
     FINANCE (14.3%)
     Banking (9.2%)
             1,500,000   ABN-Amro Bank, 7.25%, 05/31/05...................     $ 1,565,250
               850,000   Citicorp, 6.65%, 05/15/00........................         861,688
             1,000,000   Old Kent Bank, 6.88%, 04/15/98...................       1,005,130
             4,000,000   SBC Glacier Finance LTD, 5.879%,
                         09/10/02 (a) (c).................................       3,998,750
                                                                             --------------
                                                                                 7,430,818
                                                                             --------------
     Financial Services (5.1%)
             3,000,000   Grand Metropolitan Investment, 8.63%,
                         08/15/01 (a).....................................       3,240,000
               850,000   Transamerica Financial Corporation, 7.40%,
                         07/29/99.........................................         869,125
                                                                             --------------
                                                                                 4,109,125
                                                                             --------------
     Total Finance........................................................      11,539,943
                                                                             --------------
     HEALTH CARE (0.6%)
               450,000   Columbia/HCA Healthcare Corp., 6.41%, 06/15/00...         447,750
     INDUSTRIAL EQUIPMENT (4.4%)
             3,500,000   Paccar Financial Corporation, 6.86%, 02/15/00....       3,565,625
     INDUSTRIAL GOODS AND SERVICES (1.6%)
             1,250,000   Honeywell Incorporated, 6.60%, 04/15/01..........       1,268,750
     MULTIMEDIA (4.1%)
             3,000,000   News American Holdings, 8.625%, 02/01/03 (a).....       3,273,750
     TELECOMMUNICATIONS (12.5%)
             2,500,000   AT&T Capital Corporation, 5.90%, 07/10/98 (a)....       2,502,350
             4,000,000   TCI Communications, 6.381%, 03/12/01 (a) (d).....       4,006,240
             3,500,000   US West Capital Funding Note, 6.85%,
                         01/15/02 (a).....................................       3,583,125
                                                                             --------------
     Total Telecommunications.............................................      10,091,715
                                                                             --------------
     Total Corporate Bonds................................................      36,183,783
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    85

INTERMEDIATE BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     CORPORATE BONDS (CONTINUED)
     U.S. GOVERNMENT AGENCIES (17.6%)
     Federal Home Loan Mortgage Corporation (1.3%)
             1,000,000   7.000%, 05/01/12 (f).............................     $ 1,014,060
     Federal National Mortgage Association (10.2%)
               645,945   8.500%, 10/01/19.................................         681,065
             1,454,901   10.00%, 07/01/21.................................       1,586,294
             6,000,000   7.000%, 10/01/27 (f).............................       6,005,580
                                                                             --------------
                                                                                 8,272,939
                                                                             --------------
     Government National Mortgage Association (4.3%)
             1,363,501   8.000%, 12/15/26.................................       1,414,632
             2,000,000   8.000%, 01/15/27 (f).............................       2,071,860
                                                                             --------------
                                                                                 3,486,492
                                                                             --------------
     Other Agencies (1.8%)
             1,400,000   Tennessee Valley Authority, 6.3800%, 06/15/05....       1,421,000
                                                                             --------------
     Total U.S. Government Agencies.......................................      14,194,491
                                                                             --------------
     U.S. TREASURY NOTES (8.8%)
             1,000,000   6.130%, 12/31/01 (a).............................       1,011,880
             1,500,000   6.250%, 02/28/02.................................       1,525,485
             2,000,000   6.625%, 04/30/02.................................       2,063,920
             2,535,478   3.375%, 01/15/07 -- Inflation Index Note (e).....       2,501,435
                                                                             --------------
     Total U.S. Treasury Notes............................................       7,102,720
                                                                             --------------
     INVESTMENT COMPANIES (5.7%)
             4,631,162   Dreyfus Treasury Cash Management.................       4,631,162
                                                                             --------------
     TOTAL (COST -- $87,722,581) (b) (110.1%).............................     $88,952,145
                                                                             ==============

------------

Percentages indicated are based on net assets of $80,765,593.

                       See notes to financial statements.

 86   PAYDEN & RYGEL INVESTMENT GROUP

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

     At October 31, 1997, the Fund's open futures contracts were as follows:

NUMBER OF                                    EXPIRATION       CURRENT         UNREALIZED
CONTRACTS           CONTRACT TYPE               DATE        MARKET VALUE     APPRECIATION
---------     --------------------------     ----------     ------------     ------------
   130        U.S. Treasury 10-Year Note       Dec-97       $14,527,500        $ 16,250

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities is as follows:

      Unrealized appreciation..............................................  $1,231,735
      Unrealized depreciation..............................................      (2,171)
                                                                             ----------
      Net unrealized appreciation..........................................  $1,229,564
                                                                             ==========

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,998,750 or 5.0% of net assets.

(d) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

(e) Inflation Index Notes are government securities with par values that increase over time at the annual rate of inflation using the Consumer Price Index (CPI).

(f) Security was purchased on a delayed delivery basis. Total cost of delayed delivery transactions is $9,082,924 (Note 2).

                       See notes to financial statements.

                                                             ANNUAL REPORT    87

INVESTMENT QUALITY BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     ASSET BACKED SECURITIES (22.6%)
             2,700,000   Green Tree Financial Corp., 6.80%, 10/15/27
                          (a).............................................    $   2,773,197
             2,500,000   Green Tree Financial Corp., 7.22%, 03/15/28......        2,571,094
             4,500,000   IMC Home Equity Loan Trust 1997-6 A, 5.847%,
                          01/20/28........................................        4,500,000
             4,220,000   MBNA Master Credit Card Trust, 6.60%, 11/15/04...        4,308,873
             1,233,880   Merit Securities Corporation 8-A1, 5.876%,
                          09/28/30 (a)(d).................................        1,233,109
             2,846,842   Pacific Southwest 97-1, 6.06%, 06/15/02..........        2,845,077
               750,000   Premier Auto Trust 1996-2 A4, 6.575%, 10/6/00....          758,468
             2,500,000   Salomon, Inc., 6.1325%, 07/23/01 (a).............        2,499,950
                                                                              -------------
     Total Asset Backed Securities........................................       21,489,768
                                                                              -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)
     Corporate (1.6%)
             1,412,976   General Electric Capital 92-7A, 8.30%,
                          07/25/23........................................        1,464,846
     Federal Home Loan Mortgage Corporation (1.9%)
             1,840,215   6.075%, 06/17/20 (a) (d).........................        1,851,164
     Federal National Mortgage Association (9.9%)
             1,624,234   6.256%, 05/25/99 (a).............................        1,633,460
             1,905,539   6.056%, 02/25/06 (a).............................        1,909,369
             2,424,053   0.000%, 11/25/26.................................        1,974,846
             3,960,000   6.500%, 09/01/27.................................        3,890,700
                                                                              -------------
                                                                                  9,408,375
                                                                              -------------
     Total Collateralized Mortgage Obligations............................       12,724,385
                                                                              -------------
     COMMERCIAL PAPER (2.1%)
             2,000,000   General Electric Capital, 5.10%, 11/10/97 (a)....        2,000,000
                                                                              -------------
     Total Commercial Paper...............................................        2,000,000
                                                                              -------------

                       See notes to financial statements.

 88   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     CORPORATE BONDS (34.1%)
     DURABLES (1.6%)
     Automobiles (0.5%)
               500,000   General Motors Acceptance Corp., 8.625%,
                          06/15/99........................................    $     519,375
     Consumer Goods and Services (1.1%)
             1,000,000   Walt Disney Company, 6.375%, 03/30/01 (a)........        1,011,250
                                                                              -------------
     Total Durables.......................................................        1,530,625
                                                                              -------------
     ENERGY (1.1%)
               500,000   Union Electric, 6.875%, 08/01/04.................          515,000
               500,000   Virginia Electric Power Company, 7.375%,
                          07/01/02........................................          523,125
                                                                              -------------
     Total Energy.........................................................        1,038,125
                                                                              -------------
     FINANCE (14.5%)
     Banking (5.4%)
               400,000   ABN -- Amro Bank, 7.25%, 05/31/05................          417,400
               200,000   Citicorp, 6.65%, 05/15/00........................          202,750
             4,000,000   SBC Glacier Finance LTD, 5.879%, 09/10/02 (a)
                          (c).............................................        3,998,750
               500,000   Swiss Bank Corporation -- N.Y., 7.25%, 09/1/06...          526,250
                                                                              -------------
                                                                                  5,145,150
                                                                              -------------
     Financial (9.1%)
             5,000,000   FC CBO, 8.430%, 06/03/09 (a) (c).................        5,284,375
             1,500,000   Grand Metropolitan PLC, 8.63%, 08/15/01 (a)......        1,620,000
             1,500,000   Salomon Incorporated, 7.25%, 05/01/01............        1,546,875
               190,000   Transamerica Financial Corp., 7.40%, 07/29/99....          194,275
                                                                              -------------
                                                                                  8,645,525
                                                                              -------------
     Total Finance........................................................       13,790,675
                                                                              -------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    89

INVESTMENT QUALITY BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     CORPORATE BONDS (CONTINUED)
     HEALTH CARE (2.1%)
             1,900,000   Columbia/HCA Healthcare Corp., 6.87%, 09/15/03...    $   1,947,500
     INDUSTRIAL GOODS AND SERVICES (5.1%)
               500,000   Hanson Overseas, PLC, 6.75%, 09/15/05............          508,125
             4,000,000   Raytheon Company, 6.75%, 08/15/07 (a)............        4,070,000
               250,000   Rockwell International, 7.63%, 02/17/98..........          251,250
                                                                              -------------
     Total Industrial Goods and Services..................................        4,829,375
                                                                              -------------
     MULTIMEDIA (4.4%)
             4,000,000   Time Warner, Inc., 7.75%, 06/15/05...............        4,215,000
     TELECOMMUNICATIONS (5.3%)
             2,500,000   TCI Communications, 6.381%, 03/12/01 (a) (d).....        2,503,900
             2,500,000   US West Capital Funding, 6.85%, 01/15/02 (a).....        2,559,375
                                                                              -------------
     Total Telecommunications.............................................        5,063,275
                                                                              -------------
     Total Corporate Bonds................................................       32,414,575
                                                                              -------------
     U.S. GOVERNMENT AGENCIES (39.8%)
     Federal Home Loan Mortgage Corporation (19.4%)
             1,000,000   5.550%, 11/24/97.................................          996,556
             3,414,506   7.000%, 09/01/12 (a).............................        3,462,514
             2,700,000   7.000%, 10/01/12 (e).............................        2,737,962
             1,946,694   8.500%, 06/01/22.................................        2,053,139
             2,508,350   7.500%, 08/01/27.................................        2,563,208
             2,475,000   7.500%, 10/01/27.................................        2,529,128
             4,000,000   7.500%, 10/01/27 (e).............................        4,086,240
                                                                              -------------
                                                                                 18,428,747
                                                                              -------------
     Federal National Mortgage Association (17.3%)
            10,500,000   7.000%, 10/01/27 (e).............................       10,509,765
             5,700,000   8.000%, 10/01/27 (e).............................        5,901,267
                                                                              -------------
                                                                                 16,411,032
                                                                              -------------

                       See notes to financial statements.

 90   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     U.S. GOVERNMENT AGENCIES (CONTINUED)
     Government National Mortgage Association (3.1%)
             2,920,888   7.5000%, 05/15/26................................    $   2,986,608
                                                                              -------------
     Total U.S. Government Agencies.......................................       37,826,387
                                                                              -------------
     U.S. TREASURY NOTES (2.2%)
             1,000,000   6.875%, 08/31/99 (a).............................        1,020,710
             1,014,863   3.375%, 01/15/07.................................        1,000,574
                                                                              -------------
     Total U.S. Treasury Notes............................................        2,021,284
                                                                              -------------
     U.S. TREASURY BONDS (5.1%)
               700,000   6.2500%, 08/15/23 (a)............................          701,267
             4,000,000   6.5000%, 11/15/26................................        4,174,600
                                                                              -------------
     Total U.S. Treasury Bonds............................................        4,875,867
                                                                              -------------
     INVESTMENT COMPANIES (4.0%)
             3,748,351   Dreyfus Treasury Cash Management.................        3,748,351
                                                                             --------------
     TOTAL (COST -- $115,765,559) (B) (123.3%)............................    $ 117,100,617
                                                                             ==============

------------

Percentages indicated are based on net assets of $94,986,565.

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

At October 31, 1997, the Fund's open futures contracts were as follows:

     NUMBER OF                                       EXPIRATION      CURRENT        UNREALIZED
     CONTRACTS             CONTRACT TYPE                DATE       MARKET VALUE    APPRECIATION
     ---------    --------------------------------   ----------    ------------    ------------
         70       U.S. Treasury Bond Future            Dec-97       $8,292,813        $5,313

                       See notes to financial statements.

                                                             ANNUAL REPORT    91

INVESTMENT QUALITY BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

At October 31, 1997, the Fund's open options contracts were as follows:

         NUMBER OF                                          EXPIRATION    EXERCISE     UNREALIZED
     CONTRACTS WRITTEN             CONTRACT TYPE               DATE        PRICE      DEPRECIATION
     -----------------    -------------------------------   ----------    --------    ------------
             20           Call Option U.S. Treasury
                           10 Year 98Mar                      Feb-98        $111         $    0
             20           Put Option U.S. Treasury
                           10 Year 98Mar                      Feb-98        $111           (925)
                                                                          -------      --------
                                                                                         $ (925)

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation................................................  $1,360,754
     Unrealized depreciation................................................     (25,696)
                                                                              ----------
     Net unrealized appreciation............................................  $1,335,058
                                                                              ==========

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,283,125 or 9.8% of net assets.

(d) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

(e) Security was purchased on a delayed delivery basis. Total cost of delayed delivery transactions is $23,198,319 (Note 2).

                       See notes to financial statements.

 92   PAYDEN & RYGEL INVESTMENT GROUP

TOTAL RETURN FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     ASSET BACKED SECURITIES (10.4%)
               390,000   Capstead Securities Corporation IV, 7.60%,
                          08/25/07........................................    $     395,119
                29,210   Contimortgage Home Equity, 6.76%, 02/15/11.......           29,365
               432,036   Daimler-Benz Vehicle Trust, 5.85%, 07/20/03......          432,239
             3,000,000   Evergreen Funding, 7.03%, 11/15/10 (c) (e).......        3,000,000
             1,900,000   Green Tree Financial Corp., 6.93%, 07/15/28
                          (a).............................................        1,946,313
             3,500,000   Green Tree Financial Corp., 7.22%, 03/15/28......        3,599,531
               246,776   Merit Securities Corp. 8-A1, 5.876%, 09/28/30
                          (a) (d).........................................          246,622
               161,680   Nationsbank Auto Owner Trust 96A-A2, 6.13%,
                          07/15/99........................................          161,745
               161,752   Pacific Southwest 97-1, 6.06%, 06/15/02..........          161,652
               306,940   Student Loan Marketing Ass. 96-4A1, 5.60%,
                          07/25/04 (a)....................................          307,032
                                                                             --------------
     Total Asset Backed Securities........................................       10,279,618
                                                                             --------------
     COLLATERIZED MORTGAGE OBLIGATIONS (11.5%)
     Corporate (3.9%)
               600,000   Merrill Lynch Mortgage Investors, 6.527%,
                          06/15/06 (a) (d)................................          608,040
             3,252,017   Residential Funding, 7.50%, 11/25/25 (a).........        3,265,545
                                                                             --------------
                                                                                  3,873,585
                                                                             --------------
     Federal Home Loan Mortgage Corporation (0.5%)
               460,054   6.075%, 06/17/20 (a).............................          462,791
     Federal National Mortgage Association (7.1%)
               395,958   6.256%, 05/25/99 (a).............................          398,207
             1,939,243   0.000%, 11/25/26 -- Principal Only (a)...........        1,579,877
             4,984,045   6.256%, 04/25/27 (a).............................        5,006,074
                                                                             --------------
                                                                                  6,984,158
                                                                             --------------
     Total Collateralized Mortgage Obligations............................       11,320,534
                                                                             --------------
     CORPORATE BONDS (37.9%)
     AIRLINES (0.8%)
               750,000   Northwest Airlines Corporation, 8.375%,
                          03/15/04........................................          779,063

                       See notes to financial statements.

                                                             ANNUAL REPORT    93

TOTAL RETURN FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     CORPORATE BONDS (CONTINUED)
     ENERGY (1.6%)
             1,500,000   CAL Energy Company, 9.50%, 09/15/06 (a)..........    $   1,616,250
     FINANCE (17.5%)
     Banking (0.5%)
               475,000   First Nationwide, 9.13%, 11/15/03................          492,813
     Financial (17.0%)
             5,000,000   Aeltus Limited 144a, 6.367%, 12/12/08
                          (a) (c) (d).....................................        4,997,500
             1,000,000   Ares CBO, 7.52%, 11/30/04 (c)....................        1,000,000
             1,000,000   Ares CBO, 9.77%, 11/30/04 (c)....................        1,000,000
             1,200,000   Contifinanial Corporation, 8.375%, 08/15/03
                          (a).............................................        1,257,000
             5,000,000   FC CBO, 8.43%, 06/03/09 (a) (c)..................        5,284,375
               225,000   Salomon, Inc., 6.625%, 11/30/00..................          227,250
             3,000,000   Salomon, Inc., 6.132%, 07/23/01 (a) (d)..........        2,999,940
                                                                             --------------
                                                                                 16,766,065
                                                                             --------------
     Total Finance........................................................       17,258,878
                                                                             --------------
     HEALTH (1.1%)
             1,000,000   Tenet Healthcare Corporation, 9.25%, 09/01/02....        1,095,000
                                                                             --------------
     INDUSTRIAL GOODS AND SERVICES (7.3%)
             1,000,000   Calpine Corp., 8.75%, 07/15/07...................        1,002,500
             2,050,000   Gulf Canada Resourses Limited, 9.25%, 01/15/04...        2,157,625
             1,500,000   Mark IV Industries, 7.50%, 09/01/07 (c)..........        1,503,750
             1,000,000   Owens-Ill. Inc., 7.85%, 05/15/04 (a).............        1,040,000
             1,500,000   Ryerson Tull, Inc., 8.50%, 07/15/01..............        1,554,375
                                                                             --------------
     Total Industrial of Goods and Services...............................        7,258,250
                                                                             --------------
     METALS & STEELS (1.1%)
             1,000,000   AK Steel Corp., 9.125%, 12/15/06 (a).............        1,041,250
     MULTIMEDIA (1.0%)
             1,000,000   Time Warner Note, 6.10%, 12/30/01 (c)............          982,500
     REAL ESTATE (1.3%)
             1,250,000   Kaufman & Bros. Home, 9.625%, 11/15/06 (a).......        1,306,250
     RETAIL & WHOLESALE (1.6%)
             1,500,000   Nine West Group, 8.375%, 08/15/05 (c)............        1,533,750

                       See notes to financial statements.

 94   PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT                                                          FAIR VALUE
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     CORPORATE BONDS (CONTINUED)
     TELECOMMUNICATIONS (4.6%)
             1,000,000   Rogers Cable System, 10.00%, 12/01/07............    $   1,087,500
             3,500,000   TCI Communications, 6.381%, 03/12/01 (a) (d).....        3,505,460
                                                                             --------------
     Total Telecommunications.............................................        4,592,960
                                                                             --------------
     Total Corporate Bonds................................................       37,464,151
                                                                             --------------
     U.S. GOVERNMENT AGENCIES (66.5%)
     Federal Home Loan Mortgage Corporation (39.3%)
             4,000,000   5.500%, 11/03/97.................................        3,998,767
             6,000,000   5.400%, 11/14/97.................................        5,988,300
            10,200,000   7.000%, 10/01/12 (e).............................       10,343,412
               787,850   8.500%, 04/01/19.................................          824,532
             1,127,273   8.500%, 03/01/23.................................        1,190,321
             1,259,380   6.587%, 09/15/23 (a).............................        1,267,251
             5,000,000   7.000%, 01/15/27 (e).............................        5,015,600
             6,020,041   7.500%, 08/01/27 (a).............................        6,151,699
             1,968,003   7.500%, 10/01/27.................................        2,011,044
             1,980,000   7.500%, 09/01/27.................................        2,023,303
                                                                             --------------
                                                                                 38,814,229
                                                                             --------------
     Federal National Mortgage Association (22.6%)
             2,300,000   5.410%, 11/12/97.................................        2,296,198
             1,786,624   6.106%, 03/25/09 (a).............................        1,794,998
             4,000,000   6.000%, 12/25/14 (a).............................        3,990,320
             1,000,000   6.356%, 09/25/22 (a).............................        1,015,870
             4,950,000   6.500%, 10/01/27.................................        4,863,375
             5,500,000   7.000%, 10/01/27 (e).............................        5,505,115
             2,800,000   8.000%, 10/01/27 (e).............................        2,898,868
                                                                             --------------
                                                                                 22,364,744
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    95

TOTAL RETURN FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

     PRINCIPAL AMOUNT                                                          FAIR VALUE
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     U.S. GOVERNMENT AGENCIES (CONTINUED)
     Government National Mortgage Association (4.6%)
               988,698   8.0000%, 07/15/27................................    $   1,025,774
             3,439,824   8.0000%, 08/15/27 (a)............................        3,568,817
                                                                             --------------
                                                                                  4,594,591
                                                                             --------------
     Total U.S. Government Agencies.......................................       65,773,564
                                                                             --------------
     U.S. TREASURY NOTES (1.0%)
             1,014,863   3.375%, 01/15/07 (a).............................        1,000,574
     INVESTMENT COMPANIES (0.4%)
               411,372   Dreyfus Treasury Cash Management.................          411,372
                                                                             --------------
     TOTAL (COST -- $125,431,588) (B) (127.7%)............................    $ 126,249,813
                                                                             ==============

------------

Percentages indicated are based on net assets of $98,862,656.

(a) All or a portion of the security is held by the custodian in a segregated account as collateral.

At October 31, 1997, the Fund's open futures contracts were as follows:

                                                                                   UNREALIZED
     NUMBER OF                                      EXPIRATION      CURRENT       APPRECIATION/
     CONTRACTS             CONTRACT TYPE               DATE       MARKET VALUE    (DEPRECIATION)
     ---------    -------------------------------   ----------    ------------    -------------
        110       U.S. Treasury 10 Year Note
                   Future                             Dec-97      $12,292,500       $ (48,125)
         95       U.S. Treasury Bond Future           Dec-97       11,254,531         234,219
                                                                  -----------     -----------
                                                                  $23,547,031       $ 186,094

                       See notes to financial statements.

 96   PAYDEN & RYGEL INVESTMENT GROUP

At October 31, 1997, the Fund's open options contracts were as follows:

     NUMBER OF                                                            CURRENT     UNREALIZED
     CONTRACTS                                  EXPIRATION    EXERCISE    MARKET     APPRECIATION/
      WRITTEN            CONTRACT TYPE             DATE        PRICE       VALUE     (DEPRECIATION)
     ---------    ---------------------------   ----------    --------    -------    ------------
         20       Call Option U.S. Treasury
                   10 Year 98Mar                  Feb-98        $111      $35,000      $  1,250
         20       Put Option U.S. Treasury
                   10 Year 98Mar                  Feb-98        $111      25,625         (1,862)
                                                                          ------     ----------
                                                                          $60,625      $   (612)

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation..................................................  $912,930
     Unrealized depreciation..................................................   (94,705)
                                                                                --------
     Net unrealized appreciation..............................................  $818,225
                                                                                ========

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,301,875 or 19.5% of net assets.

(d) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

(e) Security was purchased on a delayed delivery basis. Total cost of delayed delivery transactions is $26,725,013 (Note 2).

                       See notes to financial statements.

                                                             ANNUAL REPORT    97

SHORT DURATION TAX EXEMPT FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     GENERAL OBLIGATIONS (39.9%)
     Limited (8.0%)
             2,000,000   Massachusetts State, 4.75%, 09/01/98                  $ 2,015,940
             1,000,000   Massachusetts State, 5.00%, 08/01/04 (FGIC)             1,032,500
                                                                             --------------
                                                                                 3,048,440
                                                                             --------------
     Unlimited (24.0%)
             1,000,000   Dade County FL Municipal, 12.00%, 10/01/01
                          (FGIC)..........................................       1,273,750
             1,000,000   Georgia State , 6.50%, 08/01/99..................       1,043,750
             1,000,000   Lewisville, TX Independent School Dist., 6.25%,
                          08/15/04 (PSF)..................................       1,082,500
             2,000,000   Milwaukee County, Wisconsin, 5.125%, 12/01/97
                          (MBIA)..........................................       2,002,020
               700,000   Minnesota State, 6.80%, 08/01/00, Pre-refunded
                          08/01/98........................................         715,617
             1,000,000   New York, N.Y.,4.75%, 08/01/98...................       1,006,580
             1,000,000   North Slope Boro, Alaska, 8.35%, 06/30/98
                          (MBIA)..........................................       1,028,980
             1,000,000   Virginia State, 5.50%, 12/01/98..................       1,016,300
                                                                             --------------
                                                                                 9,169,497
                                                                             --------------
     Student Loans (7.9%)
             1,000,000   Maine Edl. Loan Mkt. Corp. Student Loan Rev.,
                          6.50%, 11/01/97.................................       1,000,000
             1,000,000   New England Education Loan Marketing Corp. MA
                          Student Loan, 5.00%, 07/01/100..................       1,012,500
             1,000,000   S. Carolina State Ed. Assistance Auth. Rev.,
                          4.75%, 09/01/01.................................       1,008,750
                                                                             --------------
                                                                                 3,021,250
                                                                             --------------
     Total General Obligations............................................      15,239,187
                                                                             --------------

                       See notes to financial statements.

 98   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     REVENUE (54.2%)
     AIRPORT (9.5%)
             1,000,000   Denver CO City & County Airport, 4.80%, 11/15/00
                          (MBIA)..........................................     $ 1,018,750
             1,500,000   Houston TX Airport Sys. Rev., 7.75%, 07/01/03
                          (MBIA)..........................................       1,573,455
             1,000,000   Washoe County, NV, Airport Authority, 5.25%,
                          07/1/00 (MBIA)..................................       1,025,000
                                                                             --------------
                                                                                 3,617,205
                                                                             --------------
     CORRECTIONS (2.8%)
             1,000,000   Ohio State Bldg Authority, 7.35%, 08/01/04,
                          Pre-refunded 8/1/100 (MBIA).....................       1,073,750
                                                                             --------------
     EDUCATION (5.5%)
             1,000,000   University of Texas, 6.30%, 07/01/01.............       1,073,750
             1,000,000   VA State Public School Authority Series C, 5.00%,
                          08/01/98........................................       1,008,960
                                                                             --------------
                                                                                 2,082,710
                                                                             --------------
     ELECTRIC (6.9%)
             1,000,000   Colorado Springs CO Utilities, 7.00%, 11/15/21,
                          Pre-refunded 11/15/01...........................       1,120,000
               500,000   San Antonio Electric & Gas, 6.00%, 02/01/98
                          (FGIC)..........................................         502,750
             1,000,000   Platte River Power Authority, 5.00%, 06/01/99
                          (MBIA)..........................................       1,015,000
                                                                             --------------
                                                                                 2,637,750
                                                                             --------------
     HEALTH (9.7%)
             1,000,000   Missouri State Health & Educ. Facilities, 4.25%,
                          12/01/99........................................       1,005,000
             1,000,000   California Health Facilities Fing Auth. Rev.,
                          5.10%, 05/15/02.................................       1,016,250
             1,000,000   New York State Dormitory Revenues, 6.00%,
                          02/15/03........................................       1,063,750
               615,000   Philadelphia, PA Hospitals & Higher Education
                          Facilities Authority, Temple Univ. Hospital,
                          5.00%, 11/15/00.................................         621,919
                                                                             --------------
                                                                                 3,706,919
                                                                             --------------

                       See notes to financial statements.

                                                             ANNUAL REPORT    99

SHORT DURATION TAX EXEMPT FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     REVENUE (CONTINUED)
     HOUSING (8.1%)
               450,000   Alaska State Housing Finance Corp., 4.35%,
                          12/01/98 (MBIA).................................     $   452,655
               655,000   Maryland State Community Development, 4.45%,
                          04/01/99........................................         660,731
             2,000,000   Ohio Housing Financial Agency, 4.20%, 09/01/30...       2,000,300
                                                                             --------------
                                                                                 3,113,686
                                                                             --------------
     LEASE (1.2%)
               450,000   Phoenix, AZ Civic Plaza Building Corporate,
                          4.70%, 07/01/98.................................         452,691
                                                                             --------------
     TRANSPORTATION (4.5%)
             1,000,000   Delaware Transportation Auth., 5.80%, 07/01/99...       1,030,000
               675,000   New Jersey State Turnpike Auth., 6.00%,
                          01/01/98........................................         677,383
                                                                             --------------
                                                                                 1,707,383
                                                                             --------------
     WATER & SEWER (6.0%)
               755,000   Ohio State Water Development Auth., 4.95%,
                          12/01/98 (MBIA).................................         764,649
               435,000   Oregon Portland Sewer, 6.50%, 06/01/00...........         460,556
             1,000,000   Orlando, Florida Utilities Commission, 5.70%,
                          10/01/04........................................       1,073,750
                                                                             --------------
                                                                                 2,298,955
                                                                             --------------
     Total Revenue........................................................      20,691,049
                                                                             --------------
     VARIABLE RATE DEMAND NOTES (2.6%)
             1,000,000   Farmington, NM Pollution Revenue, 4.00% (a),
                          05/01/24........................................       1,000,000
     INVESTMENT COMPANIES (1.7%)
               642,628   Dreyfus Tax Exempt Cash Management Fund..........         642,628
                                                                             --------------
     TOTAL (COST -- $37,345,282) (b) (98.4%)..............................     $37,572,864
                                                                             ==============

------------
FGIC: Financial Guaranty Insurance Company
MBIA: MBIA Insurance Corp.
PSF: Permanent School Fund

Percentages indicated are based on net assets of $38,176,099.

                       See notes to financial statements.

 100   PAYDEN & RYGEL INVESTMENT GROUP

(a) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation...............................................  $228,030
     Unrealized depreciation...............................................      (448)
                                                                             --------
     Net unrealized appreciation...........................................  $227,582
                                                                             ========

                       See notes to financial statements.

                                                            ANNUAL REPORT    101

TAX EXEMPT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     GENERAL OBLIGATIONS (44.6%)
     Limited (8.7%)
               700,000   Clark County Nevada School District, 5.875%,
                          06/15/13 (MBIA) (a).............................     $   734,125
             1,100,000   Dallas, Texas, 5.90%, 02/15/03...................       1,183,875
             2,000,000   Massachusetts State, 5.00%, 08/01/07 (FGIC)......       2,057,500
             1,000,000   Port of Seattle, Washington, 5.25%, 05/01/03.....       1,037,500
                                                                             --------------
                                                                                 5,013,000
                                                                             --------------
     Unlimited (33.3%)
             1,500,000   Charleston County, South Carolina, 5.75%,
                          06/01/08........................................       1,618,125
             1,200,000   Chicago Metropolitan Water Reclamation District,
                          Pre-refunded 12/01/09, 6.30%, 12/01/09..........       1,341,000
             1,760,000   Dade County FL, 7.70%, 10/01/08 (AMBAC)..........       2,189,000
               765,000   Du Page County, Illinois, 5.60%, 01/01/21........         808,031
             1,000,000   Florida State, Dept. of Transit -- Right of Way,
                          6.00%, 07/01/07.................................       1,108,750
             1,000,000   Fort Worth, TX, Independent School Dist., 0.00%,
                          02/15/06 (PSF)..................................         676,250
             1,000,000   Honolulu, Hawaii, City & County, 5.00%,
                          10/01/02........................................       1,027,500
             1,000,000   Kingsport Tenn. Pub. Impt., 5.60%, 09/01/03......       1,056,250
             2,000,000   Maryland State, 5.00%, 08/01/07..................       2,070,000
             1,000,000   Mississippi State, 5.80%, 06/01/09...............       1,058,750
             1,000,000   New York, N.Y., 4.75%, 08/01/98..................       1,006,580
             1,000,000   Pennsylvania State, 5.20%, 06/15/04 (MBIA).......       1,042,500
             1,000,000   Texas Public Finance Authority, 5.38%,
                          10/01/03........................................       1,057,500
             1,000,000   Texas State, 5.00%, 08/01/21.....................         956,250
             1,000,000   Virginia State, 6.10%, 06/01/06..................       1,098,750
             1,000,000   Washington State, 5.25%, 09/01/05................       1,047,500
                                                                             --------------
                                                                                19,162,736
                                                                             --------------

                       See notes to financial statements.

 102   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     GENERAL OBLIGATIONS (CONTINUED)
     Student Loans (2.6%)
             1,500,000   South Carolina State Ed. Assistance Auth., 4.75%,
                          09/01/01........................................     $ 1,513,125
                                                                             --------------
     Total General Obligations............................................      25,688,861
                                                                             --------------
     REVENUE (42.1%)
     AIRPORT (5.3%)
               700,000   Dade County FL Aviation -- Miami Intl., 5.75%,
                          10/01/05 (FSA)..................................         748,125
             1,200,000   Los Angeles, CA, City Dept of Airports, 5.50%,
                          05/15/07 (FGIC).................................       1,267,500
             1,010,000   San Francisco, CA, City & County Airports
                          Commission International Airport, 5.00%,
                          05/01/06 (FGIC).................................       1,032,725
                                                                             --------------
                                                                                 3,048,350
                                                                             --------------
     EDUCATION (9.3%)
             1,000,000   Avon, IN Community School Bldg Corp, 5.25%,
                          01/01/22 (AMBAC)................................         978,750
             1,250,000   New York State Dorm Authority, 6.125%, 07/01/07
                          (AMBAC).........................................       1,368,750
             2,810,000   University of Texas Permanent University Fund,
                          5.90%, 07/01/02 (a).............................       3,010,213
                                                                             --------------
                                                                                 5,357,713
                                                                             --------------
     ELECTRIC (5.3%)
               300,000   City of Knoxville, Tennessee Gas System, 4.85%,
                          03/01/06 (a)....................................         301,125
             2,000,000   Georgia Municipal Electric Authority, 5.55%,
                          01/01/07 (FGIC).................................       2,145,000
               575,000   Indiana Muni. Power Agency Power Supply, 5.125%,
                          01/01/01 (MBIA).................................         590,094
                                                                             --------------
                                                                                 3,036,219
                                                                             --------------

                       See notes to financial statements.

                                                            ANNUAL REPORT    103

TAX EXEMPT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     REVENUE (CONTINUED)
     HOUSING (4.8%)
               500,000   California Housing Finance Authority, 5.20%,
                          08/01/26 (MBIA).................................     $   510,000
             1,000,000   Idaho Housing and Finance Association, 5.20%,
                          07/01/27........................................       1,025,000
             1,000,000   Virginia State Housing Development Authority,
                          6.30%, 07/01/11.................................       1,052,500
               170,000   Wisconsin Housing & Economic Development, 5.30%,
                          11/01/05........................................         174,463
                                                                             --------------
                                                                                 2,761,963
                                                                             --------------
     POLLUTION CONTROL (6.4%)
             1,400,000   Minnesota Public Facilities, 6.00%, 03/01/07.....       1,552,250
             2,000,000   NY State Environmental Facs. Corp.,
                          5.50%, 6/15/09 (MBIA)...........................       2,105,000
                                                                             --------------
                                                                                 3,657,250
                                                                             --------------
     TRANSPORTATION (4.5%)
             1,000,000   Massachusetts Bay Transportation Authority,
                          5.60%, 03/01/08.................................       1,066,250
             1,465,000   Port Authority New York & New Jersey, 5.80%,
                          12/01/12........................................       1,536,419
                                                                             --------------
                                                                                 2,602,669
                                                                             --------------
     WATER & SEWER (6.5%)
             2,000,000   Cleveland Ohio Waterworks, 5.50%, 01/01/08 (MBIA)
                          (a).............................................       2,150,000
             1,000,000   Ohio State Water Department Authority, 5.70%,
                          06/01/09 (AMBAC)................................       1,070,000
               500,000   Oregon Portland Sewer, 6.50%, 06/01/00...........         529,375
                                                                             --------------
                                                                                 3,749,375
                                                                             --------------
     Total Revenue........................................................      24,213,539
                                                                             --------------

                       See notes to financial statements.

 104   PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR                                                             FAIR VALUE
     PRINCIPAL AMOUNT                  SECURITY DESCRIPTION                  IN U.S. DOLLARS
     -----------------   -------------------------------------------------   ---------------
     SPECIAL TAX (6.4%)
               900,000   Arapahoe County, Colorado, Capital Improvement,
                          6.90%, 08/31/15, Pre-refunded 08/31/05..........     $ 1,056,375
             1,000,000   Connecticut State Special Tax Obligation Revenue,
                          6.25%, 10/01/09, Pre-refunded 10/01/01..........       1,092,500
             1,380,000   Washington, D.C., American Assn. Advancement of
                          Science, 6.00%, 01/01/08 (AMBAC)................       1,514,550
                                                                             --------------
     Total Special Tax....................................................       3,663,425
                                                                             --------------
     VARIABLE RATE DEMAND NOTES (5.0%)
               400,000   Farmington, NM Pollution Revenue, 3.70%, 04/01/22
                          (b).............................................         400,000
               500,000   Georgia Municipal Electric Authority, 3.60%,
                          06/01/20 (b)....................................         500,000
             1,000,000   Louisiana State Offshore, 3.80%, 09/01/08 (b)....       1,000,000
             1,000,000   Valdez, AK Marine, 3.80%, 12/01/33 (b)...........       1,000,000
                                                                             --------------
                                                                                 2,900,000
                                                                             --------------
     INVESTMENT COMPANIES (0.5%)
               304,516   Dreyfus Tax Exempt Cash Management Fund..........         304,516
                                                                             --------------
     TOTAL (COST -- $55,123,700) (C) (98.6%)..............................     $56,770,341
                                                                             ==============

------------

AMBAC: AMBAC Indemnity Corporation

FGIC: Financial Guaranty Insurance Company
MBIA: MBIA Insurance Corp.
PSF: Permanent School Fund

Percentages indicated are based on net assets of $57,578,595.

(a) All or a portion of the security is held by the custodian in a segregated account as collateral for open futures contracts.

At October 31, 1997, the Fund's open futures contracts were as follows:

Number of                                   Expiration       Current         Unrealized
Contracts           Contract Type              Date        Market Value     Depreciation
---------     -------------------------     ----------     ------------     ------------
   20         U.S. Treasury Bond Future       Dec-97        $2,369,375        $(19,376)

(b) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1997.

                       See notes to financial statements.

                                                            ANNUAL REPORT    105

TAX EXEMPT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1997

(c) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation..............................................  $1,653,893
     Unrealized depreciation..............................................      (7,252)
                                                                            ----------
     Net unrealized appreciation..........................................  $1,646,641
                                                                            ==========

                       See notes to financial statements.

 106   PAYDEN & RYGEL INVESTMENT GROUP

  NOTES TO FINANCIAL STATEMENTS
October 31, 1997
         1.   ORGANIZATION

         Payden & Rygel Global Short Bond Fund, Payden & Rygel Global Fixed Income Fund, Payden & Rygel International Bond Fund, Payden & Rygel Short Duration Tax Exempt Fund, Payden & Rygel Tax Exempt Bond Fund, Payden & Rygel U.S. Treasury Fund, Payden & Rygel Limited Maturity Fund, Payden & Rygel Short Bond Fund, Payden & Rygel Intermediate Bond Fund, Payden & Rygel Investment Quality Bond Fund (formerly the Opportunity Fund), Payden & Rygel Market Return Fund, Payden & Rygel Total Return Fund, Payden & Rygel Global Balanced Fund, Payden & Rygel International Equity Fund, Payden & Rygel European Growth & Income Fund and Payden & Rygel Growth & Income Fund (the "Funds") are non-diversified series of Payden & Rygel Investment Group ("Group"), a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940, as amended.

         The objective of the Global Short Bond, Global Fixed Income, International Bond, U.S. Treasury, Limited Maturity, Short Bond, Intermediate Bond, Investment Quality Bond and Total Return Funds is to realize a high level of total return consistent with preservation of capital. The Limited Maturity Fund further seeks to earn a total return that, over time, is greater than that available from money market funds. In order to achieve these objectives, each Fund invests primarily in debt obligations. The Limited Maturity, Short Bond, Intermediate Bond, Investment Quality Bond and Total Return Funds invest in debt obligations of the U.S. Treasury, U.S. government agencies, U.S. dollar-denominated foreign and domestic public corporations and mortgage-backed securities. The U.S. Treasury Fund primarily invests in U.S. Treasury securities guaranteed by the full faith and credit of the United States Government.

         The Global Short Bond, Global Fixed Income and International Bond Funds invest primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Global Short Bond, Global Fixed Income, International Bond and Total Return Funds can also have substantial investments in foreign currency contracts. The objective of the Short Duration Tax Exempt and Tax Exempt Bond Funds is to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax and consistent with preservation of capital. The objective of the Market Return Fund is to provide a total return in excess of the Standard & Poor's 500 Stock Index. To achieve this objective, the Market Return Fund invests primarily in equity-based investments, such as stock index futures contracts and equity swap contracts, as well as in fixed income securities.

                                                            ANNUAL REPORT    107

October 31, 1997

         The objective of the Global Balanced Fund is to realize a high level of total return consistent with preservation of capital. The Global Balanced Fund can also have investments in foreign currency contracts. This Fund invests in common stocks, bonds and money market instruments of both domestic and foreign issuers. The objective of the International Equity Fund is long-term capital appreciation. This Fund invests in equity securities (common and preferred stock) of issuers whose corporate headquarters are outside the United States ("foreign equities").

         The Growth & Income Fund, also known as the "Dogs of the Dow," seeks to provide growth of capital and some current income. To achieve these objectives the Growth & Income Fund normally invests approximately half of its assets in the ten stocks in the Dow Jones Industrial Average with the highest dividend yields. The remaining assets are invested in securities intended to replicate the total return of the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), normally Standard & Poor's Depository Receipts or additional common stocks.

         The European Growth & Income Fund normally invests its assets in common stocks of approximately ten issuers located in each of France, Germany, the Netherlands and the United Kingdom. In each country, the Fund selects the ten stocks with the highest dividend yield. These stocks come from among the thirty issuers with the largest market capitalizations which are included in each country's leading stock index. The Fund, also known as the "Euro Dogs" Fund, follows investment objectives and policies that are analogous to the Group's Growth & Income Fund.

         There can, however, be no assurance that any of the Funds' investment objectives will be achieved.

         The Funds offer both Class A and Class B shares. Class B shares are subject to certain fees under a shareholder service plan (the "Plan"); Class A shares do not participate in the Plan. Both classes of shares have identical rights and privileges except with respect to the shareholder service fees borne by Class B and voting rights on matters affecting a single class. The Group is authorized to issue an unlimited number of shares of each class, which are units of beneficial interest with a par value of $.001 per share. Effective December 30, 1997, the Class A shares of each Fund will be renamed the Class R shares, and the Class B shares will be renamed the Class S shares.

 108   PAYDEN & RYGEL INVESTMENT GROUP

         2.   SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Funds:

         Securities Valuation

         Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued on the basis of quotations obtained from dealers or pricing services with consideration of such factors as institutional-sized trading in similar groups of securities, quality, yield, coupon rate, maturity, type of issue, trading characteristics and other market data. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to guidelines established by the Board of Trustees. Debt securities with remaining maturities of sixty days or less are valued on an amortized cost basis unless Payden & Rygel (the "Adviser") determines that such basis does not represent fair value. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market. The differences between cost and market of investments are reflected as either unrealized appreciation or depreciation.

         Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid prices. Securities traded only on the over-the-counter market are valued at the latest bid prices. Foreign equity securities are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid prices.

         Investment Transactions and Related Income

         Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes as required by Federal income tax regulations. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

                                                            ANNUAL REPORT    109

October 31, 1997

         Foreign Currency Translation

         The accounting records of the Funds are maintained in U.S. dollars. The Global Short Bond, Global Fixed Income, International Bond, Global Balanced and Total Return Funds may purchase debt obligations that are payable in a foreign currency, and the Global Balanced, International Equity and European Growth & Income Funds may purchase equity securities that are payable in a foreign currency. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the rate on the dates of the transactions.

         Each of these Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

         Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amount of interest or expenses recorded on each of these Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates.

         Repurchase Agreements

         Any of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities and, on a daily basis, mark-to-market such securities to ensure that the value, accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

         Options Transactions

         When any of the Funds (except the U.S. Treasury Fund which does not invest in any option transactions) writes a covered call or put option, an amount equal to the premium received is included in that Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is

 110   PAYDEN & RYGEL INVESTMENT GROUP
         realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

         When any of the Funds (except the U.S. Treasury Fund which does not invest in any option transactions) purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

         The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

         FUTURES CONTRACTS

         Any Fund (except the U.S. Treasury Fund) may purchase or sell futures contracts and options on futures contracts which provide for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. The potential risk to

                                                            ANNUAL REPORT    111

October 31, 1997

         the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

         The Market Return, Total Return, Global Balanced, Growth & Income, European Growth & Income and International Equity Funds may invest in stock index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures as discussed above apply to these index futures contracts. Each Fund invests in these futures contracts to permit a Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

         EQUITY SWAP CONTRACTS

         The Market Return, Total Return, Global Balanced, Growth & Income, European Growth & Income and International Equity Funds may enter into equity swap transactions, which involve an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. A Fund will typically pay a floating rate of interest and receive the total return of a specified equity index. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying as the case may be, only the net amounts of the two payment streams. The net amount of the excess or deficiency, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and is recorded as an unrealized gain or loss by that Fund.

         These Funds invest in swap transactions to permit the Funds to meet their objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the swap position may correlate imperfectly with the markets or the asset or liability being hedged.

         FORWARD CURRENCY CONTRACTS

         The Global Short Bond, Global Fixed Income, International Bond, Total Return, European Growth & Income, Global Balanced and International Equity Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign

 112   PAYDEN & RYGEL INVESTMENT GROUP
         currency relative to the U.S. dollar. These Funds enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         DELAYED DELIVERY TRANSACTIONS

         Any of the Funds may purchase securities on a when issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

         DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly, except for those of the International Bond Fund which are paid quarterly, and net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

         Distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

         FEDERAL INCOME TAXES

         It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

         Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures

                                                            ANNUAL REPORT    113

October 31, 1997

         contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized gains or losses reported in these financial statements may differ from that reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements. Return of capital distributions and net investment losses for tax purposes are reclassed to paid in capital.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         OTHER

         Shared expenses incurred by the Group are allocated among the series of the Group on the basis of relative net assets. Series-specific expenses are charged to each series as incurred. Fund expenses not specific to any class will be allocated between the classes based upon net assets of each class. Class-specific expenses will be charged to each class as incurred.

 114   PAYDEN & RYGEL INVESTMENT GROUP

         3.   PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments (excluding short-term investments and long-term U.S. Government securities) for the period ended October 31, 1997 were as follows:

                                                   PURCHASES          SALES
                                                 --------------   --------------
        Global Short Bond Fund.................. $  373,655,971   $  220,500,261
        Global Fixed Income Fund................  1,144,686,670    1,125,853,382
        International Bond Fund.................      4,495,621       39,232,196
        Global Balanced Fund....................     18,707,504       10,776,987
        International Equity Fund...............     18,534,888        5,600,972
        European Growth & Income Fund...........     13,768,893          309,442
        Growth & Income Fund....................    126,726,370        1,387,153
        Market Return Fund......................     15,071,037        3,975,667
        Limited Maturity Fund...................     58,595,614        3,000,000
        Short Bond Fund.........................     85,955,237       53,998,067
        U.S. Treasury Fund......................              0                0
        Intermediate Bond Fund..................    105,175,139       60,375,139
        Investment Quality Bond Fund............    228,390,505      136,138,779
        Total Return Fund.......................    202,609,297       88,878,444
        Short Duration Tax Exempt Fund..........     18,404,481       18,355,415
        Tax Exempt Fund.........................     23,250,630       20,034,152

         Purchases and sales of long-term U.S. Government securities for the period ended October 31, 1997 were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
        Global Short Bond Fund....................  $ 76,575,141   $ 39,838,211
        Global Fixed Income Fund..................   531,239,438    615,916,451
        International Bond Fund...................     1,963,319      1,522,768
        Global Balanced Fund......................     8,303,325      6,772,764
        International Equity Fund.................             0              0
        European Growth & Income Fund.............             0              0
        Growth & Income Fund......................             0              0
        Market Return Fund........................     2,947,936      5,382,193
        Limited Maturity Fund.....................    61,782,609     59,655,820
        Short Bond Fund...........................   114,395,102    137,227,563
        U.S. Treasury Fund........................    32,312,606     44,436,394
        Intermediate Bond Fund....................    24,452,561     38,594,485
        Investment Quality Bond Fund..............    47,121,241     54,660,743
        Total Return Fund.........................       989,360              0
        Short Duration Tax Exempt Fund............             0              0
        Tax Exempt Fund...........................             0              0

                                                            ANNUAL REPORT    115

October 31, 1997

         The Global Balanced Fund's activity in written options for the year ended October 31, 1997 was as follows:

                                                         NUMBER OF   CONTRACTS
                                                         CONTRACTS    PREMIUM
                                                         ---------   ---------
        Options outstanding at beginning of period......        0     $     0
        Options sold....................................       38      29,008
        Options canceled in closing transactions........      (38)    (29,008)
        Options expired prior to exercise...............        0           0
                                                         --------    --------
        Options outstanding at end of period............        0     $     0

         The Total Return Fund's activity in written options for the year ended October 31, 1997 was as follows:

                                                         NUMBER OF   CONTRACTS
                                                         CONTRACTS    PREMIUM
                                                         ---------   ---------
        Options outstanding at beginning of period......        0     $     0
        Options sold....................................       40      60,950
        Options canceled in closing transactions........        0           0
        Options expired prior to exercise...............        0           0
                                                         --------    --------
        Options outstanding at end of period............       40     $60,950

         The Investment Quality Fund's activity in written options for the year ended October 31, 1997 was as follows:

                                                         NUMBER OF   CONTRACTS
                                                         CONTRACTS    PREMIUM
                                                         ---------   ---------
        Options outstanding at beginning of period......        0     $     0
        Options sold....................................       40      60,638
        Options canceled in closing transactions........        0           0
        Options expired prior to exercise...............        0           0
                                                         --------    --------
        Options outstanding at end of period............       40     $60,638

         None of the other Funds had activity in written options for the year ended October 31, 1997.

         4.   UNAMORTIZED ORGANIZATION COSTS

         The organization costs incurred on behalf of the Funds listed below are being reimbursed to Payden & Rygel and are being amortized on a straight-line basis over

 116   PAYDEN & RYGEL INVESTMENT GROUP
         a period not exceeding five years. The organization costs and the amounts reimbursed as of October 31, 1997 are as follows:

                                                      CUMULATIVE     AMORTIZED
                                                     ORGANIZATION   ORGANIZATION
                                                        COSTS         EXPENSES
                                                     ------------   ------------
        Global Short Bond Fund......................   $  2,047       $  1,058
        International Bond Fund.....................      5,322          4,154
        Global Balanced Fund........................      4,063          1,349
        International Equity Fund...................      3,799          1,280
        European Growth & Income Fund...............      4,958            500
        Growth & Income Fund........................     11,447          3,393
        Market Return Fund..........................     49,138         26,132
        U.S. Treasury Fund..........................      3,926          3,527
        Total Return Fund...........................      3,255          1,127

         Any redemption by Payden & Rygel of its initial investment of $100,000 will reduce the reimbursement by a prorata portion of any of the then unamortized organization costs.

         5.   RELATED PARTY TRANSACTIONS

         Investment advisory services are provided to the Funds by Payden & Rygel. Under the terms of the investment advisory agreement Payden & Rygel is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for the Global Short Bond, Global Fixed Income and International Bond Funds is .30% on net assets up to $2 billion, decreasing to .25% on net assets over $2 billion. The rate for the Short Duration Tax Exempt and Tax Exempt Bond Funds is .32% on net assets up to $500 million, decreasing in increments to .25% on net assets over $1 billion. The rate for the U.S. Treasury, Limited Maturity, Short Bond, Intermediate Bond, Investment Quality Bond, Market Return and Total Return Funds is .28% on net assets up to $1 billion, decreasing to .25% on net assets over $1 billion. The rate for the Global Balanced Fund is 0.50% on net assets up to $1 billion and 0.40% on net assets over $1 billion. The rate for the International Equity is 0.60% on net assets up to $1 billion and 0.45% on net assets over $1 billion. The rate for the Growth & Income Fund is 0.50% on net assets up to $2 billion and 0.30% on net assets over $2 billion. The rate for the European Growth & Income Fund is 0.50% on net assets up to $2 billion and 0.40% on net assets over $2 billion.

                                                            ANNUAL REPORT    117

October 31, 1997

         Payden & Rygel has voluntarily agreed to permanently waive 0.20% of its fee for advisory services for the Growth & Income Fund and 0.10% of its fee for advisory services for the European Growth & Income Fund through at least October 31, 1997. In addition, Payden & Rygel has agreed to guarantee that, for so long as it acts as investment adviser to a Fund, the expenses of the Fund attributable to Class A Shares, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed the percentage indicated below of that Fund's average daily net assets on an annualized basis. In addition, Payden & Rygel has voluntarily agreed to temporarily limit each Fund's total expenses, including advisory fees, to the percentage indicated below of that Fund's average daily net assets on an annualized basis through October 31, 1997 (exclusive of interest, taxes, portfolio transaction blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses).

                                                                      VOLUNTARY
                                                           EXPENSE     EXPENSE
                                                          GUARANTEE     LIMIT
                                                          ---------   ---------
        Global Short Bond Fund..........................    0.70%       0.45%
        Global Fixed Income Fund........................    0.70%       n/a
        International Bond Fund.........................    0.70%       n/a
        Global Balanced Fund............................    0.85%       0.70%
        International Equity Fund.......................    1.05%       0.90%
        European Growth & Income Fund...................    0.90%       0.70%
        Growth & Income Fund............................    0.80%       0.54%
        Market Return Fund..............................    0.60%       0.45%
        Limited Maturity Fund...........................    0.60%       0.30%
        Short Bond Fund.................................    0.60%       0.40%
        U.S. Treasury Fund..............................    0.60%       0.45%
        Intermediate Bond Fund..........................    0.60%       0.45%
        Investment Quality Bond Fund....................    0.60%       0.45%
        Total Return Fund...............................    0.60%       0.45%
        Short Duration Tax Exempt Fund..................    0.60%       0.45%
        Tax Exempt Bond Fund............................    0.60%       0.45%

         Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year so long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement). The deferred expense subsidies, as identified in the statements of assets and liabilities, represent the

 118   PAYDEN & RYGEL INVESTMENT GROUP
         cumulative amount of expenses subsidized for the Funds and will be recognized as net expense in the statements of operations as expense previously deferred in future periods, if expense limits permit.

         Payden & Rygel has incurred certain expenses in connection with the offering of multiple class shares that will be charged to the Group upon the initial sale of Class B shares to the public. Such expenses, approximately $41,000 as of October 31, 1997, will be allocated to all series of the Group that are included in the initial offering of Class B shares and amortized as a class specific expense over a three year period.

         Effective May 30, 1997, Payden & Rygel Distributors, a subsidiary of Payden & Rygel which serves as the distributor for the Funds, entered into an agreement with Bank of America providing for the sale of Class B Shares of certain of the Funds to customers of Bank of America. However, as of October 31, 1997, no Class B Shares have been sold to the public through this arrangement.

         For the Global Balanced and International Equity Funds, Payden & Rygel has entered into a sub-advisory agreement with Scottish Widows Investment Management ("Sub-advisor"). The Sub-Advisor is a wholly owned subsidiary of Scottish Widows Fund and Life Assurance Society, a mutual company chartered in 1815. Under terms of the sub-advisor agreement, the Sub-Advisor receives fees monthly from Payden & Rygel at a rate of 0.40% on the first $1 billion of average daily net assets and 0.30% on the average daily net assets over $1 billion. In the case of the Global Balanced Fund, fees are based on the average daily net assets allocated to the Sub-Advisor. The Sub-Advisor's fee does not represent a separate or additional charge against the Funds.

         Under the distribution agreement with the Group, Payden & Rygel Distributors is not entitled to receive any fees from the Group.

         Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Group. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of .06%.

         Investors Fiduciary Trust Company ("IFTC"), a Missouri trust company, serves as transfer agent to the Funds. Under the terms of the transfer agency agreement, IFTC is entitled to receive fees based upon a specified amount per shareholder with specified minimum-per-Fund amounts and surcharges, plus certain out-of-pocket expenses. IFTC also serves as fund accountant. Under the terms of the fund

                                                            ANNUAL REPORT    119

October 31, 1997

         accounting agreement, IFTC receives fees based on specified minimum-per-Group amounts, plus certain out-of-pocket expenses.

         All expenses incurred by the Funds are paid directly by Payden & Rygel subject to subsequent reimbursement by the Funds. For Funds which have not fully reimbursed Payden & Rygel for expenses paid on their behalf as of October 31, 1997, as identified in the Statements of Assets and Liabilities as deferred expense subsidy, the cumulative amounts of expenses paid by Payden & Rygel and the reimbursement of expenses by the Funds are as follows:

                                         CUMULATIVE TOTAL OF   CUMULATIVE TOTAL OF
                                          EXPENSES PAID BY        REIMBURSEMENT
                                           PAYDEN & RYGEL          OF EXPENSES
                                         -------------------   -------------------
        Global Balanced Fund...........       $  64,910             $  44,034
        International Equity Fund......          30,017                27,444
        European Growth & Income.......          54,069                19,900
        Market Return Fund.............         172,042                49,100
        U.S. Treasury Fund.............         207,775               199,588
        Investment Quality Fund........         309,331               291,413

         Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

         6.   FEDERAL INCOME TAXES

         At October 31, 1997, the following Funds had capital loss carryforwards in the amounts indicated for Federal income tax purposes. These carryforwards are available to offset future capital gains, if any.

                                         LOSS       LOSS        LOSS        LOSS
                                        CARRY-     CARRY-      CARRY-      CARRY-
                                       FORWARDS   FORWARDS    FORWARDS    FORWARDS
                                       EXPIRING   EXPIRING    EXPIRING    EXPIRING
                                       IN 2002    IN 2003     IN 2004     IN 2005
                                       --------   --------   ----------   --------
        Global Short Bond Fund........                                    $37,169
        Global Fixed Income Fund......                       $4,954,175
        European Growth & Income
           Fund.......................                                      6,752
        Limited Maturity Fund......... $ 1,971                   64,303    61,717
        Short Bond Fund...............                          341,923     6,293
        U.S. Treasury Fund............                          121,452    25,368
        Tax Exempt Bond Fund.......... 764,165    $92,036       460,399

 120   PAYDEN & RYGEL INVESTMENT GROUP

         The Growth & Income Fund designates 94.53% of distributions eligible for the dividends received deductions for corporations.

         The European Growth & Income Fund elects to pass on the benefits of the foreign tax credit to its shareholders for the year ended October 31, 1997.

         7.   FUND TERMINATION

         On December 16, 1997, the Board of Trustees approved the closing of the Payden & Rygel International Bond Fund, anticipated to be effective on or about January 31, 1998, at which time all portfolio holdings will be liquidated, expenses owed to service providers will be paid, and a final distribution of net investment income and net realized capital gains will be made. Remaining organizational expenses will be waived by the Advisor.

         8.   EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED)

         The Group designates the following exempt-interest income for the taxable year ended October 31, 1997:

                                                                 EXEMPT-INTEREST
                                              EXEMPT-INTEREST       DIVIDENDS
                                                 DIVIDENDS          PER SHARE
                                              ----------------   ----------------
        Short Duration Tax Exempt Fund.......    $1,330,765           $ 0.38
        Tax Exempt Bond Fund.................     2,313,809             0.44

         The amounts noted above include exempt-interest income from alternative minimum tax paper in the amounts indicated below:

                                                        EXEMPT-INTEREST INCOME
                                                           FROM ALTERNATIVE
                                                          MINIMUM TAX PAPER
                                                        ----------------------
        Short Duration Tax Exempt Fund................         $153,173
        Tax Exempt Bond Fund..........................           94,250

                                                            ANNUAL REPORT    121

October 31, 1997

         The percentage breakdown of the exempt-interest income by state for the Fund's taxable year ended October 31, 1997 was as follows:

                                         SHORT DURATION
                                           TAX EXEMPT       TAX EXEMPT
                                              FUND          BOND FUND
                                         --------------     ----------
        Alabama........................        0.8%             0.0%
        Alaska.........................        2.7              0.8
        Arizona........................        1.5              0.0
        California.....................        2.4             13.9
        Colorado.......................        5.1              1.4
        Connecticut....................        0.0              2.1
        Delaware.......................        1.9              0.0
        District of Columbia...........        0.0              0.2
        Florida........................        3.5              2.1
        Georgia........................        3.5              5.2
        Hawaii.........................        0.0              1.9
        Idaho..........................        0.0              1.1
        Illinois.......................        4.3              8.0
        Indiana........................        0.0              3.2
        Louisiana......................        0.1              1.6
        Maine..........................        0.7              0.0
        Maryland.......................        4.6              2.8
        Massachusetts..................        7.5              4.1
        Michigan.......................        0.8              0.0
        Minnesota......................        2.4              0.0
        Mississippi....................        0.0              2.3
        Missouri.......................        2.9              0.0
        Nevada.........................        3.4              1.6
        New Jersey.....................        2.2              0.0
        New York.......................       10.2              9.3
        North Carolina.................        0.2              0.1
        North Dakota...................        7.3              0.0
        Ohio...........................        0.0              6.3
        Oregon.........................        2.8              0.9
        Pennsylvania...................        1.2              3.6
        Puerto Rico....................        0.0              2.3

 122   PAYDEN & RYGEL INVESTMENT GROUP

                                         SHORT DURATION
                                           TAX EXEMPT       TAX EXEMPT
                                              FUND          BOND FUND
                                         --------------     ----------
        South Carolina.................        0.7              4.0
        Tennessee......................        0.8              1.5
        Texas..........................        8.9             11.1
        Utah...........................        2.0              0.0
        Virginia.......................        6.3              4.9
        Washington.....................        2.2              3.3
        Wisconsin......................        7.0              0.4
        Wyoming........................        0.1              0.0
           TOTAL.......................        100%             100%

                                                            ANNUAL REPORT    123

  FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                              GLOBAL SHORT
                                                                                BOND FUND
                                                                      =============================
                                                                      YEAR ENDED       PERIOD ENDED
                                                                      OCTOBER 31,      OCTOBER 31,
                                                                         1997            1996(a)
                                                                      ===========      ============
Net asset value -- beginning of period..............................   $   10.07         $  10.00
                                                                      ----------       ----------
Income (loss) from investment activities:
  Net investment income.............................................        0.58             0.05
  Net realized and unrealized gains (losses)........................        0.11             0.06
                                                                      ----------       ----------
       Total from investment activities.............................        0.69             0.11
                                                                      ----------       ----------
Distributions to shareholders:
  From net investment income........................................       (0.59)           (0.04)
  From net realized gains...........................................
                                                                      ----------       ----------
       Total distributions to shareholders..........................       (0.59)           (0.04)
                                                                      ----------       ----------
Net asset value -- end of period....................................   $   10.17         $  10.07
                                                                      ==========       ==========
Total return........................................................        7.02%            1.10%*
                                                                      ==========       ==========
Ratios/supplemental data:
  Net assets, end of period (000)...................................   $ 220,865         $ 28,913
  Ratio of expenses to average net assets...........................        0.45%            0.45%**
  Ratio of net investment income to average net assets..............        4.84%            4.86%**
  Ratio of expenses to average net assets prior to subsidies and
     waivers........................................................        0.53%            2.31%**
  Ratio of net investment income to average net assets prior to
     subsidies and waivers..........................................        4.76%            3.00%**
  Portfolio turnover rate...........................................         219%               0%**
------------
(a)  The Fund commenced operations on September 18, 1996.
 * Not annualized
** Annualized

 124   PAYDEN & RYGEL INVESTMENT GROUP

                             GLOBAL FIXED INCOME FUND
    ===========================================================================
    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
       1997            1996            1995            1994            1993
    ===========     ===========     ===========     ===========     ===========
     $   10.35       $   10.32       $    9.77       $   10.62       $    9.96
    ----------      ----------      ----------      ----------      ----------
          1.03            0.54            0.89            0.44            0.46
         (0.16)           0.19            0.53           (0.65)           0.69
    ----------      ----------      ----------      ----------      ----------
          0.87            0.73            1.42           (0.21)           1.15
    ----------      ----------      ----------      ----------      ----------
         (1.06)          (0.70)          (0.87)          (0.42)          (0.46)
                                                         (0.22)          (0.03)
    ----------      ----------      ----------      ----------      ----------
         (1.06)          (0.70)          (0.87)          (0.64)          (0.49)
    ----------      ----------      ----------      ----------      ----------
     $   10.16       $   10.35       $   10.32       $    9.77       $   10.62
    ==========      ==========      ==========      ==========      ==========
          8.84%           7.41%          15.10%          (2.09)%         11.88%
    ==========      ==========      ==========      ==========      ==========
     $ 535,644       $ 651,165       $ 540,041       $ 430,210       $ 296,958
          0.49%           0.53%           0.50%           0.55%           0.70%
          5.69%           5.67%           8.94%           4.24%           4.22%
          0.49%           0.53%           0.50%           0.55%           0.68%
          5.69%           5.67%           8.94%           4.24%           4.24%
           289%            176%            227%            348%            253%

                                                            ANNUAL REPORT    125

(For a share outstanding throughout the period)

                                                                    INTERNATIONAL BOND FUND
                                                           ==========================================
                                                           YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                              1997           1996          1995(c)
                                                           ===========    ===========    ============
Net asset value -- beginning of period...................    $ 10.39        $ 10.04        $  10.00
                                                           ----------     ----------     ----------
Income (loss) from investment activities:
  Net investment income..................................       0.57           0.03            0.15
  Net realized and unrealized gains (losses).............      (0.32)          0.42            0.09
                                                           ----------     ----------     ----------
       Total from investment activities..................       0.25           0.45            0.24
                                                           ----------     ----------     ----------
Distributions to shareholders:
  From net investment income.............................      (0.47)         (0.03)          (0.15)
  From net realized gains................................         --          (0.01)          (0.04)
  In excess of net realized gains........................         --          (0.06)          (0.01)
                                                           ----------     ----------     ----------
       Total distributions to shareholders...............      (0.47)         (0.10)          (0.20)
                                                           ----------     ----------     ----------
Net asset value -- end of period.........................    $ 10.17        $ 10.39        $  10.04
                                                           ==========     ==========     ==========
Total return.............................................       2.51%          4.47%           2.43%*
                                                           ==========     ==========     ==========
Ratios/supplemental data:
  Net assets, end of period (000)........................    $23,698        $18,364        $ 19.194
  Ratio of expenses to average net assets................       0.70%          0.70%           0.70%**
  Ratio of net investment income to average net assets...       5.55%          5.61%           5.24%**
  Ratio of expenses to average net assets prior to
     subsidies and waivers...............................       0.75%          0.98%           1.64%**
  Ratio of net investment income to average net assets
     prior to subsidies and waivers......................       5.50%          5.33%           4.30%**
  Portfolio turnover rate................................        201%           217%             97%**
  Average commissions....................................         --             --              --
------------
(c)  The Fund commenced operations on April 1, 1995.
(d) The Fund commenced operations on December 9, 1996.
(e)  The Fund commenced operations on June 27, 1997.
(f )  The Fund commenced operations on November 1, 1996.
  * Not annualized
 ** Annualized
*** Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

 126   PAYDEN & RYGEL INVESTMENT GROUP

       GLOBAL                           EUROPEAN
      BALANCED       INTERNATIONAL      GROWTH &        GROWTH &
        FUND         EQUITY FUND      INCOME FUND      INCOME FUND
    ============     ============     ============     ===========
    PERIOD ENDED     PERIOD ENDED     PERIOD ENDED     YEAR ENDED
    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
      1997(d)          1997(d)          1997(e)         1997(f)
    ============     ============     ============     ===========
      $  10.00         $  10.00         $  10.00        $   10.00
    ----------       ----------       ----------        ---------
          0.05            (0.28)           (0.04)            0.17
          0.90             1.04             0.23             2.74
    ----------       ----------       ----------        ---------
          0.95             0.76             0.19             2.91
    ----------       ----------       ----------        ---------
         (0.05)              --               --            (0.14)
         (0.11)           (0.01)              --               --
            --               --               --               --
    ----------       ----------       ----------        ---------
         (0.16)           (0.01)            0.00            (0.14)
    ----------       ----------       ----------        ---------
      $  10.79         $  10.75         $  10.19        $   12.77
    ==========       ==========       ==========        =========
          9.49%*           7.59%*           1.90%*          29.19%
    ==========       ==========       ==========        =========
      $ 10,312         $ 14,403         $ 13,608        $ 150,944
          0.70%            0.90%**          0.69%**          0.54%**
          3.32%**          0.92%**          1.72%**          1.60%**
          1.64%            1.57%**          2.48%**          0.89%**
          2.38%**          0.25%**         (0.07)%**         1.25%**
           211%**            66%**             9%**             2%**
      $ 0.0353***      $ 0.0253***      $ 0.0354***     $  0.0300***

                                                            ANNUAL REPORT    127

(For a share outstanding throughout the period)

                                                                           MARKET RETURN FUND
                                                                      =============================
                                                                      YEAR ENDED       PERIOD ENDED
                                                                      OCTOBER 31,      OCTOBER 31,
                                                                         1997            1996(g)
                                                                      ===========      ============
Net asset value -- beginning of period..............................    $ 10.86           $10.00
                                                                      ----------       ---------
Income (loss) from investment activities:
  Net investment income.............................................       0.63             0.50
  Net realized and unrealized gains (losses)........................       2.64             0.86
                                                                      ----------       ---------
       Total from investment activities.............................       3.27             1.36
                                                                      ----------       ---------
Distributions to shareholders:
  From net investment income........................................      (0.63)           (0.50)
  From net realized gains...........................................      (0.70)
                                                                      ----------       ---------
       Total distributions to shareholders..........................      (1.33)           (0.50)
                                                                      ----------       ---------
Net asset value -- end of period....................................    $ 12.80           $10.86
                                                                      ==========       =========
Total return........................................................      31.74%           14.06%*
                                                                      ==========       =========
Ratios/supplemental data:
  Net assets, end of period (000)...................................    $20,195           $5,789
  Ratio of expenses to average net assets...........................       0.45%            0.00%**
  Ratio of net investment income to average net assets..............       5.36%            5.95%**
  Ratio of expenses to average net assets prior to subsidies and
     waivers........................................................       0.96%            4.14%**
  Ratio of net investment income to average net assets prior to
     subsidies and waivers..........................................       4.85%            1.81%**
  Portfolio turnover rate...........................................        140%             146%**
  Average commissions...............................................    $0.0300***
------------
(g) The Fund commenced operations on December 1, 1995.
(h) The Fund commenced operations on May 1, 1994.
*   Not annualized
** Annualized
*** Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

 128   PAYDEN & RYGEL INVESTMENT GROUP

                       LIMITED MATURITY FUND
    ============================================================
    YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
       1997            1996            1995           1994(h)
    ===========     ===========     ===========     ============
     $   10.06        $ 10.06         $ 10.00         $  10.00
    ----------      ----------      ----------      ----------
          0.54           0.53            0.56             0.19
            --             --            0.07            (0.01)
    ----------      ----------      ----------      ----------
          0.54           0.53            0.63             0.18
    ----------      ----------      ----------      ----------
         (0.54)         (0.53)          (0.57)           (0.18)
            --             --              --               --
    ----------      ----------      ----------      ----------
         (0.54)         (0.53)          (0.57)           (0.18)
    ----------      ----------      ----------      ----------
     $   10.06        $ 10.06         $ 10.06         $  10.00
    ==========      ==========      ==========      ==========
          5.46%          5.41%           6.43%            1.84%*
    ==========      ==========      ==========      ==========
     $ 152,429        $50,771         $18,414         $ 14,248
          0.30%          0.30%           0.33%            0.41%**
          5.52%          5.45%           5.59%            4.74%**
          0.52%          0.62%           0.83%            2.92%**
          5.30%          5.13%           5.09%            2.23%**
           135%           217%            166%              86%**
            --             --              --               --

                                                            ANNUAL REPORT    129

(For a share outstanding throughout the period)

                                                               U.S. TREASURY FUND
                                                  ============================================
                                                  YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                  OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                     1997            1996           1995(i)
                                                  ===========     ===========     ============
Net asset value -- beginning of period..........    $ 10.54         $ 10.61         $  10.00
                                                  ----------      ----------      ----------
Income (loss) from investment activities:
  Net investment income.........................       0.60            0.58             0.53
  Net realized and unrealized gains (losses)....       0.02           (0.04)            0.61
                                                  ----------      ----------      ----------
       Total from investment activities.........       0.62            0.54             1.14
                                                  ----------      ----------      ----------
Distributions to shareholders:
  From net investment income....................      (0.60)          (0.58)           (0.53)
  From net realized gains.......................         --           (0.03)              --
                                                  ----------      ----------      ----------
       Total distributions to shareholders......      (0.60)          (0.61)           (0.53)
                                                  ----------      ----------      ----------
Net asset value -- end of period................    $ 10.56         $ 10.54         $  10.61
                                                  ==========      ==========      ==========
Total return....................................       6.10%           5.20%           11.61%*
                                                  ==========      ==========      ==========
Ratios/supplemental data:
  Net assets, end of period (000)...............    $15,479         $22,114         $ 10,894
  Ratio of expenses to average net assets.......       0.45%           0.45%            0.45%**
  Ratio of net investment income to average net
     assets.....................................       5.49%           5.59%            6.31%**
  Ratio of expenses to average net assets prior
     to subsidies and waivers...................       0.63%           0.78%            1.84%**
  Ratio of net investment income to average net
     assets prior to subsidies and waivers......       5.31%           5.26%            4.92%**
  Portfolio turnover rate.......................        160%            152%              87%**
------------
(d) The Fund commenced operations on December 9, 1996.
(i)  The Fund commenced operations on January 1, 1995.
(j)  The Fund commenced operations on September 1, 1994.
 * Not annualized
** Annualized

 130   PAYDEN & RYGEL INVESTMENT GROUP

                                                                     TOTAL RETURN
                          SHORT BOND FUND                                FUND
    ============================================================     ============
    YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED     PERIOD ENDED
    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
       1997            1996            1995           1994(j)          1997(d)
    ===========     ===========     ===========     ============     ============
      $  9.97         $ 10.04         $  9.68          $10.00          $  10.00
    ----------      ----------      ----------      ---------        ----------
         0.58            0.54            0.54            0.34              0.46
        (0.05)          (0.06)           0.36           (0.32)             0.23
    ----------      ----------      ----------      ---------        ----------
         0.53            0.48            0.90            0.02              0.69
    ----------      ----------      ----------      ---------        ----------
        (0.58)          (0.54)          (0.54)          (0.34)            (0.44)
           --           (0.01)             --              --                --
    ----------      ----------      ----------      ---------        ----------
        (0.58)          (0.55)          (0.54)          (0.34)            (0.44)
    ----------      ----------      ----------      ---------        ----------
      $  9.92         $  9.97         $ 10.04          $ 9.68          $  10.25
    ==========      ==========      ==========      =========        ==========
         5.52%           4.86%           9.56%           0.21%*            7.10%*
    ==========      ==========      ==========      =========        ==========
      $94,256         $97,966         $19,157          $2,592          $ 98,863
         0.40%           0.40%           0.40%           0.48%**           0.45%**
         6.00%           5.67%           5.72%           4.47%**           6.21%**
         0.49%           0.57%           1.03%           4.56%**           0.69%**
         5.91%           5.50%           5.09%           0.39%**           5.97%**
          208%            212%            170%            187%**            206%**

                                                            ANNUAL REPORT    131

(For a share outstanding throughout the period)

                                                             INTERMEDIATE BOND FUND
                                                   ===========================================
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                      1997            1996            1995
                                                   ===========     ===========     ===========
Net asset value -- beginning of period...........    $  9.60         $  9.85         $  9.30
                                                   ----------      ----------      ----------
Income (loss) from investment activities:
  Net investment income..........................       0.56            0.56            0.57
  Net realized and unrealized gains (losses).....       0.11           (0.17)           0.55
                                                   ----------      ----------      ----------
       Total from investment activities..........       0.67            0.39            1.12
                                                   ----------      ----------      ----------
Distributions to shareholders:
  From net investment income.....................      (0.56)          (0.56)          (0.57)
  From net realized gains........................         --           (0.08)             --
                                                   ----------      ----------      ----------
       Total distributions to shareholders.......      (0.56)          (0.64)          (0.57)
                                                   ----------      ----------      ----------
Net asset value -- end of period.................    $  9.71         $  9.60         $  9.85
                                                   ==========      ==========      ==========
Total return.....................................       7.26%           4.06%          12.43%
                                                   ==========      ==========      ==========
Ratios/supplemental data:
  Net assets, end of period (000)................    $80,766         $52,767         $34,391
  Ratio of expenses to average net assets........       0.45%           0.45%           0.45%
  Ratio of net investment income to average net
     assets......................................       5.96%           5.90%           6.10%
  Ratio of expenses to average net assets prior
     to subsidies and waivers....................       0.55%           0.58%           0.68%
  Ratio of net investment income to average net
     assets prior to subsidies and waivers.......       5.86%           5.77%           5.87%
  Portfolio turnover rate........................        192%            196%            189%
------------
(k) The Fund commenced operations on January 1, 1994.
 * Not annualized
** Annualized

 132   PAYDEN & RYGEL INVESTMENT GROUP

    INTERMEDIATE
     BOND FUND                       INVESTMENT QUALITY BOND FUND
    ============     ============================================================
    PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
      1994(k)           1997            1996            1995           1994(k)
    ============     ===========     ===========     ===========     ============
      $  10.00         $  9.81         $  9.96         $  9.09          $10.00
    ----------       ----------      ----------      ----------      -----------
          0.35            0.58            0.63            0.57            0.37
         (0.70)           0.22           (0.17)           0.87           (0.91)
    ----------       ----------      ----------      ----------      ---------
         (0.35)           0.80            0.46            1.44           (0.54)
    ----------       ----------      ----------      ----------      ---------
         (0.35)          (0.60)          (0.61)          (0.57)          (0.37)
            --              --              --              --              --
    ----------       ----------      ----------      ----------      ---------
         (0.35)          (0.60)          (0.61)          (0.57)          (0.37)
    ----------       ----------      ----------      ----------      ---------
      $   9.30         $ 10.01         $  9.81         $  9.96          $ 9.09
    ==========       ==========      ==========      ==========      =========
         (3.52)%*         8.44%           4.86%          16.39%          (5.49)%*
    ==========       ==========      ==========      ==========      =========
      $ 14,312         $94,987         $32,304         $25,822          $3,030
          0.46%**         0.45%           0.00%           0.45%           0.49%**
          5.39%**         6.03%           6.41%           6.20%           5.25%**
          2.03%**         0.53%           0.64%           1.11%           4.52%**
          3.82%**         5.95%           5.77%           5.55%           1.22%**
           358%**          317%            197%            252%            513%**

                                                            ANNUAL REPORT    133

(For a share outstanding throughout the period)

                                                         SHORT DURATION TAX EXEMPT FUND
                                                   ===========================================
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                      1997            1996            1995
                                                   ===========     ===========     ===========
Net asset value -- beginning of period...........    $ 10.01         $ 10.08         $  9.93
                                                   ----------      ----------      ----------
Income (loss) from investment activities:
  Net investment income..........................       0.38            0.38            0.42
  Net realized and unrealized gains (losses).....       0.07           (0.06)           0.15
                                                   ----------      ----------      ----------
       Total from investment activities..........       0.45            0.32            0.57
                                                   ----------      ----------      ----------
Distributions to shareholders:
  From net investment income.....................      (0.38)          (0.38)          (0.42)
  From net realized gains........................         --           (0.01)             --
                                                   ----------      ----------      ----------
       Total distributions to shareholders.......      (0.38)          (0.39)          (0.42)
                                                   ----------      ----------      ----------
Net asset value -- end of period.................    $ 10.08         $ 10.01         $ 10.08
                                                   ==========      ==========      ==========
Total return.....................................       4.55%           3.28%           5.88%
                                                   ==========      ==========      ==========
Ratios/supplemental data:
  Net assets, end of period (000)................    $38,176         $36,336         $16,019
  Ratio of expenses to average net assets........       0.45%           0.45%           0.45%
  Ratio of net investment income to average net
     assets......................................       3.75%           3.81%           4.12%
  Ratio of expenses to average net assets prior
     to subsidies and waivers....................       0.62%           0.70%           0.91%
  Ratio of net investment income to average net
     assets prior to subsidies and waivers.......       3.58%           3.56%           3.66%
  Portfolio turnover rate........................         57%             35%             80%
------------
(j)  The Fund commenced operations on September 1, 1994.
(l)  The Fund commenced operations on December 21, 1993.
*   Not annualized
** Annualized

 134   PAYDEN & RYGEL INVESTMENT GROUP

       SHORT
    DURATION TAX
    EXEMPT FUND                          TAX EXEMPT BOND FUND
    ============     ============================================================
    PERIOD ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
      1994(j)           1997            1996            1995           1994(l)
    ============     ===========     ===========     ===========     ============
      $  10.00         $  9.47         $  9.59         $  8.90         $  10.00
    ----------       ----------      ----------      ----------      ----------
          0.04            0.44            0.45            0.46             0.33
         (0.07)           0.24           (0.12)           0.69            (1.10)
    ----------       ----------      ----------      ----------      ----------
         (0.03)           0.68            0.33            1.15            (0.77)
    ----------       ----------      ----------      ----------      ----------
         (0.04)          (0.44)          (0.45)          (0.46)           (0.33)
            --              --              --              --               --
    ----------       ----------      ----------      ----------      ----------
         (0.04)          (0.44)          (0.45)          (0.46)           (0.33)
    ----------       ----------      ----------      ----------      ----------
      $   9.93         $  9.71         $  9.47         $  9.59         $   8.90
    ==========       ==========      ==========      ==========      ==========
         (0.35)%*         7.33%           3.52%          13.25%           (7.85)%*
    ==========       ==========      ==========      ==========      ==========
      $ 20,150         $57,579         $49,862         $40,052         $ 25,474
          0.45%**         0.45%           0.45%           0.45%            0.50%**
          3.20%**         4.60%           4.73%           4.97%            4.47%**
          2.87%**         0.59%           0.61%           0.74%            1.07%**
          0.78%**         4.46%           4.57%           4.69%            3.90%**
             0%**           42%             23%             42%              98%**

                                                            ANNUAL REPORT    135

  INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Payden & Rygel Investment Group, including Payden & Rygel Global Short Bond Fund, Payden & Rygel Global Fixed Income Fund, Payden & Rygel International Bond Fund, Payden & Rygel Global Balanced Fund, Payden & Rygel International Equity Fund, Payden & Rygel European Growth & Income Fund, Payden & Rygel Growth & Income Fund, Payden & Rygel Market Return Fund, Payden & Rygel Limited Maturity Fund, Payden & Rygel Short Bond Fund, Payden & Rygel U.S. Treasury Fund, Payden & Rygel Intermediate Bond Fund, Payden & Rygel Investment Quality Bond Fund, Payden & Rygel Total Return Fund, Payden & Rygel Short Duration Tax Exempt Fund and Payden & Rygel Tax Exempt Bond Fund (the "Funds"), as of October 31, 1997, the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds at October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
December 9, 1997

 136   PAYDEN & RYGEL INVESTMENT GROUP